Transamerica Funds
Statement of Additional Information
March 1, 2023, as amended and restated on June 16, 2023
Fund	Class R Ticker	Class R4 Ticker	Class I3 Ticker
Transamerica Asset Allocation Intermediate Horizon	TAARX	TAAFX	-
Transamerica Asset Allocation Long Horizon	TALRX	TALFX	-
Transamerica Asset Allocation Short Horizon	TSHRX	TSHFX	-
Transamerica Balanced II	TBLRX	TBLFX	TBLTX
Transamerica Bond	TAADX	-	-
Transamerica Capital Growth	TAAEX	-	-
Transamerica Core Bond (formerly, Transamerica Intermediate Bond)	TMBRX	TMBFX	TMBTX
Transamerica Emerging Markets Opportunities	TEORX	TEOPX	-
Transamerica Government Money Market[1]	-	TFGXX	TGTXX
Transamerica High Yield Bond	TAHRX	TAHFX	TAHTX
Transamerica High Yield ESG	TANKX	TAYNX	-
Transamerica Inflation-Protected Securities	TPRRX	TPRFX	TPRTX
Transamerica International Equity	TRWRX	TRWFX	TRWTX
Transamerica International Focus	TIGSX	TIGFX	-
Transamerica Large Core ESG (formerly, Transamerica Large Core)	TLARX	TLAFX	TLATX
Transamerica Large Growth	TGWRX	TGWFX	TGWTX
Transamerica Large Value Opportunities	TLORX	TLOFX	TLOTX
Transamerica Mid Cap Growth	TMIRX	TMIFX	TMITX
Transamerica Mid Cap Value Opportunities	TOTRX	TOTFX	TOTTX
Transamerica Multi-Managed Balanced	TAAHX	-	-
Transamerica Short-Term Bond	TAASX	TAAUX	TAAQX
Transamerica Small Cap Growth	TSPRX	TSPFX	TSPTX
Transamerica Small Cap Value	TRSLX	TSLFX	TSLTX
Transamerica Sustainable Bond	TAUKX	TAZOX	-
1Class R2: TGRXX
Each of the funds listed above is a series of Transamerica Funds. Each fund with “–” listed for a share class above indicates that share class is not currently offered by the fund.This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the funds’ prospectus dated March 1, 2023, as it may be supplemented or revised from time to time.
This SAI is incorporated by reference in its entirety into the prospectus. The prospectus and this SAI may be obtained free of charge by writing or calling the funds at the below address or toll-free telephone number. This SAI sets forth information that may be of interest to shareholders, but that is not necessarily included in the prospectus. Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders, which may be obtained free of charge by writing or calling the funds at the below address or telephone number.
The Annual Reports contain financial statements that are incorporated herein by reference.

Investment Manager: Transamerica Asset Management, Inc.
1801 California Street, Suite 5200
Denver, CO 80202
Customer Service (888) 233-4339 (toll free)

General Description of the Trust and the Funds
Transamerica Funds (the “Trust”) is an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Trust are currently divided into separate series (each a “fund” or together, the “funds”) described herein. Each fund offers one or more classes. The Trust may create additional series and classes from time to time.
The Trust was organized as a Delaware statutory trust on February 25, 2005. Prior to March 1, 2008, the Trust’s name was Transamerica IDEX Mutual Funds. The Trust is the successor to a Massachusetts business trust named Transamerica IDEX Mutual Funds.
Each fund is classified as diversified under the 1940 Act.
Transamerica Asset Management, Inc. (“TAM” or the “Investment Manager”) is the investment manager for each fund.
During the last five years, the names of certain funds have changed as follows:
Fund Name	Fund Name History
Transamerica Asset Allocation Intermediate Horizon	N/A
Transamerica Asset Allocation Long Horizon	N/A
Transamerica Asset Allocation Short Horizon	N/A
Transamerica Balanced II	N/A
Transamerica Bond	Transamerica Flexible Income was renamed Transamerica Bond on July 2, 2018.
Transamerica Capital Growth	N/A
Transamerica Core Bond	Transamerica Intermediate Bond was renamed Transamerica Core Bond on November 1, 2022.
Transamerica Emerging Markets Opportunities	N/A
Transamerica Government Money Market	N/A
Transamerica High Yield Bond	N/A
Transamerica High Yield ESG[1]	N/A
Transamerica Inflation-Protected Securities	N/A
Transamerica International Equity	N/A
Transamerica International Focus	Transamerica International Growth was renamed Transamerica International Focus on November 1, 2021.
Transamerica Large Core ESG	Transamerica Large Core was renamed Transamerica Large Core ESG on March 1, 2023.
Transamerica Large Growth	N/A
Transamerica Large Value Opportunities	N/A
Transamerica Mid Cap Growth	N/A
Transamerica Mid Cap Value Opportunities	N/A
Transamerica Multi-Managed Balanced	N/A
Transamerica Short-Term Bond	N/A
Transamerica Small Cap Growth	N/A
Transamerica Small Cap Value	N/A
Transamerica Sustainable Bond[1]	N/A
The footnote reference below is intended for use as relevant to each applicable table included in this SAI:
1
Transamerica High Yield ESG and Transamerica Sustainable Bond commenced operations on July 31, 2020, and as such, there is no historical information for the funds for fiscal years ended prior to that date.
Investment Objectives, Policies, Practices and Associated Risk Factors
The investment objective of each fund and the strategies each fund employs to achieve its objective are described in each fund’s prospectus. There can be no assurance that a fund will achieve its objective.
As indicated in each prospectus in the sections entitled “More on Each Fund’s Strategies and Investments” and “Features and Policies - Additional Information,” each fund’s investment objective and, unless otherwise noted in the prospectus or in this SAI, its investment policies and techniques may be changed by the funds’ Board of Trustees (the “Board”) without approval of shareholders. A change in the investment objective or policies of a fund may result in the fund having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Investment Policies
Fundamental Investment Policies
Fundamental investment policies of each fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund.
Each fund has adopted the following fundamental policies:
1. Borrowing
The fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
2. Underwriting Securities
The fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.
3. Making Loans
The fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4. Senior Securities
The fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
5. Real Estate
The fund may not purchase or sell real estate except as permitted by the 1940 Act.
6. Commodities
The fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
7. Concentration of Investments
The fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Solely for purposes of the above fundamental investment policies, the “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time, or other successor law governing the regulation of investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority, or exemptive or other relief or permission from the SEC, SEC staff or other authority.
Additional Information about Fundamental Investment Policies
The following provides additional information about each fund’s fundamental investment policies. This information does not form part of the funds’ fundamental investment policies.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. In accordance with Rule 18f-4 under the 1940 Act, when a fund engages in reverse repurchase agreements and similar financing transactions, the fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions” under Rule 18f-4 and comply with Rule 18f-4 with respect to such transactions.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets. Each fund will be permitted by this policy to make loans of money, including to other funds, portfolio securities or other assets. Each fund has obtained exemptive relief from the SEC to make short term loans to other Transamerica funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed below under “Additional Information - Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, mortgage-backed securities (“MBS”) instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a fund’s purchases of illiquid investments to 15% of net assets.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (excluding private activity municipal securities backed principally by non-governmental issuers); and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country as an issuer’s domicile will not be considered an industry for purposes of the policy. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry under the policy. The policy also will be interpreted to give broad authority to a fund as to how to reasonably classify issuers within or among industries. For purposes of determining compliance with its concentration policy, each fund will consider the holdings of any underlying Transamerica-sponsored mutual funds in which the fund invests. The funds intend to comply with the SEC staff’s view that securities issued by a foreign government constitute a single industry for purposes of calculating applicable limits on concentration.
The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, its staff and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the practice will be considered to be permitted if either the 1940 Act permits the practice or the 1940 Act does not prohibit the practice.
Except for the fundamental policy on borrowing set forth in (1) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.
The investment practices described above involve risks. Please see your fund’s prospectus(es) and this SAI for a description of certain of these risks.

Non-Fundamental Policies
The funds have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.
1.
Illiquid investments (all funds)
No fund may purchase any investment if, as a result, more than 15% of its net assets (5% of total assets with respect to Transamerica Government Money Market) would be invested in illiquid investments.
2.
Purchasing securities on margin (all funds)
No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.
3.
Underlying funds in funds-of-funds investment limitation (applicable funds: all funds except Transamerica Asset Allocation Intermediate Horizon, Transamerica Asset Allocation Long Horizon and Transamerica Asset Allocation Short Horizon)
No fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended. This policy does not prevent a fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
Additional Information Regarding Investment Practices
Each fund’s principal investment strategies are set forth in its prospectus. This section further explains policies and strategies utilized by the funds.
Please refer to each fund’s prospectus and investment restrictions for the policies and strategies pertinent to a particular fund.
Unless otherwise indicated, all limitations applicable to fund investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation. There is no limit on the ability of a fund to make any type of investment or to invest in any type of security, except as expressly stated in the prospectus(es) or in this SAI or as imposed by law. Derivative instruments are taken into account when determining compliance with a fund's 80% policy and any other investment limitations expressed as a percentage of assets.
Debt Securities and Fixed-Income Investing
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. government, its agencies and instrumentalities; or foreign governments; asset-backed securities; collateralized-mortgage obligations (“CMOs”); zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; and pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change, at least for some period of time. When a debt security is purchased, the fund owns “debt” and becomes a creditor to the company or government.
Consistent with each fund's investment policies, a fund may invest in debt securities, which may be referred to as fixed-income instruments. These may include securities issued by the U.S. government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Consistent with its investment policies, a fund may invest in derivatives based on fixed-income instruments.
Generally, a fund uses the terms “debt security,” “bond,” “fixed-income instrument” and “fixed-income security” interchangeably, and these terms are interpreted broadly by the funds and include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new debt securities are developed, the funds may invest in those securities as well.
Maturity and Duration: The maturity of a fixed-income security is a measure of the time remaining until the final payment on the security is due. For simple fixed-income securities, duration indicates the average time at which the security’s cash flows are to be received. For simple fixed-income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bullet bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed-income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter its duration will be compared to its final maturity. The determination of duration becomes more complex when fixed-income securities with features like floating coupon payments, optionality, prepayments, and structuring are evaluated. There are differing methodologies for computing effective duration prevailing in the industry. As a result, different investors may estimate duration differently.
Debt and fixed-income securities share three principal risks. First, the level of interest income generated by a fund’s fixed-income investments may decline due to a decrease in market interest rates. If rates decline, when a fund’s fixed-income securities mature or are sold, they may be replaced by lower-yielding investments. Second, the values of fixed-income securities fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund’s fixed-income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed-income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Third, certain fixed-income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.
Mortgage-Backed Securities
Mortgage-backed securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federated National Mortgage Association (“Fannie Mae”) certificates, are not. The U.S. government has provided recent financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued or guarantees them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the funds may take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
As noted above, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. In many cases, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a fund of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a fund may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, a fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A fund may also buy mortgage-backed securities without insurance or guarantees.
If a fund purchases subordinated mortgage-backed securities, the payments of principal and interest on the fund’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and by private issuers entities, provided, however, that to the extent that a fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the fund’s investment in such securities will be subject to the limitations on its investment in investment company securities.
Asset-Backed Securities
Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties.
Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) which may be affiliated or unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or “CBOs”), bank loans (such as collateralized loan obligations or “CLOs”) and other debt obligations (such as collateralized debt obligations or “CDOs”).
Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement and the exhaustion of any credit enhancement. The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a fund’s experiencing difficulty in selling or valuing asset-backed securities.
Corporate Debt Securities
Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “Convertible Securities” and “Variable or Floating Rate Securities,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.
Commercial Paper
Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing or rating of the issuer will fall, or that the secondary market in the issuer’s notes will become too limited to permit their liquidation at a reasonable price.

Commercial paper includes asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Bank Obligations
Bank obligations include dollar-denominated CDs, time deposits and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are short-term, unsecured, negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banks for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state institutions are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of obligations of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by state and federal regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.
Bank Capital Securities: Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high-risk, below-investment-grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.
For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the risks typically associated with fixed-income securities discussed elsewhere in this SAI and a fund’s prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.
Zero Coupon, Step Coupon, Deferred Payment, Stripped and Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face values. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and trade at a discount from their face values and pay coupon interest. The coupon rate typically is low for an initial period and then increases to a higher coupon rate thereafter. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Stripped securities are securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.
Federal income tax law requires holders of zero coupon, step coupon and deferred payment securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even if prior to the receipt of the corresponding cash payment. In order to avoid a fund-level tax, a fund must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon, step coupon or deferred payment securities. Because a fund may not receive full or even any cash payments on a current basis in respect of accrued original-issue discount on zero coupon, step coupon or deferred payment securities, in some years a fund may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A fund might obtain such cash from selling other fund holdings. These actions may reduce the assets to which a fund’s expenses could be allocated and may reduce the rate of return for the fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, deferred payment, stripped and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Investments in zero coupon and step coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Repurchase Agreements
In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which typically is unrelated to the coupon rate or maturity of the purchased security and represents compensation to the seller for use of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a fund are fully collateralized at all times during the period of the agreement.
Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. Repurchase agreements involve risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
A fund may, together with other registered investment companies managed by the fund’s sub-adviser or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.
Convertible Securities
Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.
As fixed-income securities, convertible securities provide for a stream of income. The yields on convertible securities generally are higher than those of common stocks. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, a convertible security offers the potential for capital appreciation through the conversion feature, enabling the holder to benefit from increases in the market price of the underlying common stock.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a fund may invest are subject to the same rating criteria as the fund’s investment in non-convertible debt securities.
Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.
A fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody’s or B- by Fitch, Inc., or, if not rated by S&P, Moody’s or Fitch, are of equivalent investment quality as determined by the sub-adviser.

High Yield Securities
Debt securities rated below investment grade (lower than Baa as determined by Moody’s, lower than BBB as determined by S&P or Fitch, Inc.) or, if unrated, determined to be below investment grade by a fund’s sub-adviser, are commonly referred to as “lower grade debt securities” or “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Lower grade debt securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a fund consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.
Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require sale of these securities by a fund, but a sub-adviser will consider the event in determining whether the fund should continue to hold the security.
Except for certain funds, a fund’s investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment grade will comprise less than 35% of the fund’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations.
Distressed Debt Securities
Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high-yield securities are heightened by investing in distressed debt securities.
A fund will generally make such investments only when the fund’s sub-adviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities.
Defaulted Securities
Defaulted securities are debt securities on which the issuer is not currently making interest payments. Generally, a fund will invest in defaulted securities only when its sub-adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments, that the securities offer an unusual opportunity for capital appreciation or that other advantageous developments appear likely in the future. Notwithstanding a sub-adviser’s belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
A fund will limit holdings of any such securities to amounts that its sub-adviser (if applicable) believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the fund’s ability to readily dispose of securities to meet redemptions.
Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
U.S. Government Securities
U.S. government obligations generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Examples of the types of U.S. government securities that a fund may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency’s obligations (such as securities of Fannie Mae); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Fannie Mae.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the U.S., a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the U.S. to AA+ with a negative outlook. On June 10, 2013, S&P revised the negative outlook to a stable outlook. The long-term impact of the downgrade or the impact of any potential future downgrades are unknown and could negatively impact the funds.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (a “floater”) is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, although a fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The interest rate on an inverse floating rate debt instrument (an “inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and a fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time a fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
Municipal Securities
Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other related investments. A shareholder in a fund will generally exclude from gross income its allocable share of the interest the fund receives on municipal securities.
Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.
The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Private Activity Bonds: Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal alternative minimum tax (“AMT”) applicable to individuals. Bonds issued in 2009 and 2010 generally are not treated as private activity bonds, and interest earned on such bonds generally is not treated as a tax preference item. Non-corporate investors may be subject to a federal AMT to the extent that the fund derives interest from private activity bonds.
Industrial Development Bonds: Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT applicable to individuals.
Municipal Notes: Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.
Municipal Commercial Paper: Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and this increase may continue.
Participation Interests: A participation interest in municipal obligations (such as private activity bonds and municipal lease obligations) gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.
Variable Rate Obligations: The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.
Municipal Lease Obligations: Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. A fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations; and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to “non-appropriation” risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.
Residual Interest Bonds: Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”) are created by brokers by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to a fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

Tax-Exempt Commercial Paper: Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Custodial Receipts and Certificates: Custodial receipts or certificates underwritten by securities dealers or banks evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.
Stand-By Commitments: Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations held by the fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.
Tender Option Bonds: A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Loan Participations and Assignments
Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a lender. A fund’s investment in a loan participation typically will result in the fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Some loans may be secured in whole or in part by assets or other collateral. In other cases, loans may be unsecured or may become undersecured by declines in the value of assets or other collateral securing such loan.
When a fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Certain of the participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. A fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a fund may invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
Because there is no liquid market for commercial loans, the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of fund shares, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
Subordinated Securities
Subordinated securities are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by a fund’s sub-adviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Participation Interests
A participation interest gives a fund an undivided interest in the security in the proportion that the fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. government securities, or, in the case of unrated participation interests, the fund’s sub-adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the fund’s participation interest in the security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment fund.
Unsecured Promissory Notes
A fund also may purchase unsecured promissory notes which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the fund’s investment objective.
Guaranteed Investment Contracts
A fund may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a fund makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to the portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit portfolio. Because a fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.
Credit-Linked Securities
Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed-income markets. For example, a fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Event-Linked Bonds
A fund may invest a portion of its net assets in “event-linked bonds,” which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Equity Securities and Related Investments
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed-income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a fund.
Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed-income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect a fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
Common Stocks: Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Preferred Stocks: A fund may purchase preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in Initial Public Offerings: A fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of a fund’s investment performance. A fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as a fund’s portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.
Warrants and Rights
A fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a given number of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and are offered during a set subscription period.
Warrants and rights are subject to the same market risks as common stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Derivatives
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps (including total return swaps, some of which may be known as contracts for difference), swaps on futures contracts, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). A fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. Rule 18f-4 under the 1940 Act governs a fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the fund. Rule 18f-4 under the 1940 Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Rule 18f-4 requires a fund that invests in Derivatives Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s Board of Trustees, and comply with an outer limit on fund leverage risk based on value at risk. A fund that uses Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds will be subject to reporting and recordkeeping requirements regarding their derivatives use.
The requirements of Rule 18f-4 may limit a fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a fund’s investments and cost of doing business, which could adversely affect the value of a fund’s investments and/or the performance of a fund. The rule also may not be effective to limit a fund’s risk of loss. In particular, measurements of value at risk rely on historical data and may not accurately measure the degree of risk reflected in a fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the funds, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation and coverage framework arising from prior SEC guidance for covering derivatives and similar instruments. A fund may still segregate cash or other liquid or other assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, a sub-adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as a sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. A sub-adviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the sub-adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a sub-adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
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A fund may segregate cash or other liquid assets to cover the funding of its obligations under Financial Instruments or make margin payments when it takes positions in Financial Instruments involving obligations to third parties. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, a fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
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Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.
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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on illiquid investments.
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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, a fund might have been in a better position had it not attempted to hedge at all.
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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.
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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The Dodd-Frank Act established a comprehensive new regulatory framework for swaps. Under this framework, regulation of the swap market is divided between the SEC and the CFTC. The SEC and CFTC have approved a number rules and interpretations as part of the establishment of this new regulatory regime. It is possible that developments in the swap market, including these new or additional regulations, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.
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Certain derivatives, such as interest rate swaps and credit default swaps that are based on an index, are required under applicable law to be cleared by a regulated clearinghouse. Swaps subject to this requirement are typically submitted for clearing through brokerage firms that are members of the clearinghouse. A fund would establish an account with a brokerage firm to facilitate clearing such a swap, and the clearinghouse would become the fund’s counterparty. A brokerage firm would guarantee the fund’s performance on the swap to the clearinghouse. The fund would be exposed to the credit risk of the clearinghouse and the brokerage firm that holds the cleared swap. The brokerage firm also would impose margin requirements with respect to open cleared swap positions held by the fund, and the brokerage firm would be able to require termination of those positions in certain circumstances. These margin requirements and termination provisions may adversely affect the fund’s ability to trade cleared swaps. In addition, the fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. It is also possible that the fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.
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Swaps that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. It is possible that a fund may not be able to enter into swaps that fully meet its investment needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.
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Financial Instruments transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments transactions are also applicable to Financial Instruments used outside the U.S. Financial Instruments used outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments.
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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.
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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Hedging: As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a

Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.
Options – Generally: A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.
Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and a fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and a fund will be obligated to sell the security at less than its market value.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.
A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.
Transamerica High Yield Bond may not write covered put and call options or buy put and call options and warrants on securities that are traded on U.S. and foreign securities exchanges and over-the-counter.
Options on Indices: Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.
Options on indices may, depending on the circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.
Futures Contracts and Options on Futures Contracts: A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Futures strategies can be used to change the duration of a fund’s portfolio. If a sub-adviser wishes to shorten the duration of the fund’s portfolio, a fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a sub-adviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.
Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, a fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, a fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, a fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.
Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a sub-adviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Non-U.S. Currency Strategies: A fund may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. A fund may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies and forward currency contracts to attempt to hedge against movements in the values of the non-U.S. currencies in which the fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.
Settlement of transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Forward Currency Contracts: A fund may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
If a fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.
Swaps, Caps, Floors and Collars: A fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, to attempt to enhance yield or total return, or as a substitute for other investments. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.
If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than a fund’s cost to enter into the credit default swap.
A fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk – that the seller may fail to satisfy its payment obligations to a fund in the event of a default.
Contracts for Difference: A fund may enter into contracts for difference (“CFDs”). A CFD is a contract between two parties, typically described as “buyer” and “seller,” stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are Financial Instruments that allow a fund to take synthetic long or synthetic short positions on underlying assets.
CFDs are subject to liquidity risk because the liquidity of the CFD is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its ﬁnancial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a fund’s obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the fund’s ﬁnancial risk. CFDs, like many other Financial Instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Combined Positions: A fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Turnover: A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within a fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Roll Timing: A fund may engage in roll-timing strategies where the fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Foreign Securities
The following investments are subject to limitations as set forth in each fund’s investment restrictions and policies.
A fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Fiduciary Depositary Receipts (“FDRs”) or other securities representing underlying shares of foreign companies.
The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets and frontier markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity.
The interest payable on a fund’s foreign securities may be subject to foreign withholding taxes, which will reduce the fund’s return on its investments. In addition, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities, such as custodial costs, valuation costs and communication costs, are higher than the costs of investing exclusively in U.S. securities.
There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in frontier markets and certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
A fund may invest in securities of emerging market and frontier market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable. Frontier market countries generally have smaller economies and even less developed capital markets than emerging markets countries. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A fund may also invest in securities denominated in currencies of emerging market or frontier market countries. There is no minimum rating criteria for a fund’s investments in such securities.
Certain non-U.S. countries, including emerging markets and frontier markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a fund’s investment in those markets and may increase the expenses of a fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases because of settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a fund against loss or theft of its assets.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by a fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A fund’s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, a fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.
ADRs, EDRs and GDRs: A fund may also purchase ADRs, American Depositary Debentures, American Depositary Notes, American Depositary Bonds, EDRs, GDRs and FDRs, or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Eurodollar or Yankee Obligations: Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
Sovereign Government and Supranational Debt: A fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Russian Securities
A fund may invest directly in the securities of Russian issuers or may have indirect exposure to Russian securities through its investment in one or more funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described above. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a fund to lose its registration through fraud, negligence, or even mere oversight. Each applicable fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive a fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a fund to incur losses due to a counterparty’s failure to pay for securities the fund has delivered or the fund’s inability to complete its contractual obligations because of theft or other reasons.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.
In addition, Russia’s military invasion of Ukraine in February 2022 resulted in the U.S., other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The U.S. and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and a fund’s investments. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require a fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a fund from selling these investments, and the value of such investments held by a fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that a fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact a fund’s portfolio. The extent and duration of Russia’s military actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are unpredictable, but could result in significant market disruptions. These and any related events could significantly impact a fund’s performance and the value of an investment in a fund even beyond any direct exposure a fund may have to Russian issuers or issuers in other countries affected by the invasion.

Other Investments
Illiquid Investments
An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may be difficult to value, and a fund may have difficulty disposing of such securities promptly.
The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. A fund may be restricted in its ability to sell such securities at a time when a fund’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid investments, at a time that is not advantageous.
Each fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis, not only at the time of the investment in such securities.
Investments in the Real Estate Industry and Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Certain funds may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the U.S. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Commodities and Natural Resources
Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals, for example, gold, silver, platinum, and palladium, and other natural resources. Certain funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to, or instruments that result in exposure to, commodities markets. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations.
Commodity-Linked Investments
A fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked investments, including commodities futures contracts, commodity-linked derivatives, and commodity-linked notes. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The value of commodity-linked investments held by a fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall fund diversification benefits. Under favorable economic conditions, a fund's commodity-linked investments may be expected to underperform an investment in traditional securities.
Hybrid Instruments
Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
Trade Claims
Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are speculative and are subject to the risks associated with low-quality obligations.
Passive Foreign Investment Companies
Certain foreign entities called passive foreign investment companies have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of passive foreign investment companies in which the fund invests. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the shareholders may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned by a fund from these investments.
To avoid such tax and interest, a fund generally intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income.
Master Limited Partnerships
Master Limited Partnership (“MLPs”) are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established minimum quarterly dividend (“MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership’s cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares
I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (“NYSE”) and the NYSE AMEX. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. i-units generally receive no allocations of income, gain, loss or deduction unless and until the MLP is liquidated. In addition, rather than receiving cash distributions, the MLP affiliate receives additional i-units based on a formula. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates’ receipt of i-units, rather than cash distributions. Distributions of additional i-units and of additional I-Shares generally are not taxable events for the MLP affiliate and the holder of the I-Shares, respectively. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units.
Energy Infrastructure Companies
Companies engaged in the energy infrastructure sector principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates, Canadian income trusts and their successor companies, pipeline companies, utilities, and other companies that derive a substantial portion of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.
A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. In addition, Energy Infrastructure Companies engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.
Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies.
Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Other Investment Companies
Subject to applicable statutory and regulatory limitations, a fund may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Pursuant to a statutory exemption or an exemptive rule adopted by the SEC, a fund may invest in other investment companies beyond the statutory limits prescribed by the 1940 Act. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Effective January 19, 2022, new Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the fund enter into a fund of funds investment agreement.
Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of a fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.
Certain sub-advisers have received an exemptive order from the SEC permitting funds that are sub-advised by the sub-adviser to invest in affiliated registered money market funds and ETFs, and in an affiliated private investment company; provided however, that, among other limitations, in all cases the fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
Exchange-Traded Funds (“ETFs”)
ETFs are typically registered investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. Other ETFs are actively managed and seek to achieve a stated objective by investing in a portfolio of securities and other assets. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the potential lack of liquidity of an ETF could result in it being more volatile.

There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Moreover, a fund’s investments in index-based ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the funds held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.
Exchange-Traded Notes (“ETNs”)
ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and Internal Revenue Service (the “IRS”) and may also be affected by future legislation.
Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date. A fund will not use such transactions for leveraging purposes.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. In addition, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds the transaction costs.
Short Sales
In short selling transactions, a fund sells a security it does not own in anticipation that the price of the security will decline. The fund must borrow the same security and deliver it to the buyer to complete the sale. The fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the fund must replace the borrowed security. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, possible losses from short sales may, theoretically, be unlimited (e.g., if the price of a stock sold short rises) and a fund may be unable to replace a borrowed security sold short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions.
Short sales also involve other costs. A fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A fund secures its obligation to replace the borrowed security by depositing collateral with the lender or its custodian or qualified sub-custodian, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. All short sales will be fully collateralized.
A fund may sell securities “short against the box.” In short sales “against the box,” the fund, at all times when the short position is open, owns an equal amount of the securities sold short or has the right to obtain, at no added cost, securities identical to those sold short. When selling short against the box, if the price of such securities were to increase rather than decrease, the fund would forgo the potential realization of the increased value of the shares sold short.
International Agency Obligations
Bonds, notes or Eurobonds of international agencies include securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. A fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the U.S.
When-Issued, Delayed Settlement and Forward Delivery Securities
Securities may be purchased and sold on a “when-issued,” “delayed settlement” or “forward (delayed) delivery” basis. “When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A fund may engage in when-issued or forward delivery transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party to any of the above transactions.
New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.
At the time of settlement, the market value and/or the yield of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may defaults on its obligation to make payment or delivery. As a result, a fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.
Additional Information
Temporary Defensive Position
At times a fund’s sub-adviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that a sub-adviser believes present less risk to a fund, including equity securities, debt and fixed-income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, CDs, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.
Borrowings
A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
When a fund invests borrowing proceeds in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.
A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.
The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements (“Interfund Lending Agreements”) under which the fund would lend money and borrow money for temporary purposes directly to and from another Transamerica fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to TAM and the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in repurchase agreements or other short-term instruments.
If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Transamerica fund, the fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates (if such borrowing is available) or sell securities at a loss if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.
Reverse Repurchase Agreements
A reverse repurchase agreement has the characteristics of a secured borrowing and creates leverage. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

A fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in its prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.
During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to satisfy the fund’s obligations under the reverse repurchase agreement. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. This could also result in the fund having to dispose of investments at inopportune times and at disadvantageous amounts. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.
When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.
In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in losses.
Rule 18f-4 under the 1940 Act permits a fund to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as “derivatives transactions” under Rule 18f-4. See “Derivatives”.
Lending
Consistent with applicable regulatory requirements and the limitations as set forth in each fund's investment restrictions and policies, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash or U.S. government or agency securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.
Voluntary Actions
From time to time, a fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering, but prior to the receipt of the securities or instruments, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity
With the increased use of technologies such as the Internet to conduct business, a fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s investment adviser, sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value. A fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover
Portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a fund’s investment manager or sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
The investment manager or a sub-adviser may engage in a significant number of short-term transactions if such investing serves a fund’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a fund; these charges are ultimately borne by the shareholders.
In computing the portfolio turnover rate, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the fund during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of a fund may be disposed of when they are no longer deemed suitable.
The following fund had a significant variation in its portfolio turnover rate over the fiscal years ended October 31, 2021 and October 31, 2022:
Transamerica Small Cap Value had decreased trading in 2022, leading to a lower turnover rate for that year.
Historical turnover rates are included in the Financial Highlights tables in the prospectus.
Disclosure of Portfolio Holdings
It is the policy of the funds to protect the confidentiality of their portfolio holdings and prevent the selective disclosure of non-public information about portfolio holdings. The funds’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the funds may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with these policies.
The funds believe the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds’ portfolio holdings and the need to protect the funds from potentially harmful disclosures. Any conflicts of interest between the interests of fund shareholders and those of TAM or its affiliates are addressed in a manner that places the interests of fund shareholders first.
Information concerning the funds’ holdings is available via the funds’ website at: www.transamerica.com/investments/mutual-funds. The funds generally make publicly available their complete portfolio holdings no sooner than 15 days after month-end. Such information generally remains on the website for 6 months, or as otherwise consistent with applicable regulations.
The funds’ semi-annual reports and annual reports contain a complete listing of each fund’s holdings as of the end of the fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, each non-money market fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
Transamerica Government Money Market files monthly a schedule of portfolio holdings with the SEC on Form N-MFP. The information filed on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains. A schedule of portfolio holdings for Transamerica Government Money Market is posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the 1940 Act. The Form N-PORT and Form N-MFP reports are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In addition, the funds may release via the funds’ website at www.transamerica.com/investments/mutual-funds the following information concerning a fund before disclosure of the fund’s full portfolio holdings is made publicly available:
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Top Ten Holdings – A fund’s top ten holdings and the total percentage of the fund such aggregate holdings represent.
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Sector Holdings – A fund’s sector information and the total percentage of the fund held in each sector.
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Other Portfolio Characteristic Data – Any other analytical data with respect to a fund that does not identify any specific portfolio holdings.
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Funds of ETFs and Funds of Funds – For any fund whose investments (other than cash alternatives) consist solely of shares of ETFs and/or other Funds, no sooner than 10 days after the end of a month the names of the ETFs or Funds held as of the end of that month and the percentage of the fund’s net assets held in each ETF or Fund as of the end of that month.
Mutual fund rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of non-public portfolio holdings in order to rank or rate a fund or to assess the risks of a fund or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with non-public portfolio holdings in order to allow the intermediary to prepare the portfolio holdings information for shareholders on a timely basis. Portfolio holdings information released to these parties is the same portfolio holdings posted to the funds’ website each month and is subject to the guidelines discussed below. Pursuant to the policy, TAM may disclose a complete list of each fund’s holdings to any person on a monthly basis after the holdings are posted to the funds’ website, usually 15 days after month-end.
The funds may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country, (iv) performance attribution and other summary and statistical information that does not include identification of specific portfolio holdings (prior to such holdings becoming public), and (v) the volatility characteristics of the fund.
TAM’s Operational Risk Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any fund prior to such fund’s public disclosure of its portfolio holdings and (ii) TAM has made a good faith determination that the requested information is not material given the particular facts and circumstances. TAM may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a fund may only be provided pursuant to the guidelines below.
- Non-public portfolio holdings information may be provided at any time (and as frequently as daily) to the funds’ service providers, counterparties, and others who generally need access to such information in the performance of their contractual duties and responsibilities providing services to a fund for a legitimate business purpose, where such vendor or service provider is subject to a duty of confidentiality, including a duty to prohibit the vendor from sharing non-public information with an unauthorized source or trading upon any non-public information provided by TAM on behalf of a fund. These entities, parties, and persons include, but are not limited to: TAM, the sub-advisers, custodian, administrator, sub-administrator, transfer agent, sub-transfer agent, executing broker-dealers/counterparties in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities (including transition managers), research and analytics providers, securities lending agent, financial printer, banks, proxy voting services, pricing service vendors, regulatory authorities, independent public accountants, attorneys, and the funds’ officers and trustees, subject to a duty of confidentiality with respect to any portfolio holdings information. In addition, certain of the funds’ sub-advisers utilize middle- and back-office providers to fulfill their contractual duties and responsibilities to the funds. The disclosure of non-public portfolio holdings information to such third parties generally will be subject to a requirement, by explicit agreement or by virtue of their respective duties to the funds, that those third parties maintain the confidentiality of such information.
- TAM receives non-public portfolio holdings information to assist in the selection of underlying funds for certain Transamerica asset allocation funds.
- Non-public portfolio holdings information for certain funds may be disclosed to the risk assessment department of Transamerica insurance companies solely to allow them to hedge their obligations under variable annuity and life products. Each applicable Transamerica insurance company has signed a confidentiality agreement.
- A fund may provide non-public portfolio holdings information to (i) third parties that calculate information derived from portfolio holdings for use by TAM, a sub-adviser, or their affiliates, and (ii) an investment adviser or sub-adviser, trustee, or their agents, or a potential replacement sub-adviser for a fund, to whom portfolio holdings are disclosed for proposal or due diligence purposes, prior to Board approval and implementation. Each individual request is reviewed by TAM’s Operational Risk Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the applicable fund(s). Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the portfolio holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. TAM relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund. Nothing in this section should be construed as requiring TAM's Operational Risk Committee's review of the disclosure of material, non-public holdings information, as described above, once Board approval of a proposed fund merger, acquisition, or sub-adviser change has been received.
- In addition to those set out above, as of December 31, 2022, the following entities receive information about the funds’ securities pursuant to an ongoing arrangement with the funds in connection with services provided to the funds:

Recipient	Purpose	Frequency
Bloomberg LP	Statistical ranking, rating, and/or performance attribution analysis and pricing	Daily
Broadridge	Print vendor for shareholder documents, proxy solicitor/tabulator, 15(c) analysis	Daily
CAPIS	Trade execution analysis	Daily
eVestment Alliance, LLC	Institutional sales and RFP opportunities	Quarterly
FactSet	Performance attribution analysis	Daily
FXTransparency	Trade execution analysis	Quarterly
Glass Lewis & Co.	Proxy voting services	Quarterly
Globe Tax Services, Inc.	ECJ foreign tax reclaim services	As necessary
Grant Thornton Pakistan	Provide tax services for market in Pakistan	As necessary
ICE Data Services	Pricing	Daily
Investment Company Institute	Holdings Information on Form N-PORT	Quarterly
JPMorgan Pricing Direct	Pricing	As necessary
KPMG Taiwan	Provide tax services for market in Taiwan	As necessary
Lipper, Inc.	Statistical ranking and rating	Monthly
Markit North America	Pricing	Daily
Morningstar LLC	Statistical ranking, rating, and/or performance attribution analysis	Daily
PricewaterhouseCoopers Private Limited	Provide tax services for market in India	As necessary
Refinitiv US LLC	Pricing	Daily
R.R. Donnelly	Financial reporting	Monthly
Schwab CT	Code of Ethics monitoring	Daily
truView	Risk and liquidity management analytics	Daily
TAM, its affiliates, the funds, the funds’ sub-advisers and the funds’ other service providers will not enter into any arrangements from which they derive compensation for the disclosure of non-public portfolio holdings information.
Subject to such departures as TAM believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio holdings information, each confidentiality agreement should provide that, among other things: the portfolio holdings information is the confidential property of the funds (and their service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio holdings information.
The funds (or their authorized service providers) may disclose portfolio holdings information before its public disclosure based on the criteria described above. The frequency with which such information may be disclosed, and the length of the lag, if any, between the disclosure date of the information and the date on which the information is publicly disclosed, varies based on the terms of the applicable confidentiality agreement. The funds currently provide portfolio holdings information to the third parties listed herein at the stated frequency as part of ongoing arrangements that include the release of portfolio holdings information in accordance with the policy.

The Trust’s Chief Compliance Officer (“CCO”) or his/her delegate may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information or waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. The CCO reports to the Board material compliance violations of the funds’ policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those funds.
Certain information in the above section may not apply to all of the funds managed by TAM.
There can be no assurance that the funds’ policy with respect to disclosure of portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
Commodity Exchange Act Registration
The funds are operated by the Investment Manager pursuant to an exclusion from registration as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and therefore, are not subject to registration or regulation with respect to such funds under the CEA. The funds are limited in their ability to enter into commodity interests positions subject to CFTC jurisdiction.
Management of the Trust
Each of the funds is supervised by the Board.
Board Members and Officers
The members of the Board (“Board Members”) and executive officers of the Trust are listed below.
“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”
The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment manager and its respective sub-adviser.
The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 111 funds as of the date of this SAI. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.
The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.
The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.
Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present); President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023); Chairman of the Board, TET (2017 – 2022),	111	Director, Massachusetts Fidelity Trust Company (2014 - 2021); Director, Aegon Global Funds (2016 - 2022)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)
President and Chief Executive Officer, TET
(2017 – present);
Chairman of the Board, President and Chief
Executive Officer, Transamerica Partners
Portfolio (“TPP”), Transamerica Partners
Funds Group (“TPFG”) and Transamerica
Partners Funds Group II (“TPFG II”) (2014
– 2018);
Director, Chairman of the Board, President
and Chief Executive Officer, Transamerica
Asset Management, Inc. (“TAM”) and
Transamerica Fund Services, Inc. (“TFS”)
(2014 – present);
Senior Vice President, Transamerica
Retirement Solutions LLC (2012 - 2020);
Trust Officer, Massachusetts Fidelity Trust
Company (2014 - 2021);
President, Investment Solutions,
Transamerica Investments & Retirement
(2014 – 2016);
Vice President, Transamerica Life Insurance
Company (2010 – 2016);
Vice President, Transamerica Premier Life
Insurance Company (2010 – 2016);
Senior Vice President, Transamerica
Financial Life Insurance Company (2013 –
2016);
Senior Vice President, Transamerica
Retirement Advisors, Inc. (2013 – 2016)
and President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (74)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	111	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	111	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TAAVF (2007 – 2023); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit	111	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)			Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	111	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (62)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	111	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	111	N/A
John E. Pelletier (58)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Director, Center for Financial Literacy, Champlain College (2010 – present); Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018); Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021); Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);	111	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS—continued
John E. Pelletier (continued)
Independent Director, The Sentinel Funds
and Sentinel Variable Products Trust (2013 –
2017);
Chief Legal Officer, Eaton Vance Corp.
(2007 – 2008);
and Executive Vice President and Chief
Operating Officer (2004 - 2007), General
Counsel (1997 – 2004), Natixis Global
Associates.

Patricia L. Sawyer (72)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	111	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – 2023); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	111
Board Member,
Operation PAR, Inc.
(non-profit organization)
(2008 – present);
Board Member, Boley
PAR, Inc. (non-profit
organization) (2016 -
present)
Board Member,
Remember Honor
Support, Inc. (non-profit
organization)
(2013 - 2020);
Board Member, WRH
Income Properties, Inc.
and WRH Properties,
Inc. and affiliates (real
estate) (2014 - present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
Officers
The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.
Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (49)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020
Assistant Secretary, TF and TST (2020 – present);
Assistant Secretary, TAAVF (2020 – 2023);
Chief Legal Officer, Secretary (2021 - present), Assistant Secretary
(2019 – 2021), Secretary (2019), TET;
and Senior Counsel, TAM (2008 – present).

Joshua Durham (49)	Vice President and Chief Operating Officer	Since 2022
Vice President and Chief Operating Officer, TF and TST (2022 –
present);
Vice President and Chief Operating Officer, TAAVF (2022 –
2023);
Director, Senior Vice President, and Chief Operating Officer TAM

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Joshua Durham (continued)
and TFS (2022 – present);
Vice President, TAG Resources, LLC (2022 – present);
Vice President, Transamerica Retirement Solutions, LLC (2017 –
present);
Vice President, Transamerica Casualty Insurance Company (2016
– 2022);
Vice President (2004 – 2007 and 2012 – 2022), Responsible
Officer (2017 – 2022), Transamerica Financial Life Insurance
Company;
Vice President (2004 – 2007 and 2010 – 2022), Responsible
Officer (2016 – 2022) Transamerica Life Insurance Company;
Chief Administrative Officer (2014 – 2016) and Senior Vice
President (2009 – 2020), Transamerica Stable Value Solutions Inc.;
Vice President, Transamerica Premier Life Insurance Company
(2010 – 2020);
and Vice President, Transamerica Advisors Life Insurance
Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014
Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 - 2014);
Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006
- 2014);
Chief Legal Officer and Assistant Secretary, TAM (2022 –
present);
Associate General Counsel/Lead Attorney, TAM, Mutual Funds
and Latin American Operations (2017 – 2021);
Associate General Counsel/Chief Legal Officer, Latin American
Operations and International Funds (2014 – 2017);
Director, Senior Vice President, General Counsel, Operations and
Secretary, TAM (2006 – 2014);
Director, Senior Vice President, General Counsel, Chief
Administrative Officer and Secretary, TFS (2006 – 2014);
Chairman of the Board, Aegon Global Funds (2013 – 2022);
Board Member, Mongeral Aegon Seguros e Previdencia SA (2017
– 2022);
Assistant Secretary, TF, TST, TET and TAAVF (2019);
Vice President, General Counsel and Secretary, TPP, TPFG and
TPFG II (2007 – 2014); and
Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019
Anti-Money Laundering Officer, TF, TST and TET (2019 –
present);
Anti-Money Laundering Officer, TAAVF (2019 – 2023);
Assistant General Counsel, Transamerica Life Insurance
Company/Aegon USA (2013 – present);
and Anti-Money Laundering Compliance Officer and Fraud
Officer, Transamerica Life Insurance Company/Aegon USA (2015
– present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019
Chief Compliance Officer, TF, TST and TET (2019 – present);
Chief Compliance Officer, TAAVF (2019 – 2023);
Co-Derivatives Risk Manager, TF, TST and TAAVF (2021 –
present);
Chief Compliance Officer (2019 – present), TAM; (2022 –
present), TFS;
and General Counsel, Corporate Secretary and Fund Chief
Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (52)	Vice President and Chief Investment Officer, Advisory Services	Since 2005
Vice President and Chief Investment Officer, Advisory Services,
TF and TST (2007 – present);
Vice President and Chief Investment Officer, TET (2017 –
present);
Vice President and Chief Investment Officer, Advisory Services,
TAAVF (2007 – 2023);
Vice President and Chief Investment Officer, Advisory Services,
TPP, TPFG and TPFG II (2007 – 2018);
Director (2005 – 2019), Senior Vice President (2006 – present),
Senior Director, Investments (2016 – present), Chief Investment
Officer, Advisory Services (2012 – 2016) and Lead Portfolio

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)
Manager (2007 – present), TAM;
Director, TFS (2005 – 2019);
Trust Officer, Massachusetts Fidelity Trust Company (2010 -
2022);
Registered Representative (2007 – 2016), Transamerica Capital,
Inc. (“TCI”);
and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014
Vice President and Treasurer, TF and TST (2014 – present),
Vice President and Treasurer, TAAVF (2014 – 2023),
Vice President and Treasurer (2017 – present), Vice President,
Principal Financial Officer and Treasurer (2020 – present), TET;
Vice President and Treasurer, TPP, TPFG and TPFG II (2014 –
2018);
Vice President (2016 – present), Treasurer (2016 – 2019), Vice
President, Administration and Treasurer (2014 – 2016), TAM;
Vice President, Administration and Treasurer (2014 – 2019),
Senior Vice President (2019 – present), TFS;
Vice President (2016 – present), TCI;
and Trust Officer (2015 – present), Massachusetts Fidelity Trust
Company.

Thomas R. Wald, CFA (62)	Vice President and Chief Investment Officer	Since 2014
Chief Investment Officer, TF and TST (2014 – present); TET (2017
– present);
Chief Investment Officer, TAAVF (2014 – 2023);
Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);
Director (2017 – 2020), Akaan Transamerica, S.A. de C.V.,
Sociedad Operadora de Fondos de Inversión;
Chief Investment Officer, Transamerica Investments & Retirement
(2014 – 2020);
Senior Vice President and Chief Investment Officer, TAM (2014 –
present);
Director, TFS (2019 - present); and
Trust Officer, Massachusetts Fidelity Trust Company (2015 -
2022).

*
Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Each of the Board Members, other than Messrs. Nelson, Pelletier, Smit and Warrick and Mses. Ives and Kloppenburg, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Mses. Bane, Ives and Kloppenburg, and Messrs. Nelson, Pelletier, Smit and Warrick, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into the Transamerica Fund Family. Mr. Warrick joined the Board in 2012. Mr. Smit joined the Board in 2014. Messrs. Nelson and Pelletier both joined the Board in 2017. Mses. Ives and Kloppenburg both joined the Board in 2021.
The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mses. Ives and Kloppenburg, and Messrs. Nelson, Pelletier, Smit and Warrick); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Smit and Mr. Warrick, his or her status as not being an “interested person” as defined in the 1940 Act; as to Mr. Smit, his status as a representative of TAM; and, as to Mr. Warrick, his former service in various executive positions for certain affiliates of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant and experience as a board member of multiple organizations; Ms. Ives, audit, securities industry and compliance experience as a fund executive; Ms. Kloppenburg, investment management experience as an executive and board experience; Mr. Nelson, business experience, securities industry and fund executive experience; Mr. Pelletier, securities industry and fund legal and operations experience, entrepreneurial experience as an executive, owner and consultant, and board experience; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; Mr. Smit, investment management and insurance experience as an executive and leadership roles with TAM and affiliated entities; and Mr. Warrick, financial services industry experience as an executive and consultant with various TAM affiliates and other entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Board is responsible for overseeing the management and operations of the funds. Mr. Smit serves as Chairman of the Board. Mr. Smit is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.
The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees, as further described below, help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the funds and TAM’s ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board Members represent over 75% of the Board.
Board Committees
The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member. Mr. Hill serves as the Lead Independent Board Member; Mr. Waechter serves as the Audit Committee Chairperson and Ms. Sawyer serves as the Nominating Committee Chairperson.
The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds’ board committees, the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively. The Board believes that its leadership structure is appropriate and facilitates the orderly and efficient flow of information to the Independent Board Members from management.
The Audit Committee, among other things, oversees the accounting and reporting policies and practices and internal controls of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm.
The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.
The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant. The Nominating Committee has not adopted a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of diversity in identifying potential candidates.
When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.
The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

Risk Oversight
Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions. The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.
The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations. In addition, some risks may be beyond the reasonable control of the Board, the funds, TAM, its affiliates, the sub-advisers or other service providers.
In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Additional Information about the Committees of the Board
Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended October 31, 2022, the Audit Committee met 3 times and the Nominating Committee met 1 time.

Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the funds, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Fund Family, owned by each current Trustee as of December 31, 2022.
Fund	Interested Trustees
	Marijn P. Smit	Alan F. Warrick	Sandra N. Bane	Leo J. Hill	Kathleen T. Ives	Lauriann C. Kloppenburg	Fredric A. Nelson III	John E. Pelletier	Patricia L. Sawyer	John W. Waechter
Transamerica Asset Allocation Intermediate Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Long Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Asset Allocation Short Horizon	None	None	None	None	None	None	None	None	None	None
Transamerica Balanced II	None	None	None	None	None	None	None	None	None	None
Transamerica Bond	None	None	None	None	None	None	None	Over $100,000	None	$10,001 - $50,000
Transamerica Capital Growth	None	None	None	None	None	None	$10,001 - $50,000	None	None	None
Transamerica Core Bond	None	None	None	None	None	None	None	None	None	None
Transamerica Emerging Markets Opportunities	None	None	None	None	None	None	None	None	None	None
Transamerica Government Money Market	None	None	None	None	None	None	None	Over $100,000	None	None
Transamerica High Yield Bond	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica High Yield ESG	None	None	None	None	None	None	None	None	None	None
Transamerica Inflation-Protected Securities	None	None	None	None	None	None	None	None	None	None
Transamerica International Equity	Over $100,000	None	None	None	Over $100,000	None	None	None	$10,001 – $50,000	$50,001 – $100,000
Transamerica International Focus	None	None	None	None	None	None	None	None	None	None
Transamerica Large Core ESG	None	None	None	None	None	None	None	None	None	None
Transamerica Large Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Large Value Opportunities	None	None	None	None	None	None	None	None	None	None
Transamerica Mid Cap Growth	None	None	None	None	None	None	None	None	$10,001 – $50,000	None
Transamerica Mid Cap Value Opportunities	None	None	None	None	None	None	None	None	None	None
Transamerica Multi-Managed Balanced	None	None	None	None	None	None	None	None	None	None
Transamerica Short-Term Bond	None	None	None	None	None	$50,001 – $100,000	None	None	$10,001 – $50,000	None
Transamerica Small Cap Growth	None	None	None	None	None	None	None	None	None	None
Transamerica Small Cap Value	None	None	None	None	None	None	None	None	None	None
Transamerica Sustainable Bond	None	None	None	None	None	None	None	None	None	None

Transamerica Fund Family
Trustee	Aggregate Dollar Range of Equity Securities
Interested Trustees
Marijn P. Smit	Over $100,000
Alan F. Warrick	None
Independent Trustees
Sandra N. Bane	None
Leo J. Hill	Over $100,000
Kathleen T. Ives	Over $100,000
Lauriann C. Kloppenburg	Over $100,000
Fredric A. Nelson III	$10,001 - $50,000
John E. Pelletier	Over $100,000
Patricia L. Sawyer	Over $100,000
John W. Waechter	Over $100,000
As of December 31, 2022, none of the Independent Board Members or their immediate family members owned beneficially or of record any securities of the Investment Manager, sub-advisers or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager, sub-advisers or Distributor of the funds.
Trustee Compensation
As of January 1, 2023, the Independent Board Members receive a base retainer of $365,000 from the funds/portfolios of Transamerica Funds, TST and TAAVF.
The Trust pays a pro rata share of these fees allocable to each series of the Trust based on the relative assets of the series.
As of January 1, 2023, the Lead Independent Trustee of the Board receives an additional retainer of $72,000 per year; and the Audit Committee Chairperson receives an additional retainer of $34,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Funds based on the relative assets of the series for the Lead Independent Trustee and Audit Committee Chairperson retainers.
Any fees and expenses paid to an Interested Board Member and officers are paid by TAM or an affiliate and not by the Trust or any series, except that the compensation of the Chief Compliance Officer is paid as provided in the next sentence. A portion of the compensation of the Chief Compliance Officer is paid by TAM or an affiliate; the remaining portion is allocated ratably, based on relative net assets, among the mutual funds sponsored by TAM, including the series of the Trust.
Compensation Table
The following table provides compensation amounts paid by the funds to the Independent Trustees for the fiscal year ended October 31, 2022. Interested Trustees are not compensated by the funds. Messrs. Smit and Warrick are compensated for their Board service by TAM or an affiliate of TAM.
Name of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses(a)	Estimated Annual Benefits Upon Retirement(a)	Total Compensation from the Transamerica Fund Family (including the Trust)(b)
Sandra N. Bane, Trustee	$154,888	N/A	N/A	$381,200
Leo J. Hill, Trustee	$169,758	N/A	N/A	$417,800
Kathleen T. Ives, Trustee(c)	$137,782	N/A	N/A	$339,000
David W. Jennings, Trustee(d)	$26,565	N/A	N/A	$66,000
Lauriann C. Kloppenburg, Trustee(c)	$137,782	N/A	N/A	$339,000
Fredric A. Nelson III, Trustee	$142,209	N/A	N/A	$350,000
John E. Pelletier, Trustee	$142,209	N/A	N/A	$350,000
Patricia L. Sawyer, Trustee	$143,417	N/A	N/A	$353,000
John W. Waechter, Trustee	$142,209	N/A	N/A	$350,000
(a)
The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
(b) Compensation expenses are allocated pro rata based on the relative net assets of each fund included in the Transamerica Fund Family.
(c) Elected to the Board on December 2, 2021.
(d) Effective as of December 31, 2021, Mr. Jennings retired as a member of the Board of the Trust.
Shareholder Communication Procedures with the Board of Trustees
The Board of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:

Board of Trustees
Transamerica Funds
c/o Secretary
1801 California Street, Suite 5200
Denver, CO 80202
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying series of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a series of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
Code of Ethics
The Trust, TAM, each sub-adviser and TCI have each adopted a Code of Ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, TAM, each sub-adviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.
Pursuant to Rule 17j-1 under the 1940 Act, the funds, TAM, the sub-advisers and the distributor each have adopted a code of ethics that permits their personnel to invest in securities for their own accounts, including securities that may be purchased or held by a fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Proxy Voting Policies and Procedures
TAM exercises voting discretion for the Asset Allocation Funds. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds. The proxy voting policies and procedures of the funds, TAM and the sub-advisers are attached hereto as Appendix A.
TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM or its affiliates and the funds by: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund's shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
The Trust files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf; and (2) on the SEC’s website at www.sec.gov.
Investment Management and Other Services
The Investment Manager
TAM serves as the investment manager for the funds. The Trust has entered into an investment management agreement (“Management Agreement”), on behalf of each fund with TAM. TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, provides continuous and regular investment management services to the funds. TAM supervises each respective fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to each fund.
TAM is responsible for all aspects of the day-to-day management of the Transamerica Asset Allocation Horizon funds. For each of the other funds, TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of any such fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of each fund and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the funds’ Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the funds; oversight of other service providers to the funds, such as the custodian, the transfer agent, the funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services.
TAM’s investment management services also include the provision of supervisory and administrative services to each fund. These services include performing certain administrative services for the funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the funds by State Street, to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the funds from time to time, monitoring and verifying the custodian’s daily calculation of net asset values; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the funds’ custodian and dividend disbursing agent and monitoring their services to the funds; assisting the funds in preparing reports to shareholders; acting as liaison with the funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of Trustees and committees of Trustees; assisting in the preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the funds.
TAM is directly owned by Transamerica Life Insurance Company (77%) (“TLIC”) and AUSA Holding, LLC (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation (DE) is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.
Management Agreement
TAM has agreed, under each fund’s Management Agreement, to regularly provide the fund with investment management services, including management, supervision and investment research and advice, and to furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, as stated in the fund’s prospectus and SAI. TAM also provides supervisory and administrative services to each fund, as well as services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. TAM has entered into sub-advisory agreements, as described below.
As compensation for services performed, each fund pays TAM a fee computed daily at an annual rate of the fund’s average daily net assets as described below. TAM bears all expenses incurred by it in the performance of its duties under each fund’s Management Agreement. A fund bears all expenses not expressly assumed by TAM incurred in the operation of the fund and the offering of its shares.
The Management Agreement for a fund will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of that fund.
Each Management Agreement provides that TAM may render services to others. Under each fund’s Management Agreement, TAM assumes no responsibility other than to render the services called for by the Management Agreement in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder. TAM and its affiliates are not protected, however, against any liability to a fund to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Each Management Agreement provides that it may be terminated with respect to any fund at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the fund. A fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the fund, accompanied by appropriate notice. The Management Agreement terminates automatically in the event of its “assignment” (as defined in the 1940 Act).
TAM has outsourced the provision of certain specific administrative services to State Street. State Street performs back office services to support TAM, including furnishing financial and performance information about the funds for inclusion in regulatory filings and Trustee and shareholder reports; preparing drafts of regulatory filings, Trustee materials, tax returns, and reports and budgets; tax testing; and maintaining books and records. TAM pays certain fees and expenses for sub-administration services to State Street. The funds pay certain fees and expenses to State Street for sub-administration services which are not covered by the Management Agreement with TAM or management fees payable thereunder. State Street’s address is One Lincoln Street, Boston, MA 02111.
Investment Manager Compensation
TAM receives compensation calculated daily and paid monthly from the funds, at the annual rates indicated below. TAM pays the sub-advisers their sub-advisory fees out of its management fees.
Fund Name	Percentage of Average Daily Net Assets
Transamerica Asset Allocation Intermediate Horizon	0.12%
Transamerica Asset Allocation Long Horizon	0.12%
Transamerica Asset Allocation Short Horizon	0.12%
Transamerica Balanced II	0.48%
Transamerica Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
Transamerica Capital Growth	0.7075% of the first $1.5 billion 0.6415% over $1.5 billion up to $3 billion 0.63% over $3 billion up to $5 billion 0.57% over $5 billion up to $7 billion 0.55% in excess of $7 billion
Transamerica Core Bond	0.38% of the first $2 billion 0.365% over $2 billion up to $3.5 billion 0.36% over $3.5 billion up to $5 billion 0.355% in excess of $5 billion
Transamerica Emerging Markets Opportunities	0.83% of the first $250 million 0.80% over $250 million up to $500 million 0.75% in excess of $500 million
Transamerica Government Money Market	0.24% of the first $1 billion 0.22% over $1 billion up to $3 billion 0.21% in excess of $3 billion
Transamerica High Yield Bond	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica High Yield ESG	0.554% of the first $1.25 billion 0.544% over $1.25 billion up to $2 billion 0.52% in excess of $2 billion
Transamerica Inflation-Protected Securities(1)	0.38% of the first $750 million 0.37% in excess of $750 million
Transamerica International Equity
0.77% of the first $250 million
0.74% over $250 million up to $1 billion
0.72% over $1 billion up to $2 billion
0.69% over $2 billion up to $6 billion
0.68% over $6 billion up to $8 billion
0.66% in excess of $8 billion

Transamerica International Focus	0.77% of the first $500 million 0.76% over $500 million up to $1 billion 0.71% over $1 billion up to $2 billion 0.695% over $2 billion up to $3 billion 0.68% in excess of $3 billion
Transamerica Large Core ESG	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million

Fund Name	Percentage of Average Daily Net Assets
Transamerica Large Growth
0.65% of the first $1 billion
0.635% over $1 billion up to $1.5 billion
0.615% over $1.5 billion up to $2 billion
0.605% over $2 billion up to $3 billion
0.59% over $3 billion up to $4 billion
0.575% over $4 billion up to $5 billion
0.57% over $5 billion up to $7 billion
0.55% in excess of $7 billion

Transamerica Large Value Opportunities	0.45% of the first $250 million 0.44% over $250 million up to $750 million 0.43% in excess of $750 million
Transamerica Mid Cap Growth	0.705% of the first $200 million 0.685% over $200 million up to $1 billion 0.670% in excess of $1 billion
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Multi-Managed Balanced
0.61% of the first $500 million
0.59% over $500 million up to $1 billion
0.56% over $1 billion up to $1.5 billion
0.55% over $1.5 billion up to $2 billion
0.52% over $2 billion up to $5 billion
0.50% in excess of $5 billion

Transamerica Short-Term Bond	0.42% of the first $250 million 0.39% over $250 million up to $500 million 0.37% over $500 million up to $1 billion 0.36% in excess of $1 billion
Transamerica Small Cap Growth	0.87% of the first $300 million 0.83% in excess of $300 million
Transamerica Small Cap Value	0.80% of the first $300 million 0.75% over $300 million up to $800 million 0.71% in excess of $800 million
Transamerica Sustainable Bond	0.41% of the first $500 million 0.39% over $500 million up to $1 billion 0.38% over $1 billion up to $1.5 billion 0.375% in excess of $1.5 billion
(1) Effective July 2, 2018, PineBridge Investments LLC (“PineBridge”), the sub-adviser for Transamerica Inflation-Protected Securities, agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily nets assets) in certain circumstances. Effective July 2, 2018, TAM has agreed to voluntarily waive its management fee in an amount equal to any savings resulting from PineBridge’s voluntary waiver of its sub-advisory fee. These waivers by PineBridge and TAM are voluntary. PineBridge’s sub-advisory fee waiver may be discontinued by PineBridge upon obtaining consent from TAM.
The following tables set forth the total amounts the funds paid to TAM (after waivers/expense reimbursements and recapture), Management Fees Waived/Expenses Reimbursed by TAM to the funds, and Management Fees Recaptured by TAM from the funds, if any, for the last three fiscal years. “N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no management fees are shown.

Fund Name	Management Fees (after waivers/expense reimbursements and recapture)			Management Fees Waived/Expenses Reimbursed
	2022	2021	2020	2022	2021	2020
Transamerica Asset Allocation Intermediate Horizon	$284,127	$337,397	$320,671	$57,619	$68,400	$64,991
Transamerica Asset Allocation Long Horizon	$170,515	$204,112	$175,989	$34,646	$41,404	$35,969
Transamerica Asset Allocation Short Horizon	$100,265	$120,936	$128,166	$20,099	$24,239	$25,828
Transamerica Balanced II	$562,066	$629,952	$570,390	$-	$-	$161
Transamerica Bond	$5,512,704	$6,812,728	$5,669,375	$408,931	$428,066	$635,743
Transamerica Capital Growth	$19,294,906	$35,634,355	$19,308,770	$547,232	$-	$-
Transamerica Core Bond	$6,118,547	$6,844,486	$7,920,599	$30,309	$28,500	$36,908
Transamerica Emerging Markets Opportunities	$8,540,456	$8,041,085	$3,087,555	$1,779	$719	$518
Transamerica Government Money Market	$882,168	$(1,171,061)*	$689,832	$732,462	$3,863,689	$2,759,320
Transamerica High Yield Bond	$9,342,210	$13,543,134	$10,499,169	$5,596	$59,057	$317,259
Transamerica High Yield ESG	$33,270	$(20,675)	$(31,290)	$88,744	$142,654	$59,085
Transamerica Inflation-Protected Securities	$374,541	$421,430	$440,511	$7,303	$28,209	$27,330
Transamerica International Equity	$35,116,202	$37,157,592	$30,327,361	$328,705	$171,319	$102,388
Transamerica International Focus	$8,918,885	$12,915,295	$9,388,377	$1,652	$940	$791
Transamerica Large Core ESG	$825,626	$883,425	$880,281	$87	$-	$-
Transamerica Large Growth	$5,300,911	$7,554,517	$5,749,750	$19,977	$24,409	$20,241
Transamerica Large Value Opportunities	$1,606,410	$1,716,643	$1,799,331	$2,047	$3,352	$8,190
Transamerica Mid Cap Growth	$2,221,228	$3,092,798	$2,315,263	$797	$181	$1,292
Transamerica Mid Cap Value Opportunities	$9,644,002	$11,183,183	$8,565,211	$108,127	$104,955	$117,651
Transamerica Multi-Managed Balanced	$7,456,183	$7,617,983	$6,482,352	$4,042	$-	$-
Transamerica Short-Term Bond	$12,967,338	$12,944,677	$11,331,050	$-	$-	$-
Transamerica Small Cap Growth	$1,643,219	$2,154,236	$1,446,467	$12,472	$357	$16,959
Transamerica Small Cap Value	$3,639,568	$7,406,545	$1,050,763	$139	$26	$75,692
Transamerica Sustainable Bond	$(40,656)	$(78,523)	$(52,511)	$133,550	$185,676	$78,047
* For the fiscal year ended October 31, 2021, TAM contributed an additional amount of $870,350 to Transamerica Government Money Market in connection with the maintenance of the yield. The per share amounts are reflected as Contributions from affiliate in the Financial Highlights which are included within the SAI and Annual Report.

Fund Name	Management Fees Recaptured
	2022	2021	2020
Transamerica Asset Allocation Intermediate Horizon	$2	$-	$-
Transamerica Asset Allocation Long Horizon	$-	$-	$5
Transamerica Asset Allocation Short Horizon	$-	$-	$5
Transamerica Balanced II	$-	$-	$161
Transamerica Bond	$13,391	$63,358	$26,297
Transamerica Capital Growth	$292,149	$-	$-
Transamerica Core Bond	$772	$9,954	$2,527
Transamerica Emerging Markets Opportunities	$1,779	$806	$431
Transamerica Government Money Market	$242,537	$376,659	$149,727
Transamerica High Yield Bond	$7,190	$162,034	$52,168
Transamerica High Yield ESG	$74	$6,266	$-
Transamerica Inflation-Protected Securities	$2,506	$25,554	$36,230
Transamerica International Equity	$9,891	$5,628	$20,505
Transamerica International Focus	$487	$7	$9
Transamerica Large Core ESG	$87	$-	$-
Transamerica Large Growth	$1,956	$2,168	$501
Transamerica Large Value Opportunities	$4,463	$15,962	$17,975
Transamerica Mid Cap Growth	$686	$1,253	$24,706
Transamerica Mid Cap Value Opportunities	$11,106	$27,032	$7,470
Transamerica Multi-Managed Balanced	$4,042	$-	$-
Transamerica Short-Term Bond	$-	$-	$-
Transamerica Small Cap Growth	$8,141	$29,544	$17,433
Transamerica Small Cap Value	$150	$18,712	$70,928
Transamerica Sustainable Bond	$-	$6,173	$-
Expense Limitation
TAM has entered into an expense limitation agreement with the Trust on behalf of certain funds, pursuant to which TAM has agreed to implement an expense cap to limit the ordinary operating expenses of one or more share classes of those funds. The expense caps and waived fees and/or reimbursed expenses exclude, as applicable, unless otherwise noted in the prospectus, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, and other expenses not incurred in the ordinary course of the relevant fund’s business. TAM is permitted to recapture amounts waived and/or reimbursed to a class of a fund during the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class, but only if, after such recapture, the class’s expense ratio does not exceed the current expense cap or any other lower limit then in effect for the class. These recapture arrangements may be limited or terminated under certain circumstances. The expense limitation agreement continues automatically for one-year terms unless TAM provides written notice to the Trust prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Management Agreement.
In addition, TAM or any of its affiliates, in addition to any contractual expense limitation arrangements in effect from time to time, may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the fund’s yield from falling below zero. Any such waiver or expense reimbursement may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of any amounts so waived and/or reimbursed by TAM or any of its affiliates during the previous 36 months so long as the reimbursement does not cause the class’s effective daily yield to be negative. Any reimbursement of amounts voluntarily waived and/or reimbursed may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to Transamerica Government Money Market or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the fund. There is no guarantee that Transamerica Government Money Market will be able to prevent a negative yield.
The current expense caps for the applicable share classes of the relevant funds are listed in the table set forth below. Each expense limitation arrangement cannot be terminated prior to its stated expiration date without the Board of Trustees’ consent.
Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica Asset Allocation Intermediate Horizon	0.60%	0.35%	N/A	March 1, 2024
Transamerica Asset Allocation Long Horizon	0.60%	0.35%	N/A	March 1, 2024
Transamerica Asset Allocation Short Horizon	0.60%	0.35%	N/A	March 1, 2024
Transamerica Balanced II	1.10%	0.75%	0.63%	March 1, 2024
Transamerica Bond	1.18%	N/A	N/A	March 1, 2024

Fund Name	Expense Cap Class R	Expense Cap Class R4	Expense Cap Class I3	Expiration Date of Expense Cap
Transamerica Capital Growth	1.41%	N/A	N/A	March 1, 2024
Transamerica Core Bond	1.00%	0.65%	0.46%	March 1, 2024
Transamerica Emerging Markets Opportunities	1.80%	1.55%	N/A	March 1, 2024
Transamerica Government Money Market[1]	N/A	0.50%	0.38%	March 1, 2024
Transamerica High Yield Bond	1.10%	0.85%	0.65%	March 1, 2024
Transamerica High Yield ESG	1.25%	1.00%	N/A	March 1, 2024
Transamerica Inflation-Protected Securities	1.00%	0.65%	0.53%	March 1, 2024
Transamerica International Equity	1.40%	1.15%	0.80%	March 1, 2024
Transamerica International Focus	1.55%	1.20%	N/A	March 1, 2024
Transamerica Large Core ESG	1.15%	0.81%	0.57%	March 1, 2025
Transamerica Large Growth	1.25%	0.90%	0.74%	March 1, 2024
Transamerica Large Value Opportunities	1.00%	0.75%	0.65%	March 1, 2024
Transamerica Mid Cap Growth	1.35%	0.95%	0.82%	March 1, 2024
Transamerica Mid Cap Value Opportunities	1.25%	0.90%	0.80%	March 1, 2024
Transamerica Multi-Managed Balanced	1.34%	N/A	N/A	March 1, 2024
Transamerica Short-Term Bond	1.00%	0.65%	0.51%	March 1, 2024
Transamerica Small Cap Growth	1.54%	1.15%	1.00%	March 1, 2024
Transamerica Small Cap Value	1.40%	1.10%	0.89%	March 1, 2024
Transamerica Sustainable Bond	1.05%	0.70%	N/A	March 1, 2024
1 Transamerica Government Money Market Class R2: 0.80%
Conflicts of Interest
TAM and its affiliates, directors, officers, employees and personnel (collectively, for purposes of this section, “Transamerica”), including the entities and personnel who may be involved in the management, operations or distribution of the funds, are engaged in a variety of businesses and have interests other than those related to managing the funds. Transamerica is a diversified global financial services company with many lines of business providing a wide range of financial services to a sizeable and diversified client base. The broad range of activities and interests of Transamerica gives rise to actual, potential and perceived conflicts of interest that could affect the funds and their shareholders.
Certain actual and potential conflicts of interest are described below. This is not, and is not intended to be, a complete enumeration or description of all the actual and potential conflicts that Transamerica has now or may have in the future. Additional or unanticipated conflicts of interest may arise from time to time in the ordinary course of Transamerica’s various businesses.
TAM and the funds have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures may limit or restrict the funds’ investment activities and adversely affect their performance.
Activities on Behalf of Other Funds and Accounts
Transamerica manages or advises other funds and products in addition to the funds, including Transamerica’s own accounts and accounts in which Transamerica or its personnel have an interest (collectively, the “Other Accounts”). In some cases, Transamerica oversees sub-advisers who provide day-to-day investment advice and recommendations with respect to the Other Accounts, and in other cases Transamerica itself performs all aspects of the day-to-day management. Certain Other Accounts have investment objectives similar to, the same as or opposite to those of the funds and/or engage in transactions in the same types of securities or other instruments, sectors or strategies as the funds. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, particularly in circumstances where there is limited availability or liquidity for those investments, and could have an adverse impact on the fund’s performance. Other Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. A position taken by Transamerica, on behalf of one or more Other Accounts, may be contrary to a position taken on behalf of a fund or may be adverse to a company or issuer in which the fund has invested. A fund on the one hand, and Transamerica or Other Accounts, on the other hand, may vote differently on matters affecting, or take or refrain from taking different actions with respect to, the same security, which are disadvantageous to the fund. The results of the investment activities of a fund may differ significantly from the results achieved for other funds and Other Accounts. Transamerica may give advice, and take action, with respect to any current or future funds or Other Accounts that may compete or conflict with advice TAM may give to, or actions TAM may take for, a particular fund. Transamerica may receive more compensation with respect to certain other funds and Other Accounts than that received with respect to a fund or may receive compensation based on the performance of certain Other Accounts. Transamerica personnel may have greater economic and other interests in certain other funds or Other Accounts promoted or managed by such personnel as compared to a particular fund.
Selection of Service Providers
TAM and certain of its affiliates provide services including investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts and earn fees from these relationships. TAM and its affiliates face conflicts of interest when the funds and Other Accounts select affiliated service providers because TAM and/or its affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on fund performance and TAM and its affiliates as service providers will still receive significant compensation from the funds and Other Accounts even if shareholders lose money.
The funds expect to engage unaffiliated service providers (including attorneys and consultants) that in certain cases also provide services to Transamerica or Other Accounts or that hire Transamerica to provide services to the service providers’ clients. These service providers may have business, financial or other relationships with Transamerica (including its personnel), which may influence TAM’s recommendation of these service providers for the funds.
Sales Incentives and Relationships
Transamerica and other financial service providers have conflicts associated with their promotion of the funds or other dealings with the funds that would create incentives for them to promote the funds. Transamerica will directly or indirectly receive a portion of the fees and/or commissions charged to the funds or their shareholders. Transamerica will also benefit from increased amounts of assets under management. These compensation matters create a financial incentive on the part of Transamerica to highlight, feature or recommend the funds over other accounts or products or to effect transactions differently in the funds as compared to other accounts or products. Transamerica has an interest in increasing fund assets, including in circumstances when that may not be in the funds’ or their shareholders’ interests.
Transamerica and its personnel have relationships (both involving and not involving the funds) with distributors, consultants and others who sell or recommend the funds or Other Accounts. Such distributors, consultants and other parties may receive compensation from Transamerica and/or the funds or Other Accounts in connection with such relationships. Those parties (or their affiliates) in certain cases act as sub-adviser or other service provider to funds or Other Accounts. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the funds or Other Accounts, and TAM has a disincentive to recommend the termination of applicable sub-advisers and other service providers.
Transamerica and/or the funds’ sub-advisers (or their affiliates), out of their past profits and other available sources, provide cash payments or non-cash compensation to brokers and other financial intermediaries to promote the distribution of the funds and Other Accounts or the variable insurance contracts that invest in certain Other Accounts. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, the Other Accounts or variable insurance contracts that invest in the Other Accounts, at least in part, based on the level of compensation paid. Revenue sharing payments benefit Transamerica to the extent the payments result in more assets being invested in the funds, Other Accounts or the variable insurance contracts that invest in the Other Accounts on which fees are being charged. Certain fund sub-advisers (or their affiliates) make revenue sharing payments to Transamerica in connection with investments by holders of variable insurance contracts and other retirement products in funds advised by the sub-adviser (or its affiliates) that are offered in Transamerica insurance and retirement products. Certain sub-advisers (or their affiliates) have funds that are offered in these products which make Rule 12b-1 and/or other payments to Transamerica. Certain fund sub-advisers (or their affiliates) also make revenue sharing payments to Transamerica for their participation in functions, events and meetings sponsored by Transamerica. These payments present certain conflicts of interest and provide a disincentive for TAM to recommend the termination of such sub-advisers.
Transamerica Insurance Companies
Certain Other Accounts are offered as investment options through variable insurance contracts offered and sold by Transamerica insurance companies. The performance of certain funds and Other Accounts impacts Transamerica’s financial exposure under guarantees that the Transamerica insurance companies provide as issuers of the variable insurance contracts. TAM’s investment decisions and the design of the applicable funds and Other Accounts may be influenced by these factors. For example, a fund or Other Account being managed or designed in a more conservative fashion may help reduce potential losses and/or mitigate financial risks to the Transamerica insurance companies that provide the guarantees, and facilitate the provision of those guaranteed benefits, including by making more predictable the costs of the guarantees and by reducing the capital needed to provide them.
Certain non-public portfolio holdings and certain analytical information and algorithm and trade data concerning certain funds and Other Accounts is disclosed to the Transamerica insurance companies solely to allow them to hedge its obligations under the variable insurance contracts. This information may only be provided in accordance with procedures approved by the funds’ Board of Trustees governing the sharing of such information with the Transamerica insurance companies.
Transamerica Asset Allocation Fund Allocations
TAM serves as investment manager to and is responsible for all aspects of the day-to-day investment advice and management of certain funds and Other Accounts which operate as funds of funds that invest in affiliated underlying funds and/or Other Accounts, and TAM is subject to conflicts of interest in allocating the funds of funds’ assets among the underlying funds or Other Accounts. For certain funds and Other Accounts that operate as funds of funds, TAM has hired a sub-adviser and benefits when the sub-adviser allocates the fund of funds’ or Other

Accounts’ assets to an affiliated fund. TAM has established an investment program for certain funds and Other Accounts that operate as funds of funds whereby all or a substantial portion of the fund of funds’ assets are invested in affiliated funds and/or Other Accounts. This means that for such funds of funds TAM or a fund of funds’ sub-adviser, as applicable, does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for these funds and Other Accounts, even if unaffiliated funds have better investment performance or lower total expenses.
TAM will receive more revenue when it or a sub-adviser selects an affiliated fund rather than an unaffiliated fund for inclusion in a fund of funds. This conflict provides an incentive for TAM to include affiliated funds as investment options for funds of funds and, when making the underlying fund selections, to cause investments by funds of funds in affiliated funds that may perform less well or have higher total expenses than unaffiliated funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to Transamerica. TAM has an incentive for a fund or Other Account’s assets to be allocated to those underlying funds or Other Accounts for which the net management fees payable to TAM are higher than the fees payable by other underlying funds or Other Accounts or to those underlying funds or Other Accounts for which an affiliate of TAM serves as the sub-adviser. TAM also has an incentive for a fund or Other Account’s assets to be allocated to subscale underlying funds or Other Accounts to provide scale and reduce amounts waived and/or reimbursed by TAM to maintain applicable expense caps. Sub-advisers to certain funds of funds also have conflicts of interest in allocating the funds of funds’ assets among underlying funds and/or Other Accounts, including where the sub-adviser (or its affiliate) acts as investment adviser or sub-adviser to available underlying funds and/or Other Accounts. TAM Compliance monitors allocation changes by the funds of funds.
Fund Structuring and Changes
TAM may have a financial incentive to implement certain changes to the funds or Other Accounts. For example, TAM may, from time to time, recommend a change in sub-adviser or the combination of two or more funds. Transamerica will benefit to the extent that an affiliated sub-adviser replaces an unaffiliated sub-adviser or additional assets are combined into a fund or Other Account having a higher net management fee payable to TAM and/or that is sub-advised by an affiliate of TAM. TAM will also benefit to the extent that it replaces a sub-adviser with a new sub-adviser with a lower sub-advisory fee. Any recommendation to the funds’ Board of Trustees concerning the appointment of or continued service of an affiliated sub-adviser for a fund, or a fund combination, is subject to TAM’s fiduciary duty to act in the best interests of a fund and its shareholders. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, typically an affiliate of Transamerica, may provide this approval).
Aggregation of Assets
The aggregation of assets of multiple funds and/or Other Accounts for purposes of calculating breakpoints or discounts in sub-advisory fees based on the level of assets allocated to a sub-adviser across funds and/or Other Accounts or otherwise, as applicable, give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the funds and their shareholders. This aggregation of assets creates an incentive for TAM to select and retain sub-advisers, or allocate additional assets to a sub-adviser, where the selection or allocation may serve to lower a sub-advisory fee and possibly increase the management fee retained by TAM on a fund and provides a disincentive for TAM to recommend the termination of a sub-adviser from a fund if the termination will cause the sub-advisory fee payable by TAM to increase on a fund and/or Other Account that aggregates its assets with the fund or if the assets of the fund are counted as part of a sub-advisory fee discount arrangement.
Valuation of Investments
TAM has been designated as the funds’ valuation designee with responsibility for fair valuation subject to oversight by the funds' Board of Trustees. TAM’s service as valuation designee is expressly permitted by applicable regulations. TAM performs such valuation services in accordance with valuation policies and procedures of the funds. TAM may value an identical asset differently than a Transamerica affiliate. This is particularly the case in respect of difficult-to-value assets. TAM faces a conflict with respect to valuations generally because of their effect on TAM’s fees and other compensation. Valuation decisions by TAM may also result in improved performance of the funds or Other Accounts.
Other Relationships and Benefits
Transamerica has existing and may have potential future other business dealings or relationships with current or proposed sub-advisers or other fund service providers (or their affiliates) recommended by TAM. Such other business dealings or relationships present conflicts of interest that could influence TAM’s selection and retention or termination of sub-advisers or service providers. For example, TAM has an incentive to hire as a sub-adviser or other service provider an entity with which TAM or one or more of its affiliates have, or would like to have, significant or other business dealings or arrangements, and TAM has a disincentive to recommend the termination of such a sub-adviser or service provider when doing so could be adverse to Transamerica’s relationships or other business dealings with such parties.

TAM and/or its affiliates also derive ancillary benefits from providing investment management, administration, investment sub-advisory, shareholder servicing, distribution, and transfer agency services to the funds and Other Accounts. Providing such services to the funds and Other Accounts may enhance TAM’s and/or its affiliates’ relationships with various parties, facilitate additional business development, and enable TAM and/or its affiliates to obtain additional business and generate additional revenue.
Sub-Advisers
The range of activities, services and interests of a sub-adviser gives rise to actual, potential and/or perceived conflicts of interest that could disadvantage a fund and its shareholders. Such conflicts of interest are in some cases similar to and in other cases different from or supplement those described above relating to Transamerica. Among other things, a sub-adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to one or more funds, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts and offshore funds. Managing multiple funds and accounts gives rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. A sub-adviser’s portfolio managers may also manage funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements create an incentive for a portfolio manager to favor higher-fee funds or accounts. A sub-adviser and/or their respective affiliates also may derive ancillary benefits from providing investment sub-advisory services to a fund and providing such services to a fund may enhance the sub-adviser’s and/or applicable affiliate(s)’ relationships with various parties, facilitate additional business development, and enable the sub-adviser and/or affiliate to obtain additional business and generate additional revenue. Please see Appendix B for a further discussion of sub-adviser conflicts of interest.
Sub-Advisers
Each sub-adviser listed below serves, pursuant to a sub-advisory agreement between TAM and such sub-adviser, as sub-adviser to the applicable fund. Pursuant to the sub-advisory agreements, each sub-adviser carries out and effectuates the investment strategy designed for the funds by TAM. Subject to review by TAM and the Board, the sub-advisers are responsible for providing day-to-day investment advice and recommendations for the fund(s) TAM assigns to them and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under its sub-advisory agreement such as compensating its officers and employees connected with investment and economic research, trading and investment management of the respective fund(s) and furnishing them office space.
Each sub-advisory agreement will terminate, unless sooner terminated as set forth therein, two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the particular fund.
Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to those of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser’s decision to recommend a purchase to one fund or account rather than another is based on a number of factors as set forth in the sub-advisers’ allocation procedures. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.
It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Certain sub-advisers have entered into participating affiliate agreements with certain of their affiliates pursuant to which those affiliates provide services, such as investment advisory and trading services, to the sub-advisers.
Aegon USA Investment Management, LLC, located at 6300 C Street SW, Cedar Rapids, IA 52499, is a registered investment adviser. Aegon USA Investment Management, LLC is a wholly owned, indirect subsidiary of Aegon NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM.

Sub-Advisory Fees
TAM, not the funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense. As a matter of administrative convenience, sub-advisory fees may be deducted directly from a fund’s bank account, in which case payment to TAM of the management fee would be net of amounts paid to the applicable sub-adviser.
Each sub-adviser receives monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the applicable fund’s average daily net assets:
Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Balanced II	Aegon USA Investment Management, LLC(1)	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(2)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Bond(3)	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
Transamerica Capital Growth(4)	Morgan Stanley Investment Management Inc.	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
Transamerica Core Bond(1)	Aegon USA Investment Management, LLC	0.12% of the first $1 billion 0.05% in excess of $1 billion
Transamerica Emerging Markets Opportunities	Wellington Management Company LLP	0.40% of the first $250 million 0.33% in excess of $250 million
Transamerica Government Money Market	BlackRock Investment Management, LLC	0.024%
Transamerica High Yield Bond(5)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica High Yield ESG(5)	Aegon USA Investment Management, LLC	0.35% of the first $20 million 0.24% over $20 million up to $40 million 0.19% over $40 million up to $125 million 0.14% in excess of $125 million
Transamerica Inflation-Protected Securities(6)	PineBridge Investments LLC	0.15% of the first $100 million 0.10% over $100 million up to $250 million 0.05% in excess of $250 million
Transamerica International Equity(7)	Thompson, Siegel & Walmsley LLC	0.30% of the first $1 billion 0.28% over $1 billion up to $2 billion 0.265% in excess of $2 billion
Transamerica International Focus(8)	Epoch Investment Partners, Inc.	0.27% of the first $1 billion 0.25% over $1 billion up to $2 billion 0.24% in excess of $2 billion
Transamerica Large Core ESG(9)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Large Growth	Morgan Stanley Investment Management Inc.(4)	0.27% of the first $1.5 billion 0.23% over $1.5 billion up to $3 billion 0.22% over $3 billion up to $5 billion 0.20% in excess of $5 billion
	Wellington Management Company LLP(10)	0.18% of the first $500 million 0.17% over $500 million up to $1 billion 0.16% over $1 billion up to $2 billion 0.15% in excess of $2 billion
Transamerica Large Value Opportunities(9)	PineBridge Investments LLC	0.10% of the first $250 million 0.09% over $250 million up to $500 million 0.08% in excess of $500 million
Transamerica Mid Cap Growth(11)	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million
Transamerica Mid Cap Value Opportunities(12)	Thompson, Siegel & Walmsley LLC	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC(1)	0.12% of the first $1 billion 0.05% in excess of $1 billion
	J.P. Morgan Investment Management Inc.(2)	0.15% of the first $2 billion 0.13% over $2 billion up to $3 billion 0.12% over $3 billion up to $4 billion 0.11% in excess of $4 billion
Transamerica Short-Term Bond(13)	Aegon USA Investment Management, LLC	0.19% of the first $250 million 0.16% over $250 million up to $500 million 0.14% over $500 million up to $1 billion 0.13% in excess of $1 billion
Transamerica Small Cap Growth(14)	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million
Transamerica Small Cap Value(15)	Peregrine Capital Management, LLC	0.36% of the first $300 million 0.31% over $300 million up to $800 million 0.30% in excess of $800 million
Transamerica Sustainable Bond	Aegon USA Investment Management, LLC	0.12% of the first $250 million 0.10% over $250 million up to $500 million 0.08% over $500 million up to $1 billion 0.075% in excess of $1 billion
(1) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Core Bond and Transamerica Aegon Core Bond VP, and the portion of assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP that are sub-advised by Aegon USA Investment Management, LLC. Also included are the portion of assets of Balanced Ret Opt and Bond Ret Opt, each a separately managed account of Transamerica Life Insurance Company that are advised by Aegon USA Investment Management, LLC.
(2) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica JPMorgan Enhanced Index VP and AEGON Balanced Retirement Opportunities plus the assets of Transamerica Balanced II, Transamerica Multi-Managed Balanced and Transamerica Multi-Managed Balanced VP allocated to J.P. Morgan Investment Management Inc. by TAM from time to time. Effective May 1, 2020, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(3) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Aegon Bond VP.
(4) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica Capital Growth, the portion of the assets of Transamerica Large Growth that is sub-advised by Morgan Stanley Investment Management Inc. (“Morgan Stanley”), Transamerica Morgan Stanley Capital Growth VP, Morgan Stanley Growth Retirement Option, a separately managed account of Transamerica Life Insurance Company that is advised by Morgan Stanley and Transamerica Large Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Morgan Stanley.
(5) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica High Yield Bond, Transamerica Aegon High Yield Bond VP and Transamerica High Yield ESG.
(6) Effective July 2, 2018, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of daily net assets) in certain circumstances. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(7) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
(8) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Focus VP and Transamerica International Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Epoch Investment Partners, Inc.
(9) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica Large Core ESG and Transamerica Large Value Opportunities.
(10) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the basis of the combined assets of Transamerica US Growth, Transamerica WMC US Growth VP, the portion of the assets of Transamerica Large Growth that are sub-advised by Wellington Management Company LLP, WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are advised by Wellington Management Company LLP and Transamerica Large Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Wellington Management Company LLP. Effective August 2, 2019, the sub-adviser agreed to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(11) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Wellington Management Company, LLP.
(12) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP for the portion of assets that are sub-advised by Thompson, Siegel & Walmsley LLC.
(13) The sub-adviser has voluntarily agreed to waive its sub-advisory fees to 0.14% of the first $250 million of average daily net assets; 0.11% of average daily net assets over $250 million up to $500 million; 0.09% of average daily net assets over $500 million up to $1 billion; 0.08% of average daily net assets in excess of $1 billion. This waiver is voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.
(14) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Ranger Investment Management, L.P.
(15) The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small Cap Value CIT, a series of Wilmington Trust Collective Investment Trust that is sub-advised by Peregrine Capital Management, LLC.
The following table sets forth the total amounts of sub-advisory fee paid by TAM, on behalf of a fund, to each sub-adviser for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation or did not have a sub-adviser during the relevant fiscal year and, accordingly, no sub-advisory fees are shown.

	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Fund Name	2022	2021	2020
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A
Transamerica Balanced II	$110,282	$115,590	$132,920
Transamerica Bond	$1,335,808	$1,575,910	$1,397,011
Transamerica Capital Growth	$6,849,646	$12,008,265	$6,587,592
Transamerica Core Bond	$1,196,471	$1,288,574	$1,478,231
Transamerica Emerging Markets Opportunities	$3,815,084	$3,551,343	$1,388,878
Transamerica Government Money Market	$137,936	$236,175	$337,290
Transamerica High Yield Bond	$2,482,426	$3,540,134	$2,842,721
Transamerica High Yield ESG	$32,260	$29,940	$7,134
Transamerica Inflation-Protected Securities	$144,917	$154,278	$156,691
Transamerica International Equity	$13,833,478	$14,370,427	$11,743,771
Transamerica International Focus	$3,119,043	$4,475,880	$3,251,548
Transamerica Large Core ESG	$172,987	$181,839	$180,663
Transamerica Large Growth	$1,568,902	$2,132,223	$1,679,967
Transamerica Large Value Opportunities	$338,361	$353,511	$370,117
Transamerica Mid Cap Growth	$1,029,505	$1,417,641	$1,055,300
Transamerica Mid Cap Value Opportunities	$3,783,002	$4,328,488	$3,354,363
Transamerica Multi-Managed Balanced	$1,185,797	$1,133,731	$1,162,275
Transamerica Short-Term Bond	$3,394,847	$3,078,716	$2,725,574
Transamerica Small Cap Growth	$792,136	$1,009,067	$687,995
Transamerica Small Cap Value	$1,600,514	$3,144,834	$470,266
Transamerica Sustainable Bond	$27,350	$29,460	$7,393
Portfolio Manager Information
Information regarding other accounts for which any portfolio manager is primarily responsible for the day-to-day investment advice and management or recommendations, a description of any material conflict of interest that may arise in connection with the portfolio manager’s management of the fund’s investments, the structure of, and method used to determine, the compensation of each portfolio manager and the dollar range of equity securities in the fund beneficially owned by each portfolio manager are provided in Appendix B of this SAI.
Transfer Agent
TFS serves as the transfer agent, withholding agent and dividend disbursing agent for each fund. As transfer agent, TFS maintains an account for each shareholder of a fund and performs other transfer agency functions. TFS has outsourced the provision of certain transfer agency services to SS&C Global Investor & Distribution, located at 2000 Crown Colony Drive, Quincy, MA 02169.
Class R2 shares pay sub-transfer agency fees to financial intermediaries (including affiliates of TAM) that provide sub-transfer agency, recordkeeping and/or shareholder services to shareholder accounts in lieu of TFS providing such services. The other share classes do not pay sub-transfer agency fees directly, but TFS may use its available resources to pay for sub-transfer agency services for any share class, including those that pay sub-transfer agency fees directly.

Each share class pays the following transfer agency fees and, as applicable, sub-transfer agency fees:
Class R*
Open Account	$24.00 per account
Closed Account	$2.00 per account
Class I3, R4*
Asset Fee to TFS	0.75 bps
Class R2*
Sub-Transfer Agent and Omnibus Intermediary Fees	$11.00 per account
*Applicable out-of-pocket expenses including, but not limited to, quarterly shareholder statements and postage, will be charged directly to the funds.
Transaction requests should be mailed to Transamerica Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica Funds, 330 W. 9th Street, Kansas City, MO 64105 (for overnight mail).
There were no brokerage credits received for the periods ended October 31, 2022, 2021 and 2020.
Custodian
State Street, located at One Lincoln Street, Boston, MA 02111, serves as the Trust’s custodian.
State Street, among other things, maintains a custody account or accounts in the name of each fund, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the funds’ securities lending agent and receives a share of the income generated by such activities.
Securities Lending Activities
The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to State Street as securities lending agent and for cash collateral management) related to those funds that engaged in securities lending activities during the most recent fiscal year are provided in Appendix C of this SAI. The securities lending agent’s fees will be calculated on, and deducted from, the securities lending revenues of the applicable funds.
To the extent a fund engaged in securities lending activities, the services provided by State Street as securities lending agent would include: selection of securities to be loaned; locating borrowers previously approved by the funds’ board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the fund at loan termination.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Trust’s independent registered public accounting firm, and provides audit services and tax return review services.
Distributor and Distribution Plan
Distributor
Under the Underwriting Agreement, Transamerica Capital, Inc. (“TCI” or the “Distributor”), located at 1801 California Street, Suite 5200, Denver, CO 80202, is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. TCI is an affiliate of TAM. TCI offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by TCI.
The Underwriting Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.
The Underwriting Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by TCI, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Underwriting Agreement will automatically and immediately terminate in the event of its assignment.
“N/A” in the tables below indicates that the fund was not in operation during the relevant fiscal year or had share classes with no underwriting commissions, accordingly, no information is shown.

Underwriting Commission
Fund Name	Commissions Received for the Period Ended October 31			Commissions Retained for the Period Ended October 31
	2022	2021	2020	2022	2021	2020
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Balanced II	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Capital Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Core Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Government Money Market	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica High Yield ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Equity	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica International Focus	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Core ESG	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Large Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Multi-Managed Balanced	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Short-Term Bond	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Growth	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Transamerica Sustainable Bond	N/A	N/A	N/A	N/A	N/A	N/A

Fund Name	For the Period Ended October 31, 2022
	Net Underwriting Discounts and Commissions	Compensation on Redemptions & Repurchases	Brokerage Commissions	Other Compensation
Transamerica Asset Allocation Intermediate Horizon	N/A	N/A	N/A	$1,401,894
Transamerica Asset Allocation Long Horizon	N/A	N/A	N/A	$839,774
Transamerica Asset Allocation Short Horizon	N/A	N/A	N/A	$500,254
Transamerica Balanced II	N/A	N/A	N/A	$330,197
Transamerica Bond	N/A	N/A	N/A	$4
Transamerica Capital Growth	N/A	N/A	N/A	$2
Transamerica Core Bond	N/A	N/A	N/A	$462,532
Transamerica Emerging Markets Opportunities	N/A	N/A	N/A	$0
Transamerica Government Money Market	N/A	N/A	N/A	$0
Transamerica High Yield Bond	N/A	N/A	N/A	$235,615
Transamerica High Yield ESG	N/A	N/A	N/A	$0
Transamerica Inflation-Protected Securities	N/A	N/A	N/A	$48,615
Transamerica International Equity	N/A	N/A	N/A	$169,944
Transamerica International Focus	N/A	N/A	N/A	$0
Transamerica Large Core ESG	N/A	N/A	N/A	$295,309
Transamerica Large Growth	N/A	N/A	N/A	$741,659
Transamerica Large Value Opportunities	N/A	N/A	N/A	$348,226
Transamerica Mid Cap Growth	N/A	N/A	N/A	$91,923
Transamerica Mid Cap Value Opportunities	N/A	N/A	N/A	$546,620
Transamerica Multi-Managed Balanced	N/A	N/A	N/A	$26
Transamerica Short-Term Bond	N/A	N/A	N/A	$143,292
Transamerica Small Cap Growth	N/A	N/A	N/A	$82,187
Transamerica Small Cap Value	N/A	N/A	N/A	$41,714
Transamerica Sustainable Bond	N/A	N/A	N/A	$0

Distribution Plan
The Trust has adopted a distribution plan (“12b-1 Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act applicable to Class R, Class R2 and Class R4 shares of the funds, as applicable. Class I3 shares are not subject to distribution and/or service fees.
The 12b-1 Distribution Plan permits each applicable class of a fund to pay fees to TCI and others as compensation for their services, not as reimbursement for specific expenses incurred. The fees paid under the 12b-1 Distribution Plan are not tied directly to expenses incurred by TCI (or others) so the amount of the fees paid by a class during any year may be more or less than actual expenses incurred by TCI (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses incurred by TCI (or others) exceed the fees provided for by the 12b-1 Distribution Plan, the class would not be obligated to pay more than those fees and, if the expenses incurred by TCI (or others) are less than the fees paid to them, they will retain those fees and realize a profit. Under the 12b-1 Distribution Plan, a class may pay the fees to the Distributor and others until the 12b-1 Distribution Plan with respect to that class is terminated or not renewed.
The 12b-1 Distribution Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or in any agreements related to the 12b-1 Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance.
The 12b-1 Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees of the fund that have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of the 12b-1 Distribution Plan that would materially increase the costs to a class requires approval by a majority of the outstanding voting securities of that class.
A 12b-1 Distribution Plan may be terminated as to a class of a fund at any time by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Distribution Plan or in any agreements related to the 12b-1 Distribution Plan, or by vote of a majority of the outstanding voting securities of the applicable class.
Under the 12b-1 Distribution Plan for Class R shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.50% of the average daily net assets of the fund’s Class R shares. For Class R2 and Class R4 shares, a fund may pay TCI and/or financial intermediaries annual distribution and service fees of up to 0.25% of the average daily net assets of the fund’s Class R2 and Class R4 shares.
Because the applicable classes pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. Each prospectus contains a description of distribution and service fees payable under the 12b-1 Distribution Plan with respect to the shares offered in that prospectus.
TCI may use the fees payable under the 12b-1 Distribution Plan as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of Class R, Class R2 or Class R4 shares, or in personal service to and/or maintenance of these shareholder accounts.
More specifically, these fees may be used by TCI or a financial intermediary for expenses related to a fund, including: costs of printing and distributing the fund prospectuses, statements of additional information and reports to prospective investors in the fund; advertising expenses and costs involved in preparing, printing and distributing sales literature pertaining to the fund and reports for persons other than existing shareholders; an allocation of overhead and other branch office distribution-related expenses of TCI or a financial intermediary; payments made to, and expenses of, TCI or a financial intermediary and other persons who provide support or personal services to shareholders in connection with the distribution of the fund’s shares; and interest-related expenses, or the cost of capital associated with, the financing of any of the foregoing. In the case of funds or classes of shares that are closed to new investors or investments, TCI also may use the fees payable under the 12b-1 Distribution Plan to make payments to financial intermediaries for services to and for maintenance of existing shareholder accounts and/or as compensation for past sales and distribution efforts.
Distribution Fees Paid Under the 12b-1 Distribution Plan
For the fiscal year ended October 31, 2022, Class R and Class R4 shares of the Trust paid $4,913,326 and $1,018,439, respectively, to Transamerica Retirement Solutions, LLC.
The table below shows the total dollar amounts paid to the Distributor for the last three fiscal years.
“N/A” in the table below indicates that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Fund	2022	2021	2020
Transamerica Asset Allocation Intermediate Horizon	$543,248	$560,841	$627,248

Fund	2022	2021	2020
Transamerica Asset Allocation Long Horizon	$326,124	$342,591	$344,727
Transamerica Asset Allocation Short Horizon	$191,359	$198,347	$250,452
Transamerica Balanced II	$125,992	$123,676	$132,415
Transamerica Bond	$18	$0	N/A
Transamerica Capital Growth	$0	$0	N/A
Transamerica Core Bond	$298,832	$305,479	$329,508
Transamerica Emerging Markets Opportunities	$0	$0	$0
Transamerica Government Money Market	$0	$0	$0
Transamerica High Quality Bond	$0	$79,726	$102,148
Transamerica High Yield Bond	$140,376	$353,629	$875,967
Transamerica High Yield ESG	$0	$0	$0
Transamerica Inflation-Protected Securities	$19,557	$18,985	$23,780
Transamerica International Equity	$79,617	$90,461	$41,603
Transamerica International Focus	$0	$0	$0
Transamerica Large Core	$115,156	$112,739	$17,241
Transamerica Large Growth	$320,751	$417,958	$114,512
Transamerica Large Value Opportunities	$141,436	$128,342	$49,082
Transamerica Mid Cap Growth	$35,214	$419	$11,262
Transamerica Mid Cap Value Opportunities	$308,667	$281,071	$185,927
Transamerica Multi-Managed Balanced	$30	$0	N/A
Transamerica Short-Term Bond	$86,969	N/A	N/A
Transamerica Small Cap Growth	$31,550	$33,254	$7,831
Transamerica Small Cap Value	$16,079	$17,147	$2,660
Transamerica Sustainable Bond	$0	$0	$0
The tables below show total distribution and service fees and expenses paid to the Distributor for the fiscal year ended October 31, 2022 with respect to Class R and Class R4 shares of the funds.
“N/A” in the tables below indicate that the fund was not in operation during the relevant fiscal year and, accordingly, no distribution fees are shown.
Transamerica Asset Allocation Intermediate Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	293,304	9,323
Printing and Postage	4,611	147
Promotional Expenses	24,179	769
Travel	18,907	601
Office and Other Expenses	185,511	5,896
TOTALS	$526,512	$16,736

Transamerica Asset Allocation Long Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	175,301	6,374
Printing and Postage	2,756	100
Promotional Expenses	14,451	525
Travel	11,300	411
Office and Other Expenses	110,875	4,031
TOTALS	$314,683	$11,441

Transamerica Asset Allocation Short Horizon
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	106,066	534
Printing and Postage	1,668	8
Promotional Expenses	8,744	44
Travel	6,837	34
Office and Other Expenses	67,086	338
TOTALS	$190,401	$958

Transamerica Balanced II
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	N/A
Compensation to Sales Personnel	70,187	N/A
Printing and Postage	1,103	N/A
Promotional Expenses	5,786	N/A
Travel	4,524	N/A
Office and Other Expenses	44,392	N/A
TOTALS	$125,992	N/A

Transamerica Bond
Promotion and Distribution Expenses	Class R
Compensation to dealers	$0
Compensation to Sales Personnel	10
Printing and Postage	0
Promotional Expenses	1
Travel	1
Office and Other Expenses	6
TOTALS	$18

Transamerica Capital Growth
Promotion and Distribution Expenses	Class R
Compensation to dealers	$0
Compensation to Sales Personnel	0
Printing and Postage	0
Promotional Expenses	0
Travel	0
Office and Other Expenses	0
TOTALS	$0

Transamerica Core Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	29,481	136,989
Printing and Postage	463	2,154
Promotional Expenses	2,430	11,293
Travel	1,900	8,831
Office and Other Expenses	18,647	86,644
TOTALS	$52,921	$245,911

Transamerica Emerging Markets Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Government Money Market
Promotion and Distribution Expenses	Class R2	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	0	0
Printing and Postage	0	0
Promotional Expenses	0	0
Travel	0	0
Office and Other Expenses	0	0
TOTALS	$0	$0

Transamerica High Yield Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	21,685	56,514
Printing and Postage	341	888
Promotional Expenses	1,788	4,659
Travel	1,398	3,643
Office and Other Expenses	13,716	35,744
TOTALS	$38,928	$101,448

Transamerica High Yield ESG
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Inflation-Protected Securities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	9,768	1,126
Printing and Postage	154	18
Promotional Expenses	805	93
Travel	630	73
Office and Other Expenses	6,178	712
TOTALS	$17,535	$2,022

Transamerica International Equity
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	27,813	16,540
Printing and Postage	437	260
Promotional Expenses	2,293	1,363
Travel	1,793	1,066
Office and Other Expenses	17,591	10,461
TOTALS	$49,927	$29,690

Transamerica International Focus
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A

Transamerica Large Core ESG
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	61,379	2,771
Printing and Postage	965	44
Promotional Expenses	5,060	228
Travel	3,957	179
Office and Other Expenses	38,821	1,752
TOTALS	$110,182	$4,974

Transamerica Large Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	136,405	42,276
Printing and Postage	2,144	665
Promotional Expenses	11,245	3,485
Travel	8,793	2,725
Office and Other Expenses	86,274	26,739
TOTALS	$244,861	$75,890

Transamerica Large Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	69,201	9,588
Printing and Postage	1,088	151
Promotional Expenses	5,705	790
Travel	4,461	618
Office and Other Expenses	43,769	6,065
TOTALS	$124,224	$17,212

Transamerica Mid Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	19,461	156
Printing and Postage	306	2
Promotional Expenses	1,604	13
Travel	1,254	10
Office and Other Expenses	12,309	99
TOTALS	$34,934	$280

Transamerica Mid Cap Value Opportunities
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	59,875	112,074
Printing and Postage	941	1,762
Promotional Expenses	4,936	9,239
Travel	3,860	7,225
Office and Other Expenses	37,870	70,885
TOTALS	$107,482	$201,185

Transamerica Multi-Managed Balanced
Promotion and Distribution Expenses	Class R
Compensation to dealers	$0
Compensation to Sales Personnel	17
Printing and Postage	0
Promotional Expenses	1
Travel	1
Office and Other Expenses	11
TOTALS	$30

Transamerica Short-Term Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	12,289	36,160
Printing and Postage	193	568
Promotional Expenses	1,013	2,981
Travel	792	2,331
Office and Other Expenses	7,772	22,870
TOTALS	$22,059	$64,910

Transamerica Small Cap Growth
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	17,362	214
Printing and Postage	273	3
Promotional Expenses	1,431	18
Travel	1,119	14
Office and Other Expenses	10,981	135
TOTALS	$31,166	$384

Transamerica Small Cap Value
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	$0	$0
Compensation to Sales Personnel	8,775	182
Printing and Postage	138	3
Promotional Expenses	723	15
Travel	566	12
Office and Other Expenses	5,550	115
TOTALS	$15,752	$327

Transamerica Sustainable Bond
Promotion and Distribution Expenses	Class R	Class R4
Compensation to dealers	N/A	N/A
Compensation to Sales Personnel	N/A	N/A
Printing and Postage	N/A	N/A
Promotional Expenses	N/A	N/A
Travel	N/A	N/A
Office and Other Expenses	N/A	N/A
TOTALS	N/A	N/A
Purchase, Redemption and Pricing of Shares
Shareholder Accounts
Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in each fund’s prospectus.
Purchase of Shares
Class I3, Class R, Class R2 and Class R4 Shares
As stated in the prospectuses, the funds currently offer investors a choice of twelve classes of shares: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T shares. Not all Transamerica Funds offer all classes of shares.
Class I3 shares are intended for purchase by certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts.
This SAI references the Class R shares offered by the funds listed on the cover page of the SAI. Class R shares of certain other series of the Trust are discussed in a separate SAI.
Class R shares of Transamerica Government Money Market were renamed Class R2 shares on October 13, 2017. Effective March 31, 2021, Transamerica Government Money Market is closed to most new investors. The following investors may continue to purchase shares of the fund: existing fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the fund is currently an underlying investment option, retirement plans in which the fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the fund as a plan option. Transamerica Government Money Market will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
Class R and Class R2 shares are intended for purchase by participants in certain retirement plans as described in the prospectus. Class R and Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC. Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and Class R2 shares are available only to eligible retirement plans where either Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
Class R4 shares are generally intended for purchase by larger retirement plan clients of Transamerica Retirement Solutions, LLC. As stated in the prospectus, Class R4 shares of the applicable funds are intended for purchase by participants in certain retirement plans described below and under the following conditions:
•
401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans).
•
Class R4 shares are available only to eligible retirement plans where Class R4 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
The plan’s record-keeper or financial service firm serving as an intermediary must have an agreement with Transamerica Funds or its agents to utilize Class R4 shares in certain investment products or programs.
Shareholders whose investments are transferred from one class of shares of a Transamerica fund to another class of shares of the same Transamerica fund for administrative or eligibility reasons also may qualify for a waiver or reduction of sales charges and/or redemption charges in connection with the exchange.
Each fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time.
Information regarding sales charges can be found (free of charge) on the Transamerica Funds website at https:www.transamerica.com/resource-center?rc_primary_topics=investing. Select “Guide to Choosing a Share Class.”
Redemption of Shares
Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will normally be sent within two business days of the receipt of a redemption request in good order, but in any event within seven days, regardless of the method a fund uses to make such payment (e.g., check, wire or electronic funds transfer (ACH)). However, redemption payments may be delayed up to ten calendar days if the shares being redeemed were recently purchased by check or electronic funds transfer. The value of shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the fund’s net assets at the time of redemption.
Shares will normally be redeemed for cash, although each fund retains the right to wholly or partly redeem its shares in kind, under unusual circumstances (such as adverse or unstable market, economic, or political conditions), in an effort to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. Transamerica Funds has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among those shareholders), while other shareholders may be paid entirely in cash. The disposal of the securities received in-kind by redeeming shareholders may be subject to brokerage costs and, until sold, such securities remain subject to market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined. The funds may pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available.
Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.
Share Conversion
If you hold Class R, Class R2, Class R4 or Class I3 shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion requirements and instructions.

Net Asset Valuation (“NAV”) Determination
How Share Price Is Determined
The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.
When Share Price Is Determined
The NAV of each fund (or class thereof) is determined on each day the NYSE is open for business as of the scheduled close of regular trading (normally 4:00 p.m. Eastern time). If the NYSE closes at another time, each fund will calculate a NAV for each class of shares as of the scheduled closing time. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.
Purchase orders received in good order and accepted, and redemption orders received in good order, as of the scheduled close of regular trading of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.
How NAV Is Calculated
The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.
The value of a fund’s securities and other assets for purposes of determining the fund’s NAV is determined pursuant to valuation procedures of the funds and TAM. TAM has been designated as the funds’ valuation designee with responsibility for fair valuation subject to oversight by the funds’ Board. TAM has formed a valuation committee to assist with its designated responsibilities as valuation designee (the “Valuation Committee”).
In general, securities and other investments are valued based on prices at the close of regular trading on the NYSE.
Equity securities, swaps, and options listed or traded on securities exchanges (except for the securities traded on NASDAQ/NMS), including ETFs, dollar-denominated foreign securities and ADRs, are normally valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price will generally be the NASDAQ Official Closing Price (“NOCP”).
The market price for debt obligations (except short-term obligations that will mature in 60 days or less) and for swaps that are not traded on a securities exchange is generally the price supplied by an independent third-party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies to identify the market value of the security or instrument.
Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.
Foreign securities are generally priced as described above for the particular type of security (i.e., equity securities or debt securities). The prices for foreign securities are converted from the local currency into U.S. dollars using current exchange rates.
Market quotations for securities prices may be obtained from automated pricing services.
Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company.
ETF shares are normally valued at the most recent sale price or official closing price on the exchange on which they are traded.
When an authorized pricing service does not provide a price or the price provided is believed by the Valuation Committee to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such a price or quotation for a security is not readily available, or is believed by the Valuation Committee to be unreliable, then the Valuation Committee will fair value such fund investment, in good faith, in accordance with fair valuation procedures.
The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair valuation procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The Valuation Committee makes fair value determinations in good faith in accordance with the valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.
The prices that a fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
Brokerage
Subject to policies established by the Board and TAM, the sub-advisers are responsible for placement of the funds’ securities transactions. In placing orders, it is the policy of a fund to seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, TAM or the sub-adviser, as applicable, having in mind the fund’s best interests, considers all factors it deems relevant, including: the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Decisions as to the selection of broker-dealers and the assignment of fund brokerage business for a fund and negotiation of its commission rates are made by TAM or the sub-adviser, as applicable, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all fund transactions. In doing so, a fund may pay higher commission rates than the lowest available when its sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by a fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-advisers may receive services from many broker-dealers with which the sub-advisers place the fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The services obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such services in servicing other accounts in addition to the respective fund. Conversely, services provided to a sub-adviser by broker-dealers in connection with trades executed on behalf of other clients of the sub-adviser may be useful to the sub-adviser in managing the fund, although not all of these services may be necessarily useful and of value to the sub-adviser in managing such other clients. The receipt of such services enables a sub-adviser to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act and the SEC’s interpretive guidance thereunder, a sub-adviser may cause a fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the sub-adviser an amount of commission for effecting a securities transaction for the fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a fund.
Under the Markets in Financial Instruments Directive II (“EU MiFID II”), investment firms in the European Union (“EU”) and under EU MiFID II as it forms part of the domestic law of the United Kingdom (“UK”) (“UK MiFID II”), investment firms in the UK or subject to such law, including certain sub-advisers to the funds, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. Such payments for research must be unbundled from payments for execution. EU MiFID II and UK MiFID II limit the use of soft dollars by sub-advisers located in the EU and UK, respectively, and in certain circumstances may result in sub-advisers reducing the use of soft dollars as to certain groups of clients or as to all clients.
A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TAM or the sub-adviser. A sub-adviser may place transactions with a broker-dealer that is an affiliate of TAM or the sub-adviser where, in the judgment of the sub-adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of TAM or the sub-adviser may receive and retain compensation for effecting portfolio transactions for the fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the fund do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
A sub-adviser to a fund, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place security transactions with broker/dealers with which the Trust has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the funds. In no event will commissions paid by a fund be used to pay expenses that would otherwise be borne by any other fund in the Trust, or by any other party. These commissions are not used for promoting or selling fund shares or otherwise related to the distribution of fund shares.
Securities held by a fund may also be held by other separate accounts, mutual funds or other accounts for which TAM or a sub-adviser serves as an adviser, or held by TAM or a sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by TAM or a sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a fund or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TAM or a sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when TAM or a sub-adviser deems the purchase or sale of a security to be in the best interests of a fund as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by TAM or the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a fund and/or could have a detrimental effect on the price or volume of a security so far as a fund is concerned.
The Board of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the funds, and reviews the prices and commissions, if any, paid by the funds to determine if they were reasonable.
Brokerage Commissions Paid
The following funds paid the aggregate brokerage commissions indicated for the last three fiscal years:

Fund Name	Brokerage Commissions Paid (including affiliated commissions)						Affiliated Brokerage Commissions Paid
	2022($)	2022(%)^	2021($)	2021(%)^	2020($)	2020(%)^	2022($)	2022(%)*	2021($)	2021(%)*	2020($)	2020(%)*
Transamerica Asset Allocation Intermediate Horizon	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation Long Horizon	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Asset Allocation Short Horizon	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Balanced II	$8,887	0.12%	$9,109	0.09%	$16,075	0.14%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Bond	$6	0.00%	$33	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Capital Growth	$820,809	10.91%	$634,867	6.04%	$0.00	0.00%	$7,562	91.78%	$0.00	0.00%	$0.00	0.00%
Transamerica Core Bond	$456	0.01%	$902	0.01%	$40	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Emerging Markets Opportunities	$1,054,301	14.01%	$1,324,127	12.59%	$684,638	5.89%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Government Money Market	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield Bond	$1,686	0.02%	$4,969	0.05%	$8,793	0.08%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica High Yield ESG	$0.00	0.00%	$0.00	0.00%	$63	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Inflation-Protected Securities	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Equity	$1,329,991	17.67%	$1,739,095	16.53%	$1,598,162	13.75%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica International Focus	$731,696	9.72%	$809,512	7.70%	$676,644	5.82%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Core ESG	$53,660	0.71%	$67,671	0.64%	$122,443	1.05%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Growth	$205,456	2.73%	$120,123	1.14%	$127,744	1.10%	$677	8.22%	$0.00	0.00%	$0.00	0.00%
Transamerica Large Value Opportunities	$184,681	2.45%	$216,150	2.05%	$417,741	3.59%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Growth	$94,240	1.25%	$153,452	1.46%	$137,079	1.18%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Mid Cap Value Opportunities	$735,556	9.77%	$24,499	0.23%	$1,425,858	12.27%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Multi-Managed Balanced	$90,422	1.20%	$82,507	0.78%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Short-Term Bond	$8,284	0.11%	$1,319	0.01%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Growth	$127,696	1.70%	$136,167	1.29%	$159,197	1.37%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Small Cap Value	$675,281	8.97%	$1,956,166	18.60%	$810,848	6.98%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
Transamerica Sustainable Bond	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%	$0.00	0.00%
^ Brokerage Commissions Paid by the fund as a percentage of overall Brokerage Commissions Paid by all Transamerica Funds.
* Affiliated Brokerage Commissions Paid by the fund as a percentage of total Brokerage Commissions Paid by the fund.

Brokerage Commissions Paid for Research
The following table provides an estimate of brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2022.
Fund Name	Paid as of October 31, 2022
Transamerica Asset Allocation Intermediate Horizon	$-
Transamerica Asset Allocation Long Horizon	$-
Transamerica Asset Allocation Short Horizon	$-
Transamerica Balanced II	$1,952
Transamerica Bond	$-
Transamerica Capital Growth	$475,295
Transamerica Core Bond	$-
Transamerica Emerging Markets Opportunities	$569,953
Transamerica Government Money Market	$-
Transamerica High Yield Bond	$-
Transamerica High Yield ESG	$-
Transamerica Inflation-Protected Securities	$-
Transamerica International Equity	$864,023
Transamerica International Focus	$652,000
Transamerica Large Core ESG	$18,651
Transamerica Large Growth	$91,065
Transamerica Large Value Opportunities	$114,887
Transamerica Mid Cap Growth	$65,789
Transamerica Mid Cap Value Opportunities	$344,591
Transamerica Multi-Managed Balanced – JPMorgan Sleeve	$-
Transamerica Short-Term Bond	$-
Transamerica Small Cap Growth	$106,926
Transamerica Small Cap Value	$521,741
Transamerica Sustainable Bond	$-
The estimates above are based upon custody data provided to CAPIS and were calculated using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. USD transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Exchange Act. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Securities of Regular Broker Dealers
During the fiscal year ended October 31, 2022, the funds purchased securities issued by the following regular broker-dealers of the funds, which had the following values as of October 31, 2022.
Fund Name	Bank of America Corp.	Bank of New York Mellon	Barclays Capital, Inc.	Citigroup, Inc.	Credit Suisse Securities (USA) LLC	Goldman Sachs Group, Inc.	J.P. Morgan Securities LLC	Morgan Stanley & Co., Inc.	Nomura Holdings, Inc.	State Street Bank & Trust Co.	UBS Securities LLC	Wells Fargo & Co.
Transamerica Balanced II	$872,404	$81,041	$202,671	$603,815	$470,323	$393,537	$307,890	$442,258	$-	$120,028	$37,604	$860,939
Transamerica Bond	$16,158,469	$2,454,229	$20,394,067	$2,886,957	$23,846,330	$10,281,069	$11,565,990	$4,931,570	$-	$-	$-	$2,424,737
Transamerica Core Bond	$19,303,626	$4,757,382	$8,234,839	$20,168,186	$20,271,883	$13,926,333	$19,573,336	$9,904,301	$-	$-	$1,703,452	$19,107,365
Transamerica High Yield Bond	$-	$-	$4,497,248	$5,277,700	$10,642,658	$-	$2,802,136	$4,068,536	$-	$-	$-	$-
Transamerica High Yield ESG	$-	$-	$199,676	$388,343	$-	$-	$174,910	$119,491	$-	$-	$-	$-
Transamerica Inflation-Protected Securities	$137,560	$-	$-	$127,062	$-	$260,209	$-	$38,734	$-	$-	$-	$-
Transamerica International Equity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$60,292,927	$-
Transamerica Large Core ESG	$-	$-	$-	$951,641	$-	$-	$2,042,529	$-	$-	$-	$-	$-
Transamerica Large Value Opportunities	$1,433,131	$-	$-	$4,333,449	$-	$-	$3,332,169	$-	$-	$-	$-	$-
Transamerica Multi-Managed Balanced	$9,682,604	$861,431	$2,885,155	$5,773,475	$4,346,760	$2,727,240	$4,433,220	$4,411,177	$-	$1,309,504	$481,506	$9,534,591
Transamerica Short-Term Bond	$36,552,064	$19,396,701	$63,911,997	$19,013,726	$55,789,462	$31,273,493	$38,313,559	$54,462,036	$21,120,167	$-	$6,454,236	$35,764,367
Transamerica Sustainable Bond	$188,434	$-	$199,531	$215,186	$-	$124,968	$323,417	$126,243	$-	$-	$-	$-

Principal Shareholders and Control Persons
Principal Shareholders
To the knowledge of the Trust, as of February 1, 2023, the following persons owned beneficially or of record 5% or more of the outstanding shares of a class of the funds indicated.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	R	100.00%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Bond	A	18.52%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	A	18.41%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	A	11.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	A	8.83%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	A	6.60%

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Bond	A	5.26%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	C	25.96%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	C	13.14%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Bond	C	11.65%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1901	Transamerica Bond	C	11.01%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	C	9.34%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Bond	C	7.70%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Bond	C	5.31%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Bond	I	15.62%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Bond	I	11.22%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Bond	I	9.44%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Bond	I	9.03%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Bond	I	7.43%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Bond	I	7.35%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Bond	I	7.18%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Bond	I	5.75%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Bond	I	5.23%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-7554	Transamerica Bond	I	5.09%

Name & Address	Fund Name	Class	Percent
TD Ameritrade Inc Exclusive Bnenfit Of Our Clients PO Box 2226 Omaha NE 68103-2226	Transamerica Bond	I	5.06%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	27.66%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	22.59%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	18.40%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Bond	I2	14.56%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Bond	I2	11.65%
Voya Institutional Trust Company 1 Orange Way Windsor CT 06095-4773	Transamerica Bond	R	84.73%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Bond	R	15.27%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Bond	R6	58.64%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	26.26%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	9.03%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Bond	R6	5.57%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	A	17.88%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	A	12.57%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	A	8.05%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Capital Growth	A	7.06%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1901	Transamerica Capital Growth	A	5.94%

Name & Address	Fund Name	Class	Percent
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	C	29.74%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	C	13.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	C	11.78%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1901	Transamerica Capital Growth	C	8.07%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	C	7.34%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	C	6.84%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 250 Nicollet Mall Suite 1400 Minneapolis MN 55401-7554	Transamerica Capital Growth	C	5.44%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	C	5.31%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Capital Growth	I	17.30%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Capital Growth	I	15.31%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Capital Growth	I	11.98%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Capital Growth	I	11.91%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Capital Growth	I	9.12%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Capital Growth	I	7.43%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	36.67%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	18.61%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Capital Growth	I2	16.01%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Capital Growth	I2	11.82%
Universal Life Insurance Company Moderate Growth Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Capital Growth	I2	6.38%
Universal Life Insurance Company Growth Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Capital Growth	I2	5.23%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Capital Growth	R	100.00%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	36.99%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	36.80%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Capital Growth	R6	20.08%
Umb Bank Na Cust Roth IRA FBO Steven G Graham 532 Shultz Dr Hamilton OH 45013-5107	Transamerica Core Bond	A	20.44%
Umb Bank Na Cust Roth IRA FBO Kathy S Graham 532 Shultz Dr Hamilton OH 45013-5107	Transamerica Core Bond	A	20.32%
Umb Bank Na Cust IRA FBO Steven G Graham 532 Shultz Dr Hamilton OH 45013-5107	Transamerica Core Bond	A	17.89%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Core Bond	A	16.84%
Umb Bank Na Cust IRA FBO Bethany J Takacs 5401 Webster Rd Flint MI 48504-1008	Transamerica Core Bond	A	12.87%
Umb Bank Na Cust IRA FBO Bethany J Takacs 5401 Webster Rd Flint MI 48504-1008	Transamerica Core Bond	A	10.61%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Core Bond	C	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Core Bond	I	94.23%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	47.05%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	13.52%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	10.91%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	9.38%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	8.10%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	I2	5.87%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Core Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Core Bond	R	85.96%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Core Bond	R	14.04%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Core Bond	R4	100.00%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Core Bond	R6	65.65%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Core Bond	R6	33.67%
Northern Tr CO Cust FBO Schaeffer Revocable Family Trust PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	60.54%
Attn Mutual Funds C/O Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica Emerging Markets Opportunities	I	22.58%
Northern Trust As Custodian FBO University Of Missouri Medical PO Box 92956 Chicago IL 60675-2994	Transamerica Emerging Markets Opportunities	I	7.29%

Name & Address	Fund Name	Class	Percent
Northern Trust As Custodian FBO Schaeffer 2021 DE Irrev Tr - D PO Box 92956 Chicago IL 60675-2956	Transamerica Emerging Markets Opportunities	I	5.54%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	40.02%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	35.62%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	9.05%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	I2	5.57%
Attn Mutual Funds C/O ID Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica Emerging Markets Opportunities	R6	45.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Emerging Markets Opportunities	R6	24.53%
Fulvest & Co C/O Fulton Financial Advisors PO Box 3215 Lancaster PA 17604-3215	Transamerica Emerging Markets Opportunities	R6	10.13%
Saxon & Co P O Box 7780-1888 Philadelphia PA 19182-0001	Transamerica Emerging Markets Opportunities	R6	6.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	A	58.56%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Government Money Market	A	9.65%
Mid Atlantic Trust Company FBO Universal Container & Packagin 401( 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Government Money Market	C	5.89%
Mid Atlantic Trust Company FBO Card Clothing & Services Midwe 401( 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Government Money Market	C	5.35%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	I	49.34%

Name & Address	Fund Name	Class	Percent
Reid A Evers 1333 Valley View Rd Apt 28 Glendale CA 91202-1734	Transamerica Government Money Market	I	7.65%
Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145	Transamerica Government Money Market	I2	99.19%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R2 Series 440 Mamaroneck Ave Harrison NY 10528-2426	Transamerica Government Money Market	R2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Government Money Market	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	A	21.14%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	A	9.47%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	A	7.89%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica High Yield Bond	C	19.63%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1901	Transamerica High Yield Bond	C	14.04%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	C	11.41%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield Bond	C	9.43%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica High Yield Bond	C	8.43%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	C	7.93%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica High Yield Bond	C	5.13%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	I	83.41%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	I	7.37%

Name & Address	Fund Name	Class	Percent
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	43.93%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	42.50%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica High Yield Bond	I2	5.47%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R	84.65%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica High Yield Bond	R	15.35%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica High Yield Bond	R6	38.15%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica High Yield Bond	R6	23.17%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	17.80%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	9.98%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica High Yield Bond	R6	9.08%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I	91.67%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica High Yield ESG	I	8.33%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	I2	51.86%

Name & Address	Fund Name	Class	Percent
Attn Mutual Funds Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica High Yield ESG	I2	48.14%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	R4	100.00%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	25.54%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	13.90%
Sammons Retirement Solution 8300 Mills Civic Pkwy Wdm IA 50266-3833	Transamerica International Equity	A	7.13%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	A	6.79%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica International Equity	A	5.68%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica International Equity	A	5.04%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	25.24%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica International Equity	C	15.09%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	9.50%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.52%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	8.47%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica International Equity	C	7.35%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica International Equity	C	5.21%

Name & Address	Fund Name	Class	Percent
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	5.12%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	39.67%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	13.50%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	8.17%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	7.10%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica International Equity	I	5.15%
Lincoln Investment Planning LLC FBO Lincoln Customers 601 Office Center Dr Ste 300 Ft Washington PA 19034-3275	Transamerica International Equity	I	5.12%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.80%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	18.79%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	12.25%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	10.55%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	7.22%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	6.43%
Jp Morgan Securities LLC Omnibus Ac FBO Exclusive Benefit Of Customers 4 Chase Metrotech Ctr FL 3rd Brooklyn NY 11245-0003	Transamerica International Equity	I2	6.30%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.63%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	83.92%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica International Equity	R	16.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	27.48%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica International Equity	R6	15.32%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	9.06%
Dcgt As Ttee And/Or Cust FBO Plic Various Retirement Plans Omnibus Attn Npio Trade Desk 711 High St Des Moines IA 50392-0001	Transamerica International Equity	R6	5.22%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Focus	A	11.93%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica International Focus	A	11.79%
Umb Bank Na Cust Roth IRA FBO Melissa A Adams 4781 James Ave Lime Springs IA 52155-7000	Transamerica International Focus	A	9.34%
Umb Bank Na Farwell Area Schools 403B-7 A/C Hugh W Lewis III 8757 Reiss Dr Farwell MI 48622-8713	Transamerica International Focus	A	7.68%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Focus	I	62.55%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica International Focus	I	14.02%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Focus	I	10.28%

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Roth IRA FBO Sandra M Coyle 2565 Compass Pointe South Wynd Ne Leland NC 28451-1900	Transamerica International Focus	I	6.66%
Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Focus	I	5.34%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	30.45%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	28.64%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	12.98%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	9.20%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	5.12%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	5.03%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Focus	R6	94.72%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	R	89.80%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Large Core ESG	R	10.13%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	R4	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	I3	100.00%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R	88.55%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Large Growth	R	11.45%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Large Growth	R6	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R	94.19%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Large Value Opportunities	R	5.81%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	67.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	14.41%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	C	10.95%
Umb Bank Na Cust IRA FBO Paul Griffith 3491 Cascina Pl Unit B Hghlnds Ranch CO 80126-7709	Transamerica Mid Cap Growth	C	8.26%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Mid Cap Growth	C	7.21%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	6.63%
Umb Bank Na Cust Sep IRA FBO Tyler S Layne 12218 W Dearbourn Ave Milwaukee WI 53226-3842	Transamerica Mid Cap Growth	C	6.25%

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Dcd IRA For Irena M Kohn (Dcd) FBO Mary K Emlen 5469 S Jasmine St Greenwood Vlg CO 80111-1418	Transamerica Mid Cap Growth	C	5.96%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	42.70%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Mid Cap Growth	I	32.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	21.41%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	36.50%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	23.82%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	10.02%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	8.96%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	I2	8.33%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	71.94%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Mid Cap Growth	R	28.06%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	R6	100.00%

Name & Address	Fund Name	Class	Percent
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Mid Cap Value Opportunities	A	21.92%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	A	15.06%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	A	10.41%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Mid Cap Value Opportunities	A	7.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	A	7.22%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Mid Cap Value Opportunities	A	5.24%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Value Opportunities	A	5.07%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Mid Cap Value Opportunities	C	21.04%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Mid Cap Value Opportunities	C	15.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	11.57%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	C	11.45%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Value Opportunities	C	7.62%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	7.09%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Mid Cap Value Opportunities	C	6.15%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	5.68%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	19.00%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Mid Cap Value Opportunities	I	15.55%

Name & Address	Fund Name	Class	Percent
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Mid Cap Value Opportunities	I	13.25%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.90%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	7.01%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Mid Cap Value Opportunities	I	6.95%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Value Opportunities	I	6.19%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica Mid Cap Value Opportunities	I	5.97%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	I	5.04%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	46.96%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	30.66%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	12.75%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	85.62%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Mid Cap Value Opportunities	R	14.38%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	97.97%
Tiaa, Fsb Cust/Ttee FBO: Retirement Plans For Which Tiaa Acts As Recordkeeper Attn: Trust Operations 211 N Broadway Ste 1000 Saint Louis MO 63102-2748	Transamerica Mid Cap Value Opportunities	R6	49.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	36.03%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	A	39.29%
Sammons Retirement Solution 8300 Mills Civic Pkwy Wdm IA 50266-3833	Transamerica Multi-Managed Balanced	A	8.82%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	A	7.07%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	A	6.89%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	C	40.00%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	C	12.94%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	C	8.66%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	C	6.28%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Multi-Managed Balanced	I	15.81%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Multi-Managed Balanced	I	13.64%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Multi-Managed Balanced	I	11.35%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Multi-Managed Balanced	I	9.21%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Multi-Managed Balanced	I	7.75%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Multi-Managed Balanced	I	7.52%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Multi-Managed Balanced	I	5.01%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Multi-Managed Balanced	I	5.00%
Voya Institutional Trust Company 1 Orange Way Windsor CT 06095-4773	Transamerica Multi-Managed Balanced	R	95.82%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	50.65%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Multi-Managed Balanced	R6	30.34%

Name & Address	Fund Name	Class	Percent
John Hancocktrust Company LLC 690 Canton St Suite 100 Westwood MA 02090-2324	Transamerica Multi-Managed Balanced	R6	7.41%
Matrix Trust Company Cust FBO Rockford Toolcraft, Inc. Retirement PO Box 52129 Phoenix AZ 85072-2129	Transamerica Multi-Managed Balanced	R6	5.90%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Multi-Managed Balanced	R6	5.37%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	A	27.36%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	A	14.07%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	A	10.07%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Short-Term Bond	A	8.48%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	A	6.72%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	A	5.31%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	C	33.16%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	C	10.61%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	C	7.33%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	C	7.30%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Short-Term Bond	C	7.12%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Short-Term Bond	C	6.63%
Charles Schwab & CO Inc 211 Main St San Francisco CA 94105-1901	Transamerica Short-Term Bond	C	5.73%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Short-Term Bond	C	5.26%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Short-Term Bond	I	13.06%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Short-Term Bond	I	11.39%

Name & Address	Fund Name	Class	Percent
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Short-Term Bond	I	11.27%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Short-Term Bond	I	11.15%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	I	10.56%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1965	Transamerica Short-Term Bond	I	8.74%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Short-Term Bond	I	7.84%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Short-Term Bond	I	7.50%
American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Short-Term Bond	I	5.40%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	30.21%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	26.57%
Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	18.50%
Universal Life Insurance Company Moderate Portfolio PO Box 2145 San Juan PR 00922-2145	Transamerica Short-Term Bond	I2	9.77%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Short-Term Bond	I2	6.93%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Short-Term Bond	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Short-Term Bond	R	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Short-Term Bond	R4	100.00%

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Short-Term Bond	R6	95.89%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	A	58.49%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	C	28.01%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	Transamerica Small Cap Growth	C	17.62%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	C	15.98%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small Cap Growth	C	7.66%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small Cap Growth	I	87.36%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Growth	I	5.02%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	53.54%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	10.11%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	8.75%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	I2	7.52%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Growth	I2	6.66%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R	70.75%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Growth	R	29.25%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Growth	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Growth	R6	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	A	40.50%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Value	A	29.81%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Value	A	10.35%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small Cap Value	C	42.37%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Value	C	27.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	C	16.10%
T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills MD 21117-4903	Transamerica Small Cap Value	I	96.97%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	39.57%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	35.11%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	11.25%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	I2	6.23%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	I3	100.00%

Name & Address	Fund Name	Class	Percent
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R	79.07%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1901	Transamerica Small Cap Value	R	20.93%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Value	R4	100.00%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Value	R6	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I	99.52%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	I2	100.00%
Control Persons
Any shareholder who holds beneficially 25% or more of a fund may be deemed to control the fund until such time as it holds beneficially less than 25% of the outstanding common shares of the fund. Any shareholder controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for vote, and may be able to take action regarding the fund without the consent or approval of the other shareholders.
Unless otherwise noted, the address of each investor is c/o TAM, 1801 California Street, Suite 5200, Denver, CO 80202.
To the knowledge of the Trust, as of February 1, 2023, the shareholders who held beneficially 25% or more of a fund were as follows:
Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Intermediate Horizon	97.64%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Long Horizon	96.18%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Asset Allocation Short Horizon	99.44%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	55.98%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Balanced II	44.02%

Name & Address	Fund Name	Percentage of Fund Owned
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Core Bond	39.68%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	37.40%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Emerging Markets Opportunities	33.29%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Government Money Market	27.15%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica High Yield Bond	40.23%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica High Yield ESG	50.37%
Attn Mutual Funds Sei Private Tr Co 1 Freedom VAlley Dr Oaks PA 19456-9989	Transamerica High Yield ESG	46.75%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Inflation-Protected Securities	89.40%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	30.03%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	28.25%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	67.64%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Core ESG	27.95%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Growth	70.41%

Name & Address	Fund Name	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Large Value Opportunities	78.49%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Growth	29.55%
Saxon & Co. PO Box 94597 Cleveland OH 44101-4597	Transamerica Small Cap Growth	25.60%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	33.71%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Value	29.91%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Sustainable Bond	95.98%
Management Ownership
To the knowledge of the Trust, as of February 1, 2023, the Trustees and officers as a group owned less than 1% of any class of each fund’s outstanding shares.
Further Information About the Trust and the Funds
The Trust is organized as a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Amended and Restated Declaration of Trust (“Declaration”) dated as of December 10, 2015, and the Trust’s Bylaws, as may be amended from time to time. Every shareholder, by virtue of purchasing shares and becoming a shareholder, agrees to be bound by the terms of the Declaration. Some of the more significant provisions of the Declaration are described below.
Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the net asset value, in U.S. dollars, of those shares determined at the close of business on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by a vote or consent of the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that any Trustee may be removed by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders,

Trustees, officers or employees of the Trust, that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the prospectus of a fund, when issued, will be fully paid and non- assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder or the shareholder fails to provide the required information. In addition, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose in writing to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.
Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. A fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.
The Declaration provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or any series, in connection with the affairs of the Trust. The Declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any series. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative and Direct Actions. The Declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder claims, demands and derivative actions.
Prior to bringing a derivative action, the Declaration requires that a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by up to an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand (or a committee comprised of some or all of such Trustees), with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, determine that a suit should be maintained, then the Trust will commence the suit and the suit generally will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, each complaining shareholder will be responsible, jointly and severally with any and all other complaining shareholders, for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose.

The Declaration provides that no Shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the Declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
If a derivative or direct action is brought in violation of the Declaration, each shareholder who commences or maintains such action will be required. jointly and severally, to reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with the Declaration. In addition, if a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action will be borne, jointly and severally, by each shareholder who commenced the action.
The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder bring a derivative or direct claim only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in the U.S. District Court for the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the applicable court rules, and that the right to jury trial be waived to the fullest extent permitted by law.
Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.
The shares of beneficial interest of the Trust are divided into twelve classes: Class A, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R3, Class R4, Class R6 and Class T. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class A, Class C, Class I, Class I2, Class R1, Class R3, Class R6 and Class T are discussed in separate SAIs. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class C, Class R, Class R1, Class R2, Class R3 and Class R4 shares are subject to ongoing distribution and service fees. Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares. As described above in the section entitled “Purchase, Redemption and Pricing of Shares - Purchase of Shares,” on March 31, 2021, Transamerica Government Money Market was closed to most new investors until further notice.
The Trust does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.
Dividends and Other Distributions
An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. The December annual ex-dividend date for all Asset Allocation Funds will be subsequent to the ex-dividend date of the underlying Transamerica funds in which they invest. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class R shares of a fund are anticipated to be lower than the per share income dividends on Class I3, Class R2 and Class R4 shares of that fund as a result of higher distribution and service fees applicable to Class R shares.

Taxes
Each fund has qualified (or expects to qualify in its first year), and expects to continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Code. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the “Distribution Requirement”). Each fund must also meet several other requirements. These requirements include the following: (1) a fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (2) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in securities (other than securities of other RICs) of two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses, or in securities of one or more qualified publicly traded partnerships.
If a fund qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then the fund should have little or no income taxable to it under the Code. If a fund meets the Distribution Requirement but retains some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the applicable corporate rate on the amounts retained. A fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed those liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
For U.S. federal income tax purposes, a fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Generally, the funds may not carry forward any losses other than net capital losses. Under certain circumstances, a fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Assuming a fund has sufficient earnings and profits, its shareholders generally are required to include distributions from the fund (whether paid in cash or reinvested in additional shares) as (1) ordinary income, to the extent the distributions are attributable to the fund’s investment income (except for qualified dividend income as discussed below), net short-term capital gain and certain net realized foreign exchange gains or (2) capital gains, to the extent of the fund’s net capital gain (i.e., the fund’s net long-term capital gains over net short-term capital losses).
If a fund fails to qualify for treatment as a RIC, the fund will be subject to U.S. federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders (including distributions that would otherwise qualify as capital gain dividends) will constitute ordinary dividend income to the extent of the fund’s available earnings and profits. Under certain circumstances, a fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.
Distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each shareholder’s tax basis in its shares, and any distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.
A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income (for that calendar year) and capital gain net income (for the one-year period generally ending on October 31 of that year), increased or decreased by certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December, payable to shareholders of record during such a month, and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a fund may be “spilled back” and treated for certain purposes as paid by the relevant fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

U.S. federal income tax law generally taxes noncorporate taxpayers on long-term capital gains and on “qualified dividend income” at reduced rates. Certain capital gain dividends attributable to dividends received from U.S. REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
Other distributions, including distributions of earnings from, in general, dividends paid to a fund that are not themselves qualified dividend income to the fund, interest income, other types of ordinary income and short-term capital gains, will generally be taxed at the ordinary income tax rate applicable to the taxpayer.
Qualified dividend income generally means dividend income received from a fund’s investments in common and preferred stock of U.S. companies and stock of certain “qualified foreign corporations,” provided that certain holding period and other requirements are met by both the fund and the shareholder receiving a distribution of the dividend income. Qualified dividend income generally also includes any dividend income (i) that is received by a fund from an underlying fund that is itself treated as a RIC and that received such income as dividends on common and preferred stock of U.S. companies or on stock of certain qualified foreign corporations, and (ii) that is reported as qualified dividend income by the underlying RICs, provided that certain holding period and other requirements are met by the underlying fund, the fund and the shareholders. If 95% or more of a fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that fund may report all distributions of such income as qualified dividend income.
A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Passive foreign investment companies are not qualified foreign corporations for this purpose.
A dividend that is attributable to qualified dividend income of a fund and that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became “ex-dividend” with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter. Dividends received by a fund from REITs generally do not qualify for treatment as qualified dividend income.
Certain dividends received by a fund, or attributable to dividends received by an underlying fund, from U.S. corporations (generally, dividends received by the fund or underlying fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately reported by the fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The applicable holding period requirements must also be satisfied by the fund and any underlying fund. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Any fund distribution (other than a dividend that is declared on a daily basis) will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any dividend distribution that is not declared daily may thus pay the full price for the shares then effectively receive a portion of the purchase price back as a taxable distribution.
The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, interest, dividends and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
Redemptions, sales and exchanges generally are taxable events for shareholders that are subject to tax. Redemptions, sales or exchanges of shares of Transamerica Government Money Market will not result in taxable gain or loss if that fund maintains a constant net asset value per share. In general, if shares of a fund other than Transamerica Government Money Market are redeemed, sold or exchanged, the shareholder will recognize a capital gain or loss equal to the difference between the proceeds of the redemption or sale or the value of the shares exchanged and the shareholder’s adjusted basis in the shares redeemed, sold or exchanged. This capital gain or loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the redemption, sale or exchange of shares if the disposed of shares are replaced (including replacement by shares acquired pursuant to a dividend reinvestment plan) within a 61-day period beginning 30 days before and ending 30 days after the date of the redemption, sale or exchange of such shares. Should the replacement of such shares fall within this 61-day period, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).
Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of RICs are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
None of the Asset Allocation funds (each, a “Fund of Funds”) will be able to offset gains distributed by any underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses. A Fund of Funds’ redemptions and sales of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could cause the Fund of Funds to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund of Funds. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund of Funds and therefore may not be offset by any short-term capital losses incurred by that Fund of Funds. Thus, a Fund of Funds’ short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for reduced U.S. federal income tax rates for noncorporate shareholders, as discussed above. As a result of these factors, the use of the fund-of-funds structure by the Funds of Funds could adversely affect the amount, timing and character of distributions to their shareholders.
The funds and underlying funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If at least 50% of a fund’s total assets at the close of each quarter of a taxable year consist of interests in other RICs, the fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the fund for that taxable year. If the fund so elects, its shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund or those other RICs, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their AMT liability.
If a fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a fund or other RICs in which the fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a fund does make the election, it will provide required tax information to shareholders. RICs generally may deduct any foreign taxes that are not passed through to their shareholders in computing their income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a fund or an underlying fund receives a refund of foreign taxes paid in respect of a prior year, the value of the fund’s shares or the value of the underlying fund’s shares, as applicable, could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the foreign taxes for the current year could be reduced.
The following paragraphs are intended to disclose risks of investments that certain funds may make directly and that the Funds of Funds may make indirectly, through underlying funds. Thus, references in the following paragraphs to one or more “funds” should be read to include, as applicable, references to one or more “underlying funds.”
Master Limited Partnerships: A fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. An entity that is treated as a partnership for federal income tax purposes generally is not itself subject to federal income tax. Instead, each partner in the partnership is generally required to take into account its distributive share of items of the partnership’s income, gain, loss, deduction, and credit for each taxable year substantially as though such items had been realized directly by the partner and without regard to whether the partnership distributes any amount to its partners. To qualify for that treatment, an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation, and there could be a material decrease in the value of its securities.
Depreciation or other cost recovery deductions passed through to a fund from any investments in MLPs in a given year will generally reduce that fund’s taxable income, but those deductions may be recaptured in that fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund recognizing recapture income at the time the deductions were taken by that fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of fund dividends attributable to any such income.
Passive Foreign Investment Companies: Certain funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is derived from passive investments; or (2) at least 50% of its assets (generally computed based on average fair market value) held during the taxable year produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on gain from the disposition of PFIC shares and on certain distributions from a PFIC (collectively, “excess distributions”), plus interest thereon, even if the fund distributes the excess distributions as a taxable dividend to its shareholders. If a fund invests in a PFIC and elects in the first year in which it holds such investment (or if it elects subsequently and makes certain other elections) to treat the PFIC as a “qualified electing fund,” then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. In order to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
A fund may, in the alternative, elect to mark to market its PFIC stock at the end of each taxable year, with the result that unrealized gains are treated as though they were realized as of such date. Any such gains will be ordinary income rather than capital gain. In order for a fund making this election to distribute any such income and gains and satisfy the distribution requirements applicable to RICs, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. If the mark-to-market election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could still incur nondeductible interest charges if it makes the mark-to-market election in a year after the first taxable year in which it acquired the PFIC stock.
Controlled Foreign Corporations: If a sufficient percentage of the interests in a foreign issuer are held or deemed held by a fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Options, Futures and Forward Contracts and Swap Agreements: Certain options, futures contracts, and forward contracts in which a fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In order to distribute any such gains, satisfy the distribution requirements applicable to RICs and avoid taxation, a fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.
Generally, the hedging transactions undertaken by a fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders.
A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been promulgated, the tax consequences of such transactions are not entirely clear. The funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not accept such treatment. If it did not, the status of a fund as a RIC might be affected.
The requirements applicable to a fund’s qualification as a RIC may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to qualified dividend income to instead be taxed at the rate of tax applicable to ordinary income.
Original Issue Discount: If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including any such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a fund.
Constructive Sales: The constructive sale rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of any gain from a constructive sale will depend upon the fund’s holding period in the property. Any loss from a constructive sale will be recognized when the property is subsequently disposed of, and the character of such loss will depend on the fund’s holding period and the application of various loss deferral provisions of the Code.
Real Estate Investment Trusts (REITs): For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the fund may report its own dividends as eligible for the 20% deduction, to the extent the fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the fund shares.
Foreign Currency Transactions: Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or expenses denominated in a foreign currency (or determined by reference to the value of one or more foreign currencies) and the time that a fund actually receives or makes payment of such income or expenses, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition generally are also treated as ordinary gain or loss. Some of the funds have elected, or may elect, to treat this foreign currency income as capital gain or capital loss.
Backup Withholding: Each fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares (except for proceeds of redemptions of shares in Transamerica Government Money Market), paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify that the Social Security Number or other Taxpayer Identification Number they provide is correct and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
Cost Basis: Each fund (other than Transamerica Government Money Market) will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, each fund (other than Transamerica Government Money Market) will also report basis and acquisition date information in those shares and the character of any gain or loss that the shareholder realizes on the sale or exchange (i.e., short-term or long-term). If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares in the same account when the shares were at different prices), the fund or the shareholder’s Service Agent (banks, broker-dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund), as applicable, will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The funds’ default method for calculating basis will be the average cost method. A shareholder may elect, on an account-by-account basis, to use a method other than average cost by following procedures established by the fund or the shareholder’s Service Agent, as applicable. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder elects to use a different method of basis calculation, the application of that method will depend on whether shares in an account have already been sold or exchanged. For information regarding available methods for calculating cost basis and procedures for electing a method other than the average cost method, shareholders who hold their shares directly with a fund may call the fund at 1-888-233-4339 Monday through Friday during the hours of operation as posted on the funds’ website at www.transamerica.com/contact-us. Shareholders who hold shares through a Service Agent should contact the Service Agent for information concerning the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average cost method or electing another method of basis calculation.
Taxation of Non-U.S. Shareholders: Dividends from net investment income that are paid to a shareholder who, as to the U.S., is a nonresident alien individual, a foreign corporation or a foreign estate or foreign trust (each, a “foreign shareholder”) may be subject to a withholding tax at a rate of 30% or any lower applicable tax rate established in a treaty between the U.S. and the shareholder’s country of residence. Dividends that are derived from “qualified net interest income” and dividends that are derived from “qualified short-term gain” may be exempt from the 30% withholding tax, provided that the distributing fund chooses to follow certain procedures. A fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Qualified net interest income is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. Qualified short-term gain generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. The withholding rules described in this paragraph do not apply to a dividend paid to a foreign shareholder if the dividend income is “effectively connected with the shareholder’s conduct of a trade or business within the U.S.” and the shareholder provides appropriate tax forms and documentation. Backup withholding (described above) will not be imposed on foreign shareholders who are subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Foreign shareholders are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns.
The treatment of dividends and other distributions by a fund to shareholders under the various state income tax laws may not parallel that under U.S. federal income tax law. Qualification as a RIC does not involve supervision of a fund’s management or of its investment policies and practices by any governmental authority.
Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including any federal, state, local or foreign tax liabilities.
Financial Statements
The audited financial statements and financial highlights for the funds as of October 31, 2022 have been filed with the SEC as part of the annual report of the funds on January 3, 2023 (SEC Accession #0001193125-23-000431), and are hereby incorporated by reference into this SAI.

Appendix A – Proxy Voting Policies
Aegon USA Investment Management, LLC
Proxy Voting Policy
1. Introduction
1.1: Rule References
Aegon USA Investment Management, LLC (“AUIM”) hereby adopts this Proxy Voting Policy (“Policy”) pursuant to Rules 206(4)-6 and 206(4)-7 of the Investment Advisers Act of 1940 to reasonably ensure that it votes proxies and other securities actions (“Proxies”) in its Clients' best interests.
Specifically, Rule 206(4)-6 requires each registered investment adviser that exercises securities voting (“Proxy Voting”) authority with respect to Client securities to:
a. Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes Client securities in the Clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;
b. Disclose to Clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
c. Describe to Clients the adviser’s Proxy Voting Policy and Guidelines and, upon request, furnish a copy of the policies and procedures.
AUIM is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including Proxy Voting. The duty of care generally requires AUIM to monitor corporate events and to vote Proxies, unless a Client has agreed otherwise. AUIM Employees who exercise Proxy Voting authority must do so in accordance with this Policy.
This Policy is also designed to comply with the books and records requirements prescribed in Rule 204-2(c)(2) and for clients that are governed by ERISA, regulation 404a-1(e)(2)(E).
1.2: Policy Owner
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy. The CIO may delegate performance of policy responsibilities to other Employees, including Asset Specialists, acting individually or collectively, for whom he shall retain supervision and oversight. The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
1.3: Definitions
Except as otherwise defined herein, for the purpose of this Policy, the following terms shall have the meaning ascribed below:
Act: The Investment Advisers Act of 1940, as amended, and all regulations promulgated thereunder.
Affiliate: An entity that is controlled by, controls, or is under common control with AUIM.
Asset Specialist(s): AUIM Employees responsible for providing expertise and knowledge on a particular asset class or topic.
Client: (a) Any investment company registered under the Investment Company Act of 1940, as amended, (“IC Act”) for whom AUIM acts as investment adviser or sub-adviser, (b) any Separate Account, Private Fund, or collective investment trust fund where AUIM acts as investment adviser, or (c) investment arrangement where AUIM acts as investment adviser with discretion on the account or is engaged to provide non-discretionary advice.
Conflict of Interest: A condition or situation, or the appearance thereof, in which competing professional, personal, financial, or other interests of AUIM or its Employees are contrary to the interests of AUIM and/or its Clients.
Employees: AUIM managers, officers, Employees, access persons, and other individuals identified by Compliance.
Equity Securities Voting Policy Guidelines: AUIM roadmap for arriving at voting decisions on common or routine proxy matters.
Private Fund: As defined in the Investment Advisers Act of 1940, a Private Fund is an issuer that would be an investment company as defined in section 3 of the IC Act but for sections 3(c)(1) or 3(c)(7) of the IC Act.
Procedures: Procedures, protocols and practices of AUIM or part thereof as AUIM’s President, or his designees, may approve or sanction from time to time.
Security: The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in private placements, futures contracts on other Securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a Security. On the other hand, in most – but not necessarily all – instances, a promissory note is not considered to be a “Security.” Any questions about whether an instrument is a Security for purposes of the federal Securities laws should be directed to the CCO.

Separate Account: A type of Client that is a separately managed investment account (i.e., a Client account that is not a pooled investment vehicle). Separate Accounts can include accounts of both third-party Clients and Clients that are Affiliates of AUIM.
2. KEY REQUIREMENTS
Key Requirement 1
AUIM’s Chief Investment Officer (“CIO”) or his designee is primarily responsible for administering and enforcing this Policy.
Key Requirement 2
The Chief Compliance Officer (“CCO”) and/or his designees (collectively referred to as “Compliance” or the “Compliance team”) shall provide policy administration, support, and monitoring.
Key Requirement 3
Employees who exercise Proxy Voting authority must vote Client Securities in accordance with this Policy and in the Clients’ best interests.
Key Requirement 4
AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, where AUIM believes the cost of voting Proxies outweighs the benefits of doing so, it will generally abstain.
Key Requirement 5
Where Client accounts are governed by ERISA, AUIM shall decide whether and how to exercise Proxy Voting authority pursuant to its fiduciary duties under ERISA unless the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is not to vote Proxies and/or another Plan fiduciary or the trustee retains Proxy Voting authority. When deciding whether and how to exercise Proxy Voting authority, and when exercising Proxy Voting authority, AUIM must act solely in accordance with the economic interest of the Client, consider material facts and costs involved, and (i) not subordinate the client’s financial interest to any non-pecuniary objective, or (ii) promote non-pecuniary benefits or goals unrelated to a Client’s financial interest.
Key Requirement 6
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities.
Key Requirement 7
AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
Key Requirement 8
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote.
Key Requirement 9
AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a. Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b. Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c. Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d. Vote in strict accordance with its Guidelines.
Key Requirement 10
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
Key Requirement 11
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client and all documents prepared by AUIM that were material to making a decision on how to vote be maintained along with all proxy statements received, whether voted or not.
3. Proxy Voting General Principles
Subject to some limited exceptions for ERISA Clients, AUIM recognizes and adheres to the principle that an important Client interest associated with owning a Security is exercising the right to vote in the election of the company’s directors and on matters affecting the company’s structure and operations. AUIM endeavours to vote Client Securities in the best interest of its Clients. In general, votes will be determined on a case-by-case basis, after taking into consideration all factors relevant to the issues presented. AUIM seeks to vote Proxies in a manner consistent with its fiduciary obligations and other contractual responsibilities.

4: Proxy Voting Responsibilities
AUIM votes on behalf of all Client accounts for which it has the requisite discretionary authority except for situations in which (i) any Client notifies AUIM in writing that it has retained, and intends to exercise, the authority to vote its own Securities, or (ii) for ERISA clients, AUIM has determined, in accordance with its fiduciary duty and this Policy, that refraining from voting a Proxy is prudent or required under ERISA. Clients may also ask AUIM to vote their Securities in accordance with specific guidelines furnished by the Client, in which case AUIM will vote such Securities within the Client’s guidelines unless contrary to applicable law.
AUIM primarily manages Client portfolios of debt Securities. For most fixed income Clients, the issues for which AUIM votes fixed income Securities generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. Because these and related fixed income issues are generally unique to each particular borrower and relevant fact situation, they do not lend themselves to broad characterization that can be addressed by standard Proxy Voting guidelines.
Routine proxy matters associated with equity Securities (including but not limited to electing board of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) are typically voted in accordance with its Equity Proxy Voting Guidelines (“Guidelines”) (see Appendix A) as long as they are consistent with AUIM’s fiduciary obligations (under the Advisers Act and ERISA, if applicable, given the specific facts and circumstances of each Proxy. These Guidelines are not designed to be exhaustive or to address non-routine matters that may be raised in Proxy ballots or other voting opportunities. To the extent relevant and appropriate, AUIM may consider these Guidelines when voting Client debt Securities.
5: INTERNAL CONTROLS
5.1: Proxy Voting Exception
AUIM will use its best efforts to vote all Client Proxies. There may be instances (e.g., when Client Securities have been loaned) that at the time the vote is due circumstances exist that impact or prevent AUIM’s ability to vote Client Proxies.
Notwithstanding the foregoing, in some situations, AUIM may determine that it is in the Client’s best interest to abstain from voting Proxies. Accordingly, AUIM will generally abstain where (i) it believes the cost of voting Proxies outweighs the benefits of doing so, and (ii) for ERISA Clients, it believes voting a Proxy would not be (a) in accordance with the economic interest of the Client, after consideration of all material facts and associated costs, or (b) required under ERISA pursuant to Section 5.3 herein. For example, AUIM will generally abstain from voting Proxies on international Securities where personal appearance is required, or where it does not have sufficient information to vote the Proxy, and the cost or administrative burden of obtaining such information is not commensurate with the reasonably foreseeable impact of the matter being voted upon in the Proxy.
5.2: Use of an Independent Third Party
Because of the expertise of its staff with the issues upon which it votes Client debt Securities, AUIM will not generally seek the services of a qualified independent third party (“Independent Third Party”) to provide guidance on such matters.
AUIM will generally research and cast Proxy Votes based on its own Policy and Guidelines. In instances deemed appropriate by the CIO, particularly when AUIM has a material Conflict of Interest, or when AUIM lacks sufficient knowledge or resources, it may engage an Independent Third Party to, among other things, provide Proxy research and/or to make recommendations. When AUIM considers the research or recommendations provided by an Independent Third Party, it retains all Proxy Voting responsibilities. For ERISA Clients, any Independent Third Party will only be engaged for assistance with Proxy Voting responsibilities to the extent AUIM has determined that such firm’s Proxy Voting guidelines are consistent with AUIM’s fiduciary duty obligations under ERISA.
5.3: ERISA Accounts
Where Client accounts are governed by ERISA, AUIM shall decide whether and how to exercise voting rights pursuant to its fiduciary duties under ERISA (which includes, for example, an assessment as to whether the ERISA Plan documents (e.g., Plan, Trust, etc.) explicitly provide that AUIM is or is not authorized to vote Proxies.
When deciding whether and how to exercise Proxy Voting authority, and when exercising Proxy Voting authority, AUIM must:
•
Act solely in accordance with the economic interest of Client;
•
Consider any costs involved;
•
Not subordinate the interests of the Client to any non-pecuniary objective, or promote non-pecuniary benefits or goals unrelated to those financial interests of the Client;
•
Evaluate material facts that form the basis for any particular Proxy Voting authority or other exercise of shareholder rights;
•
Maintain records on Proxy Voting activities and other exercises of shareholder rights; and
•
Exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights, such as providing research and analysis, recommendations regarding Proxy votes, administrative services with voting proxies, and recordkeeping and reporting services.

To the extent of a conflict between the requirements set forth above and the Aegon AM Active Ownership Policy, the requirements above shall control.
5.4: Securities Voting Committee
The Securities Voting Committee (“Committee”) consists of representatives from Investment Management, Credit Research, Compliance and Legal. The Committee meets at least annually, and has the following responsibilities:
•
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
•
Review the Guidelines and make revisions as appropriate.
•
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
•
Review all Guideline overrides.
•
Review voting metrics.
5.5: Operational Consideration
AUIM shall take reasonable efforts to ensure that all accounts where it has Proxy Voting responsibility are properly established and maintained in order for it to carry out these responsibilities. Furthermore, AUIM shall maintain Procedures reasonably designed to ensure that all applicable Proxies are received, considered, and votes cast in accordance with this Policy and/or related Guidelines.
6: CONFLICTS OF INTEREST
In fulfilling its Proxy voting responsibilities, AUIM may face conflicts of interest. Conflicts include any position or interest, financial or otherwise, which causes a division in or impairs AUIM’s independence or judgment concerning how to vote Proxies in the clients’ best interests. A material conflict of interest may arise between the self-interest of the firm, an Employee, the Committee, and AUIM’s clients.
The Asset Specialist, with assistance from the CCO and others as mandated, will consider whether AUIM is subject to any conflicts of interest in connection with a Proxy Vote. Employees must notify the CCO and the Committee if they are aware of any conflict of interest associated with a Proxy Vote. It is not possible to anticipate all conflicts of interest that could arise in connection with Proxy Voting. The following examples are meant to help Employees identify potential conflicts:
a.
AUIM or an affiliate has a financial interest in the outcome of a proxy vote, such as when AUIM is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to it or its affiliates;
b.
An issuer or some other third-party offers AUIM or an Employee compensation in exchange for voting a proxy in a particular way; and
c.
An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer and AUIM receives a proxy solicitation from that issuer.
AUIM recognizes the potential for conflicts that may arise between its own interests and those of its clients. To address these concerns, AUIM, as advised by the Committee, will generally take one of the following steps to avoid any impropriety or the appearance of impropriety in any situation involving a conflict of interest:
a.
Obtain a review from AUIM’s General Counsel regarding determination of a conflict;
b.
Obtain the guidance from the client(s) whose account(s) is/are involved in the conflict;
c.
Vote Proxies in accordance with the recommendation of an Independent Third Party; or
d.
Vote in strict accordance with its Guidelines
7: Proxy Voting Reports
AUIM shall provide, upon Client request and at no cost:
a.
A description of its Proxy Voting Policy and Guidelines (either as part of Part 2B of AUIM’s Form ADV or as a standalone document);
b.
A copy of this Policy; and/or
c.
Information regarding how AUIM voted Proxies on behalf of the Client.
AUIM shall not provide to any Client, information about AUIM’s Proxy Voting activities for any other Client.
8: Proxy Voting Monitoring and Oversight
Compliance may conduct periodic testing and/or surveillance of AUIM’s Proxy Voting activities. Issues relating to such activities, at the Compliance team’s discretion, may be escalated to the CIO, CCO, or the appropriate governance Committee.

9: GOVERNANCE
Any relevant issues that raise concerns against the scope of this or relevant local policies and any one of the monitoring criteria required by this policy will be reported to the relevant Compliance Officer and/or CRO and will require escalation to the appropriate risk committee(s). Any material concerns or high risk items should be escalated to the AAM GRCC.
10: Books and Records
In accordance with Rule 204-2(c)(2), AUIM must retain:
a. Its Proxy Voting Policy and Guidelines;
b. Proxy statements received;
c. Records of Proxy votes;
d. Records of Client requests on how Client Proxies were voted; and
e. All documents prepared by AUIM that were material to making a decision on how to vote (including decisions not to vote or to “abstain” from voting), or that memorialize the basis for Proxy Voting decisions (e.g., Committee meeting minutes).
All documents must be kept for no less than six years from the date of creation.
It is required by Rule 204-2 of the Investment Advisers Act that a copy of each proxy cast by AUIM on behalf of a Client be maintained along with all proxy statements received, whether voted or not.
Satisfying the recordkeeping requirements set forth above will satisfy the recordkeeping requirements associated with an ERSIA Client pursuant to ERISA regulation 404a-1(e)(2)(E) which requires AUIM to maintain records on Proxy Voting activities and other exercises of shareholder rights
11: Escalation; Prompt Corrective Action
Every Employee has an obligation to report any violations of AUIM’s Compliance Policies, as outlined in the Escalation Policy. Employees should be aware of their responsibility to quickly identify and mitigate and/or escalate any potential Conflicts of Interest.
In addition, all Employees are subject to the AAM Operational Risk Policy, which sets out principles for recording, approving, reporting, and escalating errors and other risk events. Employees shall report any violation of this Policy to their Department Head and the CCO in addition to any additional reporting requirements outlined in other applicable policies.
Appendix
A: Equity Securities Voting Policy Guidelines
The following is a concise summary of AUIM’s Securities Voting Policy Guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
•
An auditor has a financial interest in or association with the company, and is therefore not independent,
•
Fees for non-audit services are non-standard, or
•
There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
•
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any non-standard non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
•
Vote AGAINST proposals to classify the board.
•
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
•
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
•
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
•
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
•
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
•
Vote AGAINST proposals to require a supermajority shareholder vote.
•
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
•
Vote AGAINST proposals to eliminate cumulative voting.
•
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
•
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential Voting Policy. If the dissidents agree, the Policy remains in place. If the dissidents will not agree, the confidential Voting Policy is waived.
•
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
•
Voting for Director Nominees in Contested Elections
•
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
•
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
•
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
•
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
•
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
•
Vote on proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights on a CASE-BY-CASE basis.

•
Vote on proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain on a CASE-BY-CASE basis.
Dual-class Stock
•
Vote on proposals to create a new class of common stock with superior voting rights on a CASE-BY-CASE basis.
•
Vote on proposals to create a new class of nonvoting or sub-voting common stock on a CASE-BY-CASE basis, reviewing in particular if:
•
It is intended for financing purposes with minimal or no dilution to current shareholders
•
It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
•
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.
•
Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
•
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
•
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•
Vote FOR employee stock purchase plans where all of the following apply:
•
Purchase price is at least 85 percent of fair market value
•
Offering period is 27 months or less, and
•
Potential voting power dilution (VPD) is ten percent or less.
•
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
•
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
•
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
•
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

BlackRock Fund Advisors, BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock International Limited and BlackRock (Singapore) Limited
BlackRock Investment Stewardship
Proxy voting guidelines for U.S. securities
January 2023
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
As stewards of our clients’ investments, BlackRock believes it has a responsibility to engage with management teams and/or board members on material business issues and, for those clients who have given us authority, to vote proxies in the best long-term economic interests of their assets.
The following issue-specific proxy voting guidelines (the “Guidelines”) summarize BlackRock Investment Stewardship’s (“BIS”) philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholder meetings:
•
Boards and directors
•
Auditors and audit-related issues
•
Capital structure
•
Mergers, acquisitions, asset sales, and other special transactions
•
Executive compensation
•
Material sustainability-related risks and opportunities
•
General corporate governance matters
•
Shareholder protections
Boards and directors
An effective and well-functioning board is critical to the economic success of the company and the protection of shareholders’ interests, inducting the establishment of appropriate governance structures that facilitate oversight of management and the company’s strategic initiatives. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.
Disclosure of material issues that affect the company’s long-term strategy and value creation, including, when relevant, material sustainability-related factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.
Where a company has not adequately demonstrated, through actions and/or disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/governance committees should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
•
Employment as a senior executive by the company or a subsidiary within the past five years
•
An equity ownership in the company in excess of 20%
•
Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to,

materially interfere with the director’s ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
We expect the board to exercise appropriate oversight of management and the business activities of the company. The board should exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company’s long-term value, we may vote against the responsible committees and/or individual directors.
Common circumstances are illustrated below:
•
Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
•
Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, sustainability factors), we may vote against members of the responsible committee, or the most relevant director
•
Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
•
Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
•
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:
	Public Company Executive[1]	# Outside Public Boards[2]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),3 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).
1 A public company executive is defined as a Named Executive Officer (NEO) or Executive Chair.
2 In addition to the company under review.
3 A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.4 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
The following table illustrates examples5 of responsibilities under each board leadership model:
	Combined Chair/ CEO or CEO + Non-independent Chair		Separate Independent Chair
	Chair/ CEO or Non-independent Chair	Lead Independent Director	Independent Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors
Authority to call meetings of independent directors
Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

4 To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
5 This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented in the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
Board diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding ‘group think’ in the board’s exercise of its responsibilities to advise and oversee management. It allows boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board’s diversity in the context of a company’s domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards adding members whose experience deepens the board’s understanding of the company’s customers, employees, and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.
This position is based on our view that diversity of perspective and thought—in the boardroom, in the management team and throughout the company—leads to better long-term economic outcomes for companies. Academic and other research reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.6 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the boardroom can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,7 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In our view, an informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.8 We recognize that it may take time and that companies with smaller market capitalizations and in certain sectors may face more challenges in pursuing diversity. Among these smaller companies, we look for the presence of diversity and take into consideration the progress that companies are making.
6 For a discussion on the different impacts of diversity see: McKinsey, “Diversity Wins: How Inclusion Matters”, May 2022; Harvard Business Review, Diverse Teams Feel Less Comfortable – and That’s Why They Perform Better, September 2016; “Do Diverse Directors Influence DEI Outcomes”, September 2022.
7 We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
8 Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
In order to help investors understand overall diversity, we look to boards to disclose:
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How diversity, including demographic factors and professional characteristics, is considered in board composition, given the company’s long-term strategy and business model
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How directors’ professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company’s long-term strategy
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The process by which candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors’ networks are engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
To the extent that, based on our assessment of corporate disclosures, a company has not adequately explained their approach to diversity in their board composition, we may vote against members of the nominating/governance committee. Our publicly available commentary provides more information on our approach to board diversity.

Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company’s shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the appropriate committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
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The Independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
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Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsive to Shareholders
A board should be engaged and responsive to the company’s shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
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The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
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The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
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The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term interests of shareholders, as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.

We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement “one share, one vote” within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority
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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
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Has a history of using blank check preferred stock for financings
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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions, and other special situations
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions – including business combinations involving Special Purpose Acquisition Companies (“SPACs”) – BIS’ primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
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There should be clear strategic, operational, and/or financial rationale for the combination
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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own, as well as measures taken to address conflicts of interest
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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested elections and other special situations9 are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders’ ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
9 Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company’s shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management’s recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
A company’s board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable, long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices and/or structures.

There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded10 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams’ efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive’s contributions to the company’s ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards11 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company’s historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results – both financial and non-financial – consistent with the company’s strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders’ interests, we may vote against members of the compensation committee.
10 Front-loaded awards are generally those that accelerate the grant of multiple years’ worth of compensation in a single year.
11 “Special awards” refers to awards granted outside the company’s typical compensation program.
“Say on Pay” advisory resolutions
In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.
Frequency of “Say on Pay” advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a “Say on Pay” advisory vote within the frequency period that received the most support from shareholders or a “Say on Pay” resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor prompt recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
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Whether we determine that the triggering event is in the best interests of shareholders
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Whether management attempted to maximize shareholder value in the triggering event
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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
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Whether excessively large excise tax gross-up payments are part of the pay-out
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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
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There is clear evidence that absent repricing, employee incentives, retention, and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
It is our view that well-run companies, where appropriate, effectively evaluate and manage material sustainability-related risks and opportunities12 as a core component of their long-term value creation for shareholder and business strategy. At the board level, appropriate governance structures and responsibilities allow for effective oversight of the strategic implementation of material sustainability issues.
When assessing how to vote – including on the election of directors and relevant shareholder proposals – robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide robust disclosures and evidence of effective business practices, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
We encourage disclosures aligned with the reporting framework developed by the Task Force on Climate-related Financial Disclosures (TCFD), supported by industry-specific metrics, such as those identified by the Sustainability Accounting Standards Board (SASB), now part of the International Sustainability Standards Board (ISSB) under the International Financial Reporting Standards (IFRS) Foundation.13 While the TCFD framework was developed to support climate-related risk disclosures, the four pillars of the TCFD – governance, strategy, risk management, and metrics and targets – are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s14 industry-specific metrics are beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We look to companies to:
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Disclose the identification, assessment, management, and oversight of material sustainability-related risks and opportunities in accordance with the four pillars of TCFD
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Publish material, investor-relevant, industry-specific metrics and rigorous targets, aligned with SASB (ISSB) or comparable sustainability reporting standards
Companies should also disclose any material supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
12 By material sustainability-related risks and opportunities, we mean the drivers of risk and value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-run companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable, long-term value. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.
13 The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. SASB standards will over time be adapted to ISSB standards but are the reference reporting tool in the meantime.
14 The ISSB has committed to build upon the SASB standards, which identify material, sustainability-related disclosures across sectors. SASB Standards can be used to provide a baseline of investor-focused sustainability disclosure and to implement the principles-based framework recommended by the TCFD, which is also incorporated into the ISSB’s Climate Exposure Draft. Similarly, SASB Standards enable robust implementation of the Integrated Reporting Framework, providing the comparability sought by investors.
Climate risk
It is our view that climate change has become a key factor in many companies’ long-term prospects. As such, as long-term investors, we are interested in understanding how companies may be impacted by material climate-related risks and opportunities—just as we seek to understand other business-relevant risks and opportunities—and how these factors are considered within their strategy in a manner that is consistent with the company’s business model and sector. Specifically, we look for companies to disclose strategies that they have in place that mitigate and are resilient to any material risks to their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, and considering global ambitions to achieve a limit of 1.5°C.15 It is, of course, up to each company to define their own strategy: that is not the role of BlackRock or other investors.
BIS recognizes that climate change can be challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing decarbonization in line with the Paris Agreement. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and equitable global energy transition.16 Yet, the path ahead is deeply uncertain and uneven, with different parts of the economy moving at different speeds.17 Many companies are asking what their role should be in contributing to an orderly and equitable transition—in ensuring a reliable energy supply and energy security and in protecting the most vulnerable from energy price shocks and economic dislocation. In this context, we encourage companies to include in their disclosures a business plan for how they intend to deliver long-term financial performance through a transition to global net zero carbon emissions, consistent with their business model and sector.
We look to companies to disclose short-, medium-, and long-term targets, ideally science-based targets where these are available for their sector, for Scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Many companies have an opportunity to use and contribute to the development of low carbon energy sources and technologies that will be essential to decarbonizing the global economy over time. We also recognize that continued investment in traditional energy sources, including oil and gas, is required to maintain an orderly and equitable transition—and that divestiture of carbon-intensive assets is unlikely to contribute to global emissions reductions. We encourage companies to disclose how their capital allocation to various energy sources is consistent with their strategy.

At this stage, we view Scope 3 emissions differently from Scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. While we welcome any disclosures and commitments companies choose to make regarding Scope 3 emissions, we recognize that these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate risk and the global energy transition.
15 The global aspiration to achieve a net-zero global economy by 2050 is reflective of aggregated efforts; governments representing over 90% of GDP have committed to move to net-zero over the coming decades. In determining how to vote on behalf of clients who have authorized us to do so, we look to companies only to address issues within their control and do not anticipate that they will address matters that are the domain of public policy.
16 For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.
17 https://www.blackrock.com/corporate/literature/whitepaper/bii-managing-the-net-zero-transition-february-2022.pdf.
Natural capital
The management of nature-related factors is increasingly a core component of some companies’ ability to generate sustainable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availably of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose18 how they consider their reliance and use of natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.
18 While guidance is still under development for a unified disclosure framework related to natural capital, the emerging recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD), may prove useful to some companies.
Key stakeholder interests
In order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the constituents of the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks.
Companies should effectively oversee and mitigate material risks related to stakeholders with appropriate due diligence processes and board oversight. Where we determine that company is not appropriately considering their key stakeholder interests in a way that poses material financial risk to the company and its shareholders, we may vote against relevant directors or support shareholder proposals related to these topics. Our publicly available commentary provides more information on our approach.
Conversely, we note that some shareholder proposals seek to address topics that are clearly within the purview of certain stakeholders. For example, we recognize that topics around taxation and tax reporting are within the domain of local, state, and federal authorities. BIS will generally not support these proposals.
Human capital management
A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we ask companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.
Clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. Companies should disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to their strategy and the material positions taken by significant industry groups of which they are a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company’s initial public offering (“IPO”) are in shareholders’ best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we ask boards to take steps to bring corporate governance standards in line with our policies.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the Independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate the economic and strategic rationale behind the company’s proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
Shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder Protections
Amendment to charter/articles/by-laws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.19
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
19 BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

Epoch Investment Partners, Inc.
Introduction
Epoch Investment Partners, Inc. has engaged Institutional Shareholder Services (“ISS”) as its proxy management consultant. ISS assists Epoch Investment Partners, Inc. in the process of fulfilling its fiduciary responsibilities concerning the voting of its clients’ proxy ballots.
Policy
Specifically, ISS provides the following services to Epoch Investment Partners, Inc. regarding proxy voting:
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Analyzes proxy resolutions and make voting recommendations to Epoch Investment Partners, Inc.;
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Executes the voting of ballots; and
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Quarterly, collates reports that detail voting activity.
As a framework within which proxy resolutions are assessed, Epoch Investment Partners, Inc. has adopted the extensive set of voting guidelines developed by ISS. Epoch Investment Partners, Inc. believes that they provide an appropriate basis upon which to judge whether or not proxy proposals are in its clients’ best interests. As a final check before proxies are voted, the asset class teams review ISS’ recommendations to ensure that the ISS interpretation of the guidelines coincide with that of Epoch Investment Partners, Inc.
Two fundamental principles guide Epoch Investment Partners, Inc.’s proxy voting on behalf of its clients’:
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Epoch Investment Partners, Inc. supports resolutions that we believe will protect and enhance the economic welfare of shareholders.
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Epoch Investment Partners, Inc. supports measures to preserve and strengthen shareholders’ rights.
Application of these principles leads Epoch Investment Partners, Inc. consistently to support some types of proposals, consistently to oppose others, and on many, to follow a case-by-case approach. In instances where we are unable to determine what is in shareholders’ best interest, Epoch Investment Partners, Inc. abstains from voting on the issue.
In the event that Epoch Investment Partners, Inc. opposes the decision made by ISS we have the right to not follow their recommendation. In these instances Epoch Investment Partners, Inc. will document the reasoning for voting against the recommendation and it will be reported to the CCO.

J.P. Morgan Investment Management Inc.
Global Proxy Voting Guidelines
North America, Europe, Middle East, Africa, Central America, South America, and Asia
April 1, 2022
Corporate Governance Policy & Voting Guidelines
JPMorgan Asset Management Global Proxy Voting GUIDELINES
A. Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients.
JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee include: (1) determining the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approval of the Guidelines annually; and (3) the provision of advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMIM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to

1The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. 2) where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service. 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.
D. Conflicts of Interest
Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy – Firmwide, Information Safeguarding and Barriers Policy – Firmwide and Information Safeguarding and Barriers Policy – MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.
Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:
management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business;
a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;
The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;
The proxy administrator has actual knowledge that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote.
Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:
Removing certain Adviser personnel from the proxy voting process;
“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote;
Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.

Potential Conflicts
The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.
JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;
JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;
JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;
JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;
v) JPMAM may have a different position on corporate governance matters than its parent company (JPMC);
vi) JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;
vii) JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for all records relating to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:
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a copy of the JPMAM Proxy Voting Procedures and Guidelines;
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a copy of each proxy statement received on behalf of JPMAM clients;
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a record of each vote cast on behalf of JPMAM client holdings;
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a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
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a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
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a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
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JPMorgan Chase Bank, N.A.
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JPMorgan Asset Management (UK) Limited
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J.P. Morgan Investment Management Inc.
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JPMorgan Asset Management (Asia Pacific) Limited
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JPMorgan Asset Management (Singapore) Limited
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JPMorgan Asset Management (Japan) Ltd

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J.P. Morgan Private Investments, Inc.
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Bear Stearns Asset Management Inc.
II: Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A: North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences.
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and serve on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.
4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.
7)
are CEOs of publicly traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
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Majority of board composed of independent directors,
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Nominating committee composed solely of independent directors,
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Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
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Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
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Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
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Absence of superior voting rights for one or more classes of stock,
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Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
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Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
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Annually elected board,
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Majority of board composed of independent directors,
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Nominating committee composed solely of independent directors,
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Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
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Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
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Absence of superior voting rights for one or more classes of stock,
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Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
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Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent, unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
•
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)
Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)
Serves as liaison between the chairman and the independent directors,
(3)
Approves information sent to the board,
(4)
Approves meeting agendas for the board,
(5)
Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)
Has the authority to call meetings of the independent directors, and
(7)
If requested by major shareholders, ensures that he is available for consultation and direct communication;
•
2/3 of independent board;
•
All-independent key committees;
•
Committee chairpersons nominated by the independent directors;
•
CEO performance is reviewed annually by a committee of outside directors; and
•
Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.
B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.
I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or. bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
K. Zombie Directors
Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.
H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation.
L. Virtual Only Annual General Meeting
Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.
Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
•
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
•
Change in Control—Will the transaction result in a change in control of the company?
•
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Execute and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the long term, and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long term underperformance.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay – Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.
Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution.
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1)
Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2)
Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincoporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.
B. Voting on State Takeover Statues
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.
12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•
Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•
capital deployment of the company
•
cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•
corporate behavior of the company, including whether senior management is incentivized for long-term returns
•
demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
•
whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework.
Proposal Considerations
•
would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•
does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•
does the proposal create the potential for unintended consequences such as a competitive disadvantage. In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.

We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.
J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•
a pending acquisition or sale of a substantial business;
•
financial results that are better or worse than recent trends would lead one to expect;
•
major management changes;
•
an increase or decrease in dividends;
•
calls or redemptions or other purchases of its securities by the company;
•
a stock split, dividend or other recapitalization; or
•
financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.
B. Europe, Middle East, Africa, Central America and South America
I. Policy
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council
(FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.
Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are:
(1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
II. Voting Guidelines
1. Reports & Accounts
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects
The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. see Compensation.
2. Dividends
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3. Board of Directors
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.
Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.
SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4. Compensation
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5. Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. see Audit Committee
6. Issue of Capital
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7. Mergers / Acquisitions
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.
As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. Related-Party Transactions
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9. Voting Rights
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10. Other
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
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asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
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demonstrated capabilities of the company, its strategic planning process, and past performance
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current level of disclosure of the company and consistency of disclosure across its industry
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whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
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would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
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does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
Shareholder Resolutions

In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable timeframe. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
London Proxy Committee
C. Asia ex Japan
I. Corporate Governance Policies
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long-term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long-term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.
Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II. Policy and Procedures
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.
Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.
JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-
gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%20stewardship%20statement.pdf
Conflicts of Interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III. Proxy Voting Guidelines
Reports and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.
The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long-term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long-term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long-term prospects and solvency.
Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long-term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.
Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
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The Chairman and CEO role is combined, or
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The Chairman and CEO are family members, or
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The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.
Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.
Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.
Director Independence and Tenure

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the workload of the board.
For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long-term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors, and fully disclosed to shareholders. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long-term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.
Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long-term interests of shareholders.
Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.
5. Auditors
Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6. Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long-term prospects, but we will vote against issuance terms that we consider excessively dilutive.
We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•
Details of placements made under the general mandate during the preceding three years,
•
Details of alternative methods of financing that may have been considered by the board
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.
Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7. Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
8. Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.
To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9. Environmental and Social Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
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asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company;
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
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demonstrated capabilities of the company, its strategic planning process, and past performance
•
current level of disclosure of the company and consistency of disclosure across its industry
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whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
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would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
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does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
10. Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable timeframe. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.

11. Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.
Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management
Asia ex Japan Proxy Committee
1st April 2022
D. Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015 which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1.Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long term.
2.Proxy voting principles
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We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
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In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
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We look to an enhancement of corporate value over the medium to long term and sustained growth of the company concerned through our proxy voting.
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We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
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If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
1st April 2022
J.P. Morgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case-by-case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members
(external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).
Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)

5.
An external director whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
1.
Was or is employed at an affiliate company
2.
Was or is employed at a large shareholder or major business partner
3.
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
4.
Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
5.
An external statutory auditor whose tenure exceeds 10 years.
6.
Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against
1.
Golden parachutes

2.
Retirement bonus payments to external directors and external statutory auditors. In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.
5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.
7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8. Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.
10. Capital Structure
Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.
Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12. Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
13. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
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Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
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capital deployment of the company
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cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
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corporate behavior of the company, including whether senior management is incentivized for long-term returns
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demonstrated capabilities of the company, its strategic planning process, and past performance
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current level of disclosure of the company and consistency of disclosure across its industry
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whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
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would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
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does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
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does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
14. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.
Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
15. Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long term, keeping in mind the best economic interests of our clients.

Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management
EQUITY Proxy Voting Policy and Procedures
1. POLICY STATEMENT
Morgan Stanley Investment Management's policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.
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With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.
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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.
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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).
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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client's policy.
An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Retention and Oversight of Outsourced Proxy Voting – Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer's proxy statement. Although we are aware of the voting recommendations included in the Research Providers' company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider's research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.

As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
2. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain from or vote against matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:
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Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
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General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
MSIM is supportive of the use of technology to conduct virtual shareholder meetings in parallel with physical meetings, for increased investor participation. However, adoption of a ‘virtual-only’ approach would restrict meaningful exchange between the company and shareholders. Therefore, MSIM is generally not supportive of proposals seeking authority to conduct virtual-only shareholder meetings.

B. Board of Directors.
a.
Election of Directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:
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We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
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We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.
1. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.
2.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
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Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.
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We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
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We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.
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We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
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In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
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We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
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We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
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We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.
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We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.
b.
Discharge of Directors’ Duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

c.
Board Independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2∕3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
d.
Board Diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and / or chair (or other resolutions when the nomination chair is not up for re-election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.
e.
Majority Voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
f.
Proxy Access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.
g.
Reimbursement for Dissident Nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.
h.
Proposals to Elect Directors More Frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.
i.
Cumulative Voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
j.
 Separation of Chairman and CEO Positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.
k.
 Director Retirement Age and Term Limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.
l.
 Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.
C. Statutory Auditor Boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.
We generally support the following:
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Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)
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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.
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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.
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Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
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Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
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Management proposals to effect stock splits.
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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
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Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
We generally oppose the following (notwithstanding management support):
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Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).
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Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
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Shareholder Rights Plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
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Supermajority Voting Requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter of bylaws.

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Shareholders Right to Call a Special Meeting: We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
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Written Consent Rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
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Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
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Anti-greenmail Provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
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Bundled Proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).
•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.
•
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.
I. Social and Environmental Issues.
•
Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company's current disclosures and our understanding of the company's management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company's business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.
Environmental Issues:
We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company's impact on the global climate and encourage companies to use independently verified Science Based Targets to ensure emissions are in line with the Paris Agreement on Climate Change, which should ultimately help companies manage long-term climate-related risks. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Social Issues:
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:
•
Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.
•
Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.
•
Seek disclosure of relevant diversity policies and meaningful workforce diversity data, including EEO-1 data.
We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice.
J. Funds of Funds.
Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
Voting Conditions Triggered Under Rule 12d1-4

Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.
Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.
3. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients' objectives, portfolio managers and other members of investment staff play a key role in proxy voting, individual investment teams are responsible for determining decisions on proxy votes with consultation from the GST. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted above, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:
•
The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
•
The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.
•
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

•
One of Morgan Stanley's independent directors or one of MS Funds' directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.
If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
•
If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
•
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.
•
If the Research Providers' recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle. MSIM will promptly provide a copy of this Policy to any client requesting it.
MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
MSIM's Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund's holdings.
Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
4. Recordkeeping
Records are retained in accordance with Morgan Stanley's Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley's Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Appendix A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Peregrine Capital Management, LLC
Proxy Voting Manual
Effective 01/01/2023
Philosophy
Peregrine votes proxies for the sole benefit of the clients. Our objective is to protect the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for shareholders.

Our purchase and retention of a stock inherently project confidence that management will operate the company in a manner consistent with earning a reasonable return. For example, we support management on routine, noneconomic proposals. However, we also exercise discretion in determining how we can best protect the financial investment of the shareholder while providing support to management in the operation of the business.
Policy
•
The Board of Directors develops proxy policy and philosophy and approves proxy guidelines.
•
The Portfolio Managers vote proxies in adherence to established policies and guidelines.
•
Portfolio Managers document the rationale for their vote, either by referencing established guidelines or by a specific explanation.
•
If a Portfolio Manager votes contrary to established guidelines, (i.e., votes contrary to the guidelines established within this document) they are required to receive prior approval from the CCO.
•
Portfolio Managers must vote proxies for specific securities identically across accounts unless specific client instruction is accepted.
•
Portfolio Managers should vote proxies related to common issues consistently unless circumstances are materially different. (See qualification above)
•
Peregrine’s internal voting position guidelines cover four types of proposals:
- routine management proposals;
- anti-takeover proposals;
- shareholder proposals; and
- non-routine non-compensation proposals.
•
The CCO reviews votes monthly and reports any non-compliance with this Proxy Manual to the Board. The frequency of CCO review is subject to change based on issues and findings in the monthly reviews.
•
Peregrine employees that become aware of an actual or potential proxy voting conflict of interest must communicate the issue to the CCO, who will inform the Board. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees will vote in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client attempts to influence our votes. The Board reviews proxy votes with the potential for material conflicts of interest. The Board will ensure that such votes are consistent with our responsibility to vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries. Proxy votes for companies that are also clients of Peregrine must be disclosed (subject to confidentiality issues) in our client proxy reports.
•
Peregrine does not routinely recall securities on loan to vote proxies. Portfolio Managers may recall shares on loan if the vote may materially impact the potential return on the security.
•
Despite best efforts to vote proxies promptly, there may be circumstances outside of Peregrine’s control that interfere with our ability to do so. Examples include late notice of the vote; lack of timely confirmation by the custodian of shares available for vote; and delays in the recall of shares on loan.
Procedures
•
Peregrine utilizes ISS Proxy Exchange, an online proxy voting system, for accounts we are authorized to vote. As new accounts are opened, Peregrine contacts the custodian to set up proxy ballot receipt and voting through ISS Proxy Exchange.
•
The Proxy Coordinators maintain each meeting notification from Institutional Shareholding Services, Inc. (ISS) in ISS Proxy Exchange website. ISS provides a listing of the ballots received, number of shares held per client account (according to custodians) and proxy materials. The number of shares according to the Peregrine accounting system is automatically uploaded to ISS Proxy Exchange for reconciliation against the shares reported by the custodians. Discrepancies in shares are forwarded via the ISS service or reviewed by the Proxy Coordinator and researched with internal accounting and, if necessary, the custodian until resolved.
The Proxy Coordinator forwards the proxy documentation to the appropriate Portfolio Manager to vote.
Exception due to automatic voting standing instructions: The Board has approved automatic voting standing instructions for three proposals: A1, the election of directors, A2, the ratification and appointment of auditors, and A10, advisory vote on compensation/say on pay frequency. We cast a FOR vote for these three proposals unless the Portfolio Manager provides timely instructions to the contrary. Each style determines how they wish to vote the A10 issues. When a meeting includes only proposals A1, A2, and A10 the Proxy Coordinators send an e-mail to the Portfolio Manager and Compliance containing information about the meeting and its proposals. If the Portfolio Manager or Compliance do not respond to the contrary designation, the Proxy Coordinator votes the proposals according to the standing instructions.
•
Meeting information, records of votes, and supporting rationales are available through the ISS website for the current year and the previous five calendar years.
•
Peregrine prepares and distributes reports to clients every quarter (or client's desired frequency) summarizing the proxy voting activity. Votes against management and votes that are contrary to our proxy guidelines are footnoted and explained.
Routine Management Proposals
A.
Consistent with our general philosophy of supporting management, we vote in support of management on the following routine management proposals:
A1.
Election of directors and other officers of the corporation.
A2.
Appointment of auditors.
A3.
Amending the By-laws or Articles of Incorporation to conform with modern business practices, for simplification or to comply with applicable laws.
A4.
Reduce supermajority vote requirement.
A5.
Indemnification of officers, directors, employees and agents.
A6.
Increasing/decreasing the number of shares outstanding for ordinary business purposes.
A7.
Declaring stock splits and stock dividends.
A8.
Authorizing a new class or series of securities for ordinary business purposes.
A9.
Changing or fixing the number of directors.
A10. Advisory vote on compensation/say on pay frequency.
A11. Changing the date and/or location of annual meetings.
A12. Employment contracts between the company and its executives and remuneration for directors. (cash plan)
A13. Automatic dividend reinvestment plans.
A14. Changing the company name (without a re-organization).
A15. Qualified and non-qualified restricted stock option plans for employees and/or directors.
A16. Thrift and saving plans.
A17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.
Anti-takeover Proposals
B.
Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management when deemed to provide such a conflict:
B1.
Board classification without cumulative voting.
B2.
Elimination of shareholder action by written consent.
B3.
Blank check preferred stock.
B4.
Restricting removal of directors for cause only and only by a supermajority vote.
B5.
Fair-price proposals combined with supermajority rules.
B6.
Multiple anti-takeover proposals.
B7.
Poison Pill proposals, includes action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third-party in the event of an acquisition, immediate vesting of pension rights, continuation of salaries for employees with a certain number of years of tenure, etc.
B8.
Golden Parachutes, includes continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of incentive, stock, and merit programs, etc.

B9.
Excessive requests for additional shares (currently authorized shares plus requested shares over four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.
Shareholder Proposals
C.
Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.
Non-Routine Non-Salary Compensation Proposals
D.
Although we generally support management proposals, management initiatives that result in the transfer of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. We vote against the following management proposals for non-salary compensation plans when deemed to provide such a conflict:
D1.
Plans which provide for exercise prices below 85% of market value at time of grant.
D2.
Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).
D3.
Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.
D4.
Plans which give the Board the authority to establish exercise prices without preset limits.
D5.
Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.
D6.
Combinations of the initiatives above.

PineBridge Investments LLC
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.
II. Policy Statement
Proxy Procedures - As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.
Record-Keeping - PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party
Proxies of Shares of Non-U.S. Corporations - PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.
III. Procedures
•
Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
•
If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.
•
If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
•
PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
•
The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.
•
Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
•
PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.
•
In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.
December 20, 2021

PineBridge Investments LLC
STEWARDSHIP & ENGAGEMENT POLICY
I. PineBridge Stewardship and Engagement Policy
The following stewardship and engagement policy sets forth how PineBridge endeavors to interact with companies, entities, and other market participants on environmental, social and governance (ESG) issues. The policy broadly applies to all asset classes, with the aim of achieving the investment and ESG objectives of PineBridge and its clients. Individual strategies may have specific policies that complement PineBridge’s overarching policy.
Stewardship and engagement philosophy
Stewardship is a vital aspect of managing assets on behalf of our clients’ behalf, and it is an important component of ESG incorporation that benefits both PineBridge and the companies or entities in which we invest. We believe that an ongoing open dialogue with our investee companies is an effective way to drive positive change, encourage transparency, and ultimately promote and participate in sustainable long-term value creation.
We define stewardship as individual or collaborative activities that seek to protect and enhance the value of the companies and entities in which we invest and thereby help attain our investment objectives. Stewardship activities may include, but are not limited to, engagement with issuers (in all asset classes and for both current and potential investees); voting at shareholder meetings; filing shareholder resolutions/proposals; taking direct roles on investee boards and board committees; negotiating with and monitoring suppliers with regard to stewardship actions in the investment chain; engaging with policymakers; engaging with standard-setters; and contributing to public goods (such as research) and public discourse (such as media) that support stewardship goals.
When we refer to engagement, we mean purposeful, targeted communication with an entity (e.g., a company, government, industry body, or regulator) on particular matters of concern, with the goal of encouraging change with an individual issuer or addressing a marketwide or systemic risk (such as climate change). While we treat regular communications to gain information as part of our ongoing research or investment due diligence, and in turn as part of our ESG incorporation and stewardship activities, we do not categorize such communication as engagement, per se. Engagement is undertaken to improve ESG risk management or to develop more sustainable business practices.1
1 Defined according to definitions from the PRI and the Investment Consultants Sustainability Working Group (ICSWG, 2021) on engagement, and the CFA Global ESG Disclosure Standards for Investment Products (2021) on stewardship.
Engagement themes
In our engagement efforts, we distinguish between material bottom-up ESG issues and top-down ESG themes. The bottom-up engagement issues will differ from sector to sector and from asset class to asset class, and they inform our investment due diligence process and ESG incorporation. The top-down themes are engagement issues PineBridge has prioritized and committed to across all asset classes. Though specific implementation of engagement can differ from asset class to asset class, our objectives and the way we measure progress facilitate uniform tracking and reporting across all asset classes as we work to address the following three common themes:
1) Climate Change
At PineBridge we recognize that climate change poses an increasingly urgent threat to society and the global economy. As both an enterprise and as an investor entrusted by our clients to manage risks and opportunities, we believe we can play a critical role in supporting the global journey to a carbon-neutral world, in line with the Paris Agreement’s objective of limiting global warming to 1.5° C. PineBridge is committed to help drive actionable change on greenhouse gas emissions as a signatory of the Net Zero Asset Managers Initiative. We will engage with companies that demonstrate a prudent investment opportunity along with a path toward supporting global carbon neutrality. For example, engaging with a car manufacturer to lower the CO2 emissions of their cars.
2) Diversity & Inclusion
We believe that a diverse and inclusive corporate culture is central to driving better business outcomes and fostering growth. Our belief is that each person brings unique strengths to a business and that each person shares responsibility for helping to ensure an inclusive and welcoming culture of equity. In our stewardship and engagement efforts, we aim to ensure companies are espousing equitable and inclusive recruitment, development, and promotion practices. Where needed, we will hold company leaders accountable to promote a more inclusive and diverse workplace. An example is engagement to advocate for a more diverse board of directors at an investee company.
3) Human Rights
As a signatory of the UN Global Compact, we recognize that ensuring human rights and dignity is essential to sustainable development. Our obligation to our clients is to address the risk of (potential) involvement of companies or entities in which we invest or may invest in gross human rights abuses or corporate negligence, as well as ensuring that PineBridge is aligned with applicable laws and UN conventions. For example, engaging with a company to address serious health and safety incidents. We believe that a diverse, strong and inclusive workforce is central to driving better business outcomes and fostering growth
We believe strong governance and ESG performance drives both financial and societal value. Effective management and board oversight, programmatic assessments of D&I and compensation practices, and the protection of investor rights go hand in hand with a culture that promotes accountability, favors prudent risk management, encourages employee engagement, and yields organizational alpha. Given our bottom-up incorporation of ESG into our investment process, stewardship around such ESG issues is an organic part of how we invest. Where we see potential or a need to seek improvements in material ESG practices or performance of an entity in which we invest, we will endeavor to formally engage with such company in addition to the engagements we perform related to our top-down prioritized ESG engagement themes. Such material ESG issues may not relate to specific themes but rather result from the bottom-up incorporation of ESG into our process and can differ from company to company, sector to sector, and asset class to asset class.
II. Engagement Approach
We follow a four-step approach in our engagement process:
1. Identify opportunities. We identify engagement opportunities based on the most material and salient ESG issues flagged as part of our continual bottom-up ESG analysis and our top-down focus themes. We prioritize engagement based on the scale of our holdings of the underlying securities, the materiality or salience of the ESG concerns, and our exposure to those concerns.
2. Set objectives. We formulate clear, distinct, time-bound, and measurable engagement objectives in line with our engagement themes.
3. Select method. We define the most suitable engagement method and engagement plan depending on the engagement objective(s).
4. Record progress. We document our engagement activities and progress made and any follow-up actions needed.
III. Methods of Stewardship and Engagement
Depending on our engagement objectives, we will employ any or all of the following methods in our stewardship and engagement efforts:
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Verbal or written communication with investee companies or other entities. This can be achieved via calls, emails, or any other means of formal communication.
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In-person meetings. Our teams host a variety of in-person and virtual meetings with investee companies and other entities to discuss our views or any concerns in accordance with our engagement themes.
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Proxy voting. In order to effectively exercise our shareholder voting rights, PineBridge has developed a voting policy that includes custom guidelines for proxy voting for our listed equity investments. Voting may also be relevant in other asset classes, including real estate and private equity, and we provide detailed guidance in our asset-class-specific policies.
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Collaborative engagement. As active investors, we are committed to work with peers and industry partnerships to advance action on ESG issues.
The methods and frequency of stewardship and engagement may vary from one asset class to another, as detailed in our asset-class-specific policies.
IV. Our Escalation Process
We believe in constructive engagement with investee companies and other entities. Our ambition is to support them in improving on ESG practices, ESG risk management, and development of sustainable business models. When investee companies or other entities do not respond in a timely and sufficient manner to our stated expectations and requests for improvement on issues of concern to PineBridge or its clients, PineBridge will consider any or all of the following escalation strategies where appropriate, depending on the investment strategy:
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Raise our concerns with non-executive directors and/or the chair of the board
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Collaborate with other investors to add weight to our requests for change
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Vote against relevant agenda items in general or as part of extraordinary shareholder meetings
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Vote against reelection of directors, the chair of the board committee, and/or the chair of the board
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Co-file or support shareholder resolutions
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Raise our concerns publicly
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Decrease our investment positions, decline to invest, or fully divest.
V. Managing Conflicts of Interest
PineBridge’s approach to conflicts of interest is to take all appropriate steps to identify and prevent or manage potential and actual conflicts of interest that could pose a material risk to the interests of our clients.
VI. Review and Communication
PineBridge’s active management ethos extends to all aspects of the firm, including the review of our policies and process assurance and our assessment of their effectiveness. We endeavor to review our Stewardship and Engagement Policy on an annual basis.

Ranger Investment Management, L.P.
Proxy Voting
Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its investors. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
The Firm votes proxies for many of its investors, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. Any questions about this document should be directed to the Firm’s CCO or other designated compliance officer.
The Firm views seriously its responsibility to exercise voting authority over securities which form part of its investors’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration.
It is the Firm’s policy to review each proxy statement on an individual basis and to base its voting decision exclusively on its judgment of what will best serve the financial interests of the beneficial owners of the security. Each proposal will be evaluated on its merits, the facts presented and with both principals and rules-based guidelines taken into consideration. Beneficial owners include members of pooled investment funds for which the Firm acts as investment manager or general partner, and investor accounts for which the Firm acts as investment manager.
The Firm may engage the services of a third-party service (“Proxy Service”) to assist it with administration of the proxy voting process. In addition to general administration assistance, the Proxy Service may also include proxy voting recommendations based upon research and guidelines published. However, the Firm’s proxy voting policies and case-by-case evaluation of each issue may result in proxy votes on certain issues that differ from Proxy Service recommendations.
A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s board. The Firm follows internal Proxy Voting procedures (described below) that allow the Firm to vote on these issues in a uniform manner. Proxies are generally considered by the investment team members responsible for monitoring the security being voted. That person will cast their votes in accordance with this Proxy Voting Policy and procedures. Any non-routine matters are referred to the Portfolio Manager.
The Firm, in exercising its voting powers, also has regard to the statutes and rules applicable to registered investment advisors. The manner in which votes are cast by the Firm is reported to investors by delivery of this Proxy Voting Policy. In addition, the Firm will provide, upon request, a list of how each proxy was voted for an investor.
Key Proxy Voting Issues:
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Election of Directors and Appointment of Accountants – The Firm will vote for management’s proposed directors in uncontested elections. For contested elections, the Firm votes for candidates it believes best serve shareholders’ interests. The Firm votes to ratify management’s appointment of independent auditors.
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Increase Authorized Capital – The Firm votes for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.
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Preference Shares – The Firm will carefully review proposals to authorize new issues of preference shares or increase the shares authorized for existing issues. The Firm recognizes that new issues of authorized preference shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally the Firm will not oppose proposals to authorize the issuance of preferred shares. The Firm will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.
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Dual Capitalization, Other Preferential Voting Rights – The Firm will generally vote against proposals to divide share capital into two or more classes or to otherwise create classes of shares with unequal voting and dividend rights. The Firm is concerned that the effect of these proposals, over time, is to consolidate voting power in the hands of relatively few insiders, disproportionate to their percentage ownership of the company’s share capital as a whole. This concentration of voting power can effectively block any takeover which management opposes and dilute accountability to shareholders.
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Merger/Acquisition – All proposals are reviewed on a case by case basis by taking the following into consideration:
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whether the proposed acquisition price represents fair value;
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whether shareholders could realize greater value through other means; and
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whether all shareholders receive equal/fair treatment under the merger acquisition terms.
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Restructuring/Recapitalization – All proposals are reviewed on a case by case basis taking the following into consideration:

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whether the proposed restructuring/recapitalization is the best means of enhancing shareholder value; and
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whether the company’s longer-term prospects will be positively affected by the proposal.
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Provide Director Indemnification – The Firm will vote for proposals to provide corporate indemnification for directors if consistent with all relevant laws. Corporations face great obstacles in attracting and retaining capable directors. The Firm believes such proposals will contribute to corporations’ ability to attract qualified individuals and will enhance the stability of corporate management.
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Share Option Plans – The Firm will generally vote against proposals which authorize:
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more than 10% of the company’s outstanding shares to be reserved for the award of share options; or
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the award of share options to Employees and/or non-Employees of the company (for instance, outside directors and consultants) if the exercise price is less than the share’s fair market value at the date of the grant of the options and does not carry relevant performance hurdles for exercise; or
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the exchange of outstanding options for new ones at lower exercise prices.
Shareholder Proposals – Corporate Governance Issues:
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Majority Independent Board – The Firm will generally vote for proposals calling for a majority outside board. The Firm believes that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
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Executive Compensation – The Firm will generally vote against proposals to restrict Employee compensation. The Firm feels that the specific amounts and types of Employee compensation are within the ordinary business responsibilities of the Board of Directors and company management; provided, however, that share option plans meet our guidelines for such plans as set forth herein. On a case-by-case basis, the Firm will vote for proposals requesting more detailed disclosure of Employee compensation, especially if the company does not have a majority outside board.
Potential Conflicts of Interest:
In connection with any security which is the subject of a proxy vote, the Firm will determine whether any conflict of interest exists between the Firm or its Affiliates, on the one hand, and the beneficial owners of the securities, on the other hand. If a conflict of interest is identified, the Firm’s portfolio managers, Chief Compliance Officer, and internal or external legal counsel will consult with each other relating to the best method to resolve any actual or apparent conflict between the interest of the Firm and its Clients, in a manner that seeks to vote the best interest of the Client without regard to the conflict. As such, the Firm will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with the voting guidelines set forth by the Proxy Service or receiving another independent third-party recommendation. The Firm will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping and Reports:
In order to comply with all applicable recordkeeping and reporting requirements, the Firm will do the following:
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The Firm will keep a copy of this Proxy Voting Policy and provide the same to investors upon request.
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The Firm will retain copies of the proxy statements and a record of each vote cast by the Firm on behalf of an investor for periods prior to October 2008. For the periods thereafter, the Firm has authorized the Proxy Service to make and retain, on the Firm’s behalf, copies of proxy statements and records of the votes cast. The Firm may also rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
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The Firm will retain a copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of an investor or that memorializes the basis for that decision.

Thompson, Siegel & Walmsley LLC
Proxy Voting Policy
TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser has proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:
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Operational Issues
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Board of Directors
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Proxy Contests
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Anti-takeover Defenses and Voting Related Issues
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Mergers and Corporate Restructurings
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State of Incorporation
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Capital Structure
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Executive & Director Compensation
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Equity Compensation Plans
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Specific Treatment of Certain Award Types in Equity Plan Evaluations
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Other Compensation Proposals & Policies
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Shareholder Proposals on Compensation
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Social/Environmental Issues
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Consumer Issues and Public Safety
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Environment and Energy
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General Corporate Issues
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Labor Standards and Human Rights
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Military Business
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Workplace Diversity

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Mutual Fund Proxies
TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedure
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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.
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The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.
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For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.
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TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.
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The Director of Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.
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Investment teams should keep the Proxy Oversight Representative and Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Proxy Oversight Representative and Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.
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TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.
All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular communication with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Client Requests for Information
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All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.
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In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
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TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

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ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services.
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ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.
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In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
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A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy.
Forensic Testing Procedures
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No less than quarterly, TSW’s Proxy Coordinator will review the ISS Proxy Exchange Master Account List to ensure all appropriate accounts are being voted.
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TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.
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TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.
Conflicts of Interest
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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.
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If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.
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TSW will maintain a record of the voting resolution of any conflict of interest.
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ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials.
Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:
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Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;
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Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;
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Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and
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Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.
Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
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These policies and procedures and any amendments;
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Each proxy statement that ISS receives;
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A record of each vote that ISS casts on behalf of TSW;
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Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and
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A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.
Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:
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Adequacy of ISS’s staffing and personnel;

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Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;
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Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);
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Review of any specific conflicts ISS may have with regard to TSW;
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Review of ISS for any business changes that may affect services provided to TSW; and
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Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.
TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:
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Follow up with ISS to determine the cause of and the details surrounding the issue;
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Report back to the affected client immediately with such details and how the issue will be resolved;
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Put additional controls in place if necessary, to prevent such issues from occurring in the future; and
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Report back to the affected client with the final resolution and any remedial steps.

Transamerica Asset Management, Inc.
Proxy Voting Policies and Procedures
1. Background
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) requires advisers to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These policies and procedures must be in writing and must describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.
Rule 206(4)-6 also requires each investment adviser to (1) disclose to clients how they may obtain information from the adviser about how it voted with respect to their respective securities; and (2) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
Accordingly, Transamerica Asset Management, Inc. (“TAM”) has adopted and implements written procedures designed to enable it to identify, address and monitor potential conflicts of interest.
2. Policy
TAM recognizes that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of TAM. TAM’s proxy voting policies and procedures are designed to implement TAM’s duty to vote proxies in clients’ best interests.
3. Sub-Advised Registered Investment Companies
TAM has delegated the responsibility to exercise voting authority with respect to securities held in the portfolios of the registered investment companies for which one or more sub-advisers TAM has been retained as sub-adviser(s) for each such portfolio. The proxy voting policies and procedures of the respective sub-advisers are used to determine how to vote proxies relating to securities held by the remainder of the funds and portfolio.
4. Asset Allocation Registered Investment Companies
TAM exercises voting discretion for the Horizon Asset Allocation Funds and Transamerica 60/40 Allocation VP of Transamerica Series Trust as well as for the Transamerica Asset Allocation Variable Funds (“Asset Allocation Funds”), or if specifically designated to TAM by its sub-advisory agreement.
TAM manages portfolios for Transamerica Funds, Transamerica Series Trust, Transamerica Exchange Traded Funds and Transamerica Asset Allocation Funds (collectively, the “Funds”). TAM may invest an Asset Allocation Fund in shares of the Funds. If a Fund solicits a proxy for which an Asset Allocation Fund is entitled to vote, TAM’s interests as manager of the Fund might appear to conflict with the interests of the shareholders of the Asset Allocation Fund. In these cases, TAM’s proxy voting policy and procedures address material conflicts of interest that may arise between TAM, and/ or its affiliates and the funds by either: (i) providing for voting in accordance with the recommendation of an independent third party or the Board; (ii) voting shares in the same proportion as the vote of all of the other holders of a fund’s shares; or (iii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
Revision History
Date: 4/30/2020 - Updated to reflect new format, standalone from fund policy and current processes
Date: 11/17/2020 - Updated to reflect provisions in TAM sub-advisory agreements with respect to proxy voting
Transamerica Funds
Transamerica Series Trust
Transamerica Asset Allocation Variable Funds
PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the long-term interests of the shareholders of the Transamerica Funds, Transamerica Series Trust and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”). The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ shareholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
Each Fund delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Manager”), as investment adviser to each Fund, which in turn delegates proxy voting authority for most portfolios of the Funds to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. For each Fund, the Manager and/or the Sub-Adviser make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

III. Proxy Voting Requirements Under Rule 12d1-4 (Fund of Funds)
Any Fund that participates in fund of funds arrangements as either Acquiring Fund or Acquired Fund in reliance on Rule 12d1-4 under the Investment Company Act of 1940 may have additional proxy voting requirements. The concept of an Advisory Group also comes into play and means either: (i) the Acquiring Fund’s Manager, and any person controlling, controlled by, or under common control with such Manager, or (ii) the Acquiring Fund’s Sub-Adviser and any person controlling, controlled by, or under common control with such Sub-Adviser.
1.
Voting Requirements. An Acquiring Fund and its Advisory Group are required to use mirror voting when the Acquiring Fund and its Advisory Group, beneficially own, individually or in the aggregate, more than:
(a) 25% of the outstanding voting securities of an Acquired Fund that is an open-end fund or unit investment trust (i.e., as a result of a decrease in the outstanding voting securities of the Acquired Fund and not as a result of a prohibited acquisition of voting securities of the Acquired Fund); or
(b) 10% of the outstanding voting securities of an Acquired Fund that is a closed-end fund or BDC.
2.
Pass Through Voting Requirement. In circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by Rule 12d1-4 or otherwise under Section 12(d)(1) to use mirror voting (e.g., Section 12(d)(1)(E)), the Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions (i.e., pass through voting).
3.
Exceptions to Voting Requirements. The requirements outlined in Sections III.1 and III.2 above do not apply where:
(a) An Acquiring Fund and an Acquired Fund are both within the Transamerica Funds Complex; or
(b) The Acquiring Fund’s Sub-Adviser, or any person controlling, controlled by, or under common control with that Sub-Adviser, acts as the Acquired Fund’s investment adviser.
IV. Securities on Loan
The Boards of Trustees/Directors of the Funds have authorized the Manager, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the Funds. Securities on loan generally are voted by the borrower of such securities. Should a Sub- Adviser to the Fund wish to exercise its vote for a particular proxy, the Manager will promptly contact State Street and terminate the loan.
V. Conflicts of Interest
The Board of Trustees/Directors seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the Manager’s interests, the interests of the Sub-Adviser and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the Sub-Advisers are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a Sub-Adviser deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Board of Trustees/Directors to consider any such matters and provide voting instructions to the Sub-Adviser, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the Sub-Adviser to vote in accordance with the recommendation of a third-party proxy voting advisory service.
If a material conflict arises between the Manager or its affiliates and the Funds, in every case where the Manager exercises voting discretion, the Manager will (i) vote in accordance with the recommendation of a third-party (such as Glass Lewis) or Board(s); (ii) vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares; or (iii) obtain the consent of the Board (or a Board Committee) with full disclosure of the conflict.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.
VI. Recordkeeping
The Manager and the Sub-Advisers shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or the Sub-Adviser that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the Sub-Advisers shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.
All books and records required to be maintained under this Section V will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal years during which the last entry was made on the record, the first two years in an appropriate location.
VII. Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a copy of or a summary of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, in each Fund's Statement of Additional Information (“SAI”). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of this policy and the proxy voting policies and procedures of the Manager and the Sub-Advisers, as applicable, is (a) available upon request, without charge, by toll-free telephone request, (b) on the Funds' website (if applicable), and (c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website, if applicable) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail or other means designed to ensure equally prompt delivery.
VIII. Manager Oversight
The Manager shall review a Sub-Adviser’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority. The Manager will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the Funds and Adviser.
Revised: July 2015, March 2020, January 2022, April 2022

Wellington Management Company LLP
Global Proxy Voting Guidelines
2022
WELLINGTON’S PHILOSOPHY
Wellington Management Company LLP (“Wellington Management”) are long term stewards of clients’ assets and aim to vote all proxies of securities held for which it has vote authority.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
Each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends beyond just the considerations of ESG issues to any area that may affect the long-term sustainability of an investment. Stewardship can be accomplished thorough research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos.
ENGAGEMENT
As an active manager seeking to deliver sustainable, competitive investment returns for our clients, we are securities owners by choice, and our corporate engagement is a form of active ownership. Through engagement, we encourage companies to hold high standards for governance and sustainability practices that can enhance resilience and profitability. We believe that through informed, active ownership, we can improve corporate behavior and further best practices on issues material to client outcomes.
We typically start with routine one-on-one engagement with investee companies. This starting point helps prioritize issues for subsequent engagements and, ultimately, inform the investment decisions we make on behalf of our clients. Thanks to our long history of investing in nearly all sectors of the global securities markets, we have direct access to most company management teams and boards. Each year, our portfolio managers, global industry analysts, credit analysts, and ESG research analysts conduct regular, in-person or virtual company meetings around the world.
We focus on gaining differentiated insights, assessing, and influencing risks and opportunities facing an issuer, encouraging transparency improvements, and influencing behavioral changes that we believe may impact future profitability and resilience of a company. We prioritize engagement on material issues most likely to have a financial impact on companies or affect operations. We also seek to understand corporate strategy and share our views, if appropriate, on material topics such as capital allocation, risk management, and environmental, social, and governance (ESG) practices inclusive of ethics and corporate culture.
As a community of investment boutiques, each of Wellington’s portfolio teams acts as a fiduciary for its clients. Differences in investment philosophy and process across teams mean that the way in which stewardship, including engagement and escalation strategies and proxy voting, are incorporated into the investment decision-making process may vary to ensure alignment and consistency with investment philosophy and process.
BOARD ENGAGEMENT
We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complements our ongoing conversations with management teams, and helps us assess a board’s effectiveness — all of which is challenging to do using company disclosures alone.
We believe this ongoing dialogue benefits board members and provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company.
We believe continuous dialogue between board directors and investors can help ensure honest feedback and foster trust and transparency. Board engagements provide a forum to encourage best practice and hold companies to account. When providing feedback to portfolio companies, we actively track and measure engagements to monitor outcomes, assess effectiveness, and inform the potential for escalation. Wellington investors consider multiple factors, including materiality and impact, in deciding whether an engagement requires escalation and which escalation steps will be used. Escalation may include voting against management at the company’s annual general meeting.
Please see Wellington’s Engagement Policy for more information.

Our approach to voting
As active owners we vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees and monitors Wellington Management’s stewardship activities with oversight of proxy voting and engagement practices.
The ESG Research Team examine proxy proposals on their merits and offer voting recommendations in the interest of our clients, primarily guided by the expected impact on long-term risk-adjusted returns and supporting shareholder rights. Each portfolio manager is empowered to make a final decision for their client portfolios, absent a material conflict of interest. The deliberation across the firm is collaborative and interactive but does not seek to prioritize consensus across the firm above all other interests. Consistent with our community-of-boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. Robust voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Detailed below are the principles which we consider when deciding how to vote. We reserve the right to vote contrary to these guidelines if doing so is acting in the best interests of clients and to enhance returns.
Voting Guidelines
Board Composition and Role of Directors
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
Shareholders’ ability to elect directors annually is an important shareholder right so we support proposals to enable annual director elections and declassify a board.
We generally support proposals to remove existing supermajority vote requirements.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. Our internal voting guidelines define directors as over-boarded when serving on five or more public company boards; and executives when serving on three or more public company boards, including their own. We also consider the roles of chair of the audit committee and chair of the remuneration committee as equivalent to an additional board seat when evaluating the over-boarding matrix.
We expect companies to refresh their board membership every five years and may vote against the head of the nominating committee for failure to implement. We believe this succession allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies. Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reasoning.
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board Independence
In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.
At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of proposals calling for improved independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board Diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.

We will also support shareholder proposals asking for improved workforce diversity disclosure, for example EEO-1 reporting.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We have an expectation for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the racial and ethnic composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair in the following instances:
•
When the board is not meeting local market standards from a diversity perspective.
•
Where there is no market-defined standard, we expect one gender diverse director on the board globally, including Japan.
•
When the gender diverse representation is below 20% at companies in Major indices
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that has failed to appoint at least one director from a minority ethnic group and has failed to provide clear and compelling disclosure for why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see progress.
Majority Vote on Election of Directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested Director Elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
Compensation
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.
Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
•
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
•
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
•
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

•
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving Equity Incentive Plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit Quality and Oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
Shareholder Voting Rights
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple Voting Rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders. We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminates a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.
Proxy Access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the current policy is in-line with market norms.
Special Meeting Rights
We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Mergers and Acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate with portfolio managers in their vote decisions.
Capital structure and Capital Allocation
Increases in Authorized Common Stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital Allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross shareholding (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We will vote against the highest-ranking director up for re-election for companies where management allocations a significant portion (20% or more) of net assets to cross-shareholdings.
Environmental and Social Issues
We assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance and set expectations for best practice. Areas of focus include diversity, equity, and inclusion practices, modern slavery in supply chains, building resiliency to physical climate risks, and establishing targets to reduce emissions and mitigate climate transition risks.
We evaluate shareholder proposals on a case-by-case basis, and believe they are a valuable tool to hold companies accountable. We expect portfolio companies to comply with applicable laws and regulations with regard to environmental and social standards and may vote against directors where we see a lack of accountability. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.
Climate Change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is one tool we use to drive accountability for managing climate risks, as part of our stewardship escalation process.
We expect companies to have credible transition plans communicated using the recommendations of the Task Force for Climate Related Financial Disclosure (TCFD). Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations.
Metrics & Targets
Emissions disclosure

We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well defined and attainable. We will vote against the re-election of the Chair of constituent companies of the MSCI World index or companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2.
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of Scope 3 GHG (Greenhouse Gas), e.g., the IFRS’ International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
Governance
We generally support shareholder proposals asking for improved disclosure on climate risk management and we support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Strategy and Risk Management
Physical climate risks
To help us assess physical climate risks of portfolio companies, we would like to see location information concerning an issuer’s directly operated facilities, supply chains, key outsourced service providers, and labor pools.
Leveraging findings from our collaborative initiative with Woodwell Climate Research Center, the world’s leading independent climate research organization, we have established disclosure guidance to help companies improve their physical risk disclosures (incl. LINKS to PROCC 1.0 and 2.0 - below).
Use of carbon offsets
Priority should be given to emissions abatement within the value chain. When offsets are used as a part of a company’s decarbonization strategy to neutralize residual emissions, the offsets should be high in quality and should remove or reduce GHG emissions in real, additional, and permanent ways. In addition, they should have minimal negative social or environmental impacts (“do no significant harm”).
Companies should include disclosure on their offsets program that is distinct from Scope 1-3 emissions data and other transition risk disclosure. This offset disclosure should report the nature of offset projects being financed and specifically should include:
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Company GHG Emissions are included in the offset program.
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Projects which have been financed by the issuer, e.g., entering into a virtual power purchase agreement or funding reforestation efforts via a third party; and
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Processes or policies for evaluating offset projects, including quality indicators such as additionality and permanence, and practical concerns such as scalability and cost-effectiveness.
Corporate Culture, Human Capital, and Diversity & Inclusion
Through engagement we emphasize management accountability for how they invest in and cultivate their human capital to perpetuate a strong, inclusive culture. We do this through engagement escalation or support of shareholder resolutions. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. As part of our focus on human capital, diversity, equity, and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and Risk Management
In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.
In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities —the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human Rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political Contributions and Lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.
Global Proxy Policy and Procedures
Introduction
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy
Wellington Management:
1.
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2.
Votes all proxies in the best interests of the client for whom it is voting.
3.
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.
•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 1 September 2020

Appendix B – Portfolio Managers
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the applicable adviser or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end, unless otherwise noted.
Aegon USA Investment Management, LLC (“AUIM”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.60 billion	8	$1.59 billion	9	$28.03 billion
Tyler A. Knight, CFA	6	$8.43 billion	5	$811 million	15	$7.36 billion
Brian W. Westhoff, CFA	5	$8.05 billion	5	$972 million	18	$30.42 billion
Sivakumar N. Rajan	4	$3.75 billion	5	$907 million	8	$27.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$3.42 billion	8	$1.59 billion	9	$28.03 billion
Tyler A. Knight, CFA	6	$7.26 billion	5	$811 million	15	$7.36 billion
Brian W. Westhoff, CFA	5	$6.87 billion	5	$972 million	18	$30.42 billion
Sivakumar N. Rajan	8	$9.08 billion	5	$954 million	9	$28.60 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Core Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$2.28 billion	8	$1.59 billion	9	$28.03 billion
Tyler A. Knight, CFA	6	$6.12 billion	5	$811 million	15	$7.36 billion
Brian W. Westhoff, CFA	5	$5.73 billion	5	$972 million	18	$30.42 billion
Sivakumar N. Rajan	4	$1.44 billion	5	$907 million	8	$27.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0

Transamerica High Yield Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$225 million	11	$2.97 billion	13	$1.95 billion
Benjamin D. Miller, CFA	2	$225 million	11	$2.97 billion	13	$1.95 billion
James K. Schaeffer, Jr.	2	$225 million	11	$2.97 billion	15	$2.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	2	$419 million
Benjamin D. Miller, CFA	0	$0	0	$0	2	$419 million
James K. Schaeffer, Jr.	0	$0	0	$0	1	$368 million
Transamerica High Yield ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Kevin Bakker, CFA	2	$1.33 billion	11	$2.97 billion	13	$1.95 billion
Benjamin D. Miller, CFA	2	$1.33 billion	11	$2.97 billion	13	$1.95 billion
James K. Schaeffer, Jr.	2	$1.33 billion	11	$2.97 billion	15	$2.18 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Kevin Bakker, CFA	0	$0	0	$0	2	$419 million
Benjamin D. Miller, CFA	0	$0	0	$0	2	$419 million
James K. Schaeffer, Jr.	0	$0	0	$0	1	$368 million
Transamerica Multi-Managed Balanced
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.21 billion	8	$1.59 billion	9	$28.03 billion
Tyler A. Knight, CFA	6	$8.05 billion	5	$811 million	15	$7.36 billion
Brian W. Westhoff, CFA	5	$7.66 billion	5	$972 million	18	$30.42 billion
Sivakumar N. Rajan	4	$3.37 billion	5	$907 million	8	$27.95 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Short-Term Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tyler A. Knight, CFA	6	$5.0 billion	5	$811 million	15	$7.36 billion
Brian W. Westhoff, CFA	5	$4.62 billion	5	$972 million	18	$30.42 billion
Norbert King	0	$0	1	$100 million	16	$29.39 billion
Sivakumar N. Rajan	7	$5.67 billion	5	$954 million	9	$28.60 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tyler A. Knight, CFA	0	$0	0	$0	0	$0
Brian W. Westhoff, CFA	0	$0	0	$0	0	$0
Norbert King	0	$0	0	$0	0	$0

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sivakumar N. Rajan	0	$0	0	$0	0	$0
Transamerica Sustainable Bond
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Bradley D. Doyle, CFA	5	$4.62 billion	8	$1.59 billion	9	$28.03 billion
Charles Foster, CFA	0	$0	4	$897 million	13	$2.11 billion
James Rich	0	$0	1	$29 million	1	$95 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Bradley D. Doyle, CFA	0	$0	0	$0	0	$0
Charles Foster, CFA	0	$0	0	$0	0	$0
James Rich	0	$0	0	$0	0	$0
Conflict of Interest
AUIM manages separate accounts and other commingled pools for institutions as well as various affiliated entities. Affiliate relationships represent the majority of AUIM’s assets under management. Conflicts of interest will arise when AUIM is acting on behalf of the accounts of different clients, including its affiliated clients. These conflicts include, but are not limited to:
•
allocation of investment opportunities among clients;
•
advice given or actions taken with respect to any of its clients may differ from the advice given or the timing or nature of action taken with respect to another client or group of clients;
•
buying or selling positions in the same securities or in other securities within an issuer’s capital structure when other clients are undertaking the same or differing, including potentially opposite, investment strategies;
•
possession of material, non-public information that may impact the ability to acquire or liquidate client holdings; and
•
compensation that AUIM receives from managing one client’s accounts may be higher than the fees it receives from managing other accounts, or it may receive compensation based on the performance of certain other client accounts.
In each case, AUIM recognizes the responsibility to treat all clients fairly and consistently, and portfolio decisions made for unaffiliated accounts will be consistent, where applicable, with the decisions made for affiliated accounts. AUIM strives to mitigate conflicts between and among accounts through its trade aggregation and allocation policy and procedures. In addition to its trade aggregation and allocation policy and procedures, AUIM seeks to manage conflicts of interest between and among other client accounts through AUIM’s Code of Ethics and Conflicts of Interest policies, other trading-related policies and procedures, internal review processes, ongoing training, and senior management oversight.
AUIM also participates in a global research platform facilitated though a global sharing agreement with various Aegon Asset Management affiliates. AUIM independently manages investment strategies that separately utilize and depend on the global research platform. Additionally, AUIM provides investment research that it creates for its discretionary investment advisory clients to a non-discretionary affiliate client. Similarly, AUIM prepares investment research for its non-discretionary affiliate client that could benefit its discretionary clients.
Conflicts of interest, or at least the appearance of conflicts, may arise when portfolio managers from each firm invest or trade in the same securities or issuers on behalf of their respective clients. These conflicts can include the advance access to investment research that results in the preferential treatment or the possibility of preferential allocation of securities trading opportunities that have limited availability. AUIM has developed compliance policies and monitoring designed to reasonably ensure that its research-sharing activities comply with applicable regulatory requirements and address material conflicts of interest.
Compensation
As of October 31, 2022, each portfolio manager’s compensation is provided directly by the sub-adviser and not by the funds. Each portfolio manager’s compensation consists of a fixed base salary and a variable performance incentive. The performance incentive is based on the following factors: the economic performance of the overall relevant portfolio manager’s asset class, including the performance of the relevant fund’s assets; leadership and communication with clients; assisting with the sub-advisers strategic goals; and financial results from Aegon Asset Management Holding B.V., and Aegon NV.
The portfolio managers may also participate in the sub-adviser’s long-term compensation plan, which is awarded as deferred cash notionally invested in select sub-adviser’s strategies during the vesting period as described in the long-term compensation plan. Payout is based on a combination of personal employee, sub-adviser, Aegon Asset Management Holding B.V. and Aegon N.V. performance factors. Pay out from the long-term incentive occurs after a two or three-year vesting period depending on role, level and local remuneration practices and requirements.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Kevin Bakker, CFA	$100,001 - $500,000	Transamerica High Yield Bond
Jason P. Felderman, CFA	$10,001 - $50,000	Transamerica Floating Rate
Benjamin D. Miller, CFA	$10,001 - $50,000	Transamerica High Yield Bond
James K. Schaeffer, Jr.	$100,001 - $500,000	Transamerica High Yield Bond
Brian W. Westhoff, CFA	$50,001 - $100,000	Transamerica Bond

Epoch Investment Partners, Inc. (“Epoch”)
Transamerica International Focus
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Michael E. Brown, CFA	0	$0	2	$376.93 million	0	$0
Alfred Li, CFA	1	$2.17 million	4	$634.80 million	3	$1.25 billion
Jeff Tiefenbach, CFA	2	$2.31 billion	7	$913.47 million	6	$1.32 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Michael E. Brown, CFA	0	$0	0	$0	0	$0
Alfred Li, CFA	0	$0	0	$0	0	$0
Jeff Tiefenbach, CFA	0	$0	0	$0	0	$0
Conflict of Interest
Epoch is a wholly-owned subsidiary of The Toronto-Dominion Bank.
Affiliates
Broker-Dealers
TD Securities Inc. (“TD Securities”), is a Canadian “investment dealer” registered in all provinces and territories of Canada and, as a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Securities (USA) LLC (“TDSI USA”), a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”), is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Private Client Wealth LLC (“TDPCW”), an affiliate dually registered with the SEC as a broker-dealer and investment adviser, and a member of FINRA, is a wholly-owned subsidiary of TD Bank, N.A., which itself is a wholly-owned subsidiary of The Toronto-Dominion Bank.
TD Waterhouse Canada Inc. (“TDWaterhouse”) is registered in all Canadian provinces and territories as a broker-dealer and is a member of the Investment Industry Regulatory Organization of Canada.
Investment Advisers
TD Asset Management Inc. is a wholly-owned subsidiary of The Toronto- Dominion Bank. TD Asset Management Inc. is registered as a “portfolio manager” in all Canadian provinces and territories and may also act as an exempt market dealer of securities.
TDPCW, described above, offers investment advisory services through several wrap programs.
TD Waterhouse Private Investment Counsel Inc. (“TDW PIC”) is registered in all Canadian provinces and territories as a portfolio manager. It may also act as an exempt market dealer of securities.
TD Bank, N.A., is a U.S. national bank subject to regulation by the Office of the Comptroller of the Currency (“OCC”) and, as an indirect wholly-owned subsidiary of The Toronto-Dominion Bank, a related person.
The Toronto-Dominion Bank, ultimate parent company, is a Canadian chartered bank regulated by the Canadian Office of the Superintendent of Financial Institutions.
Related and Connected Issuers
Related Issuers: An issuer of securities is “related” to us if, through ownership, or direction and control over voting securities, we exercise a controlling influence over that issuer or that issuer exercises a controlling influence over us or the same third party exercises a controlling influence over both us and the issuer.
Connected Issuers: An issuer is “connected” to us if, due to indebtedness or other relationships, a reasonable prospective purchaser might question if that issuer and we are independent of each other.
In carrying on business as an adviser or exempt market dealer, we may, with respect to securities of related issuers, and in the course of a distribution of securities of connected issuers:

(a) exercise discretionary authority to buy or sell these securities for your accounts;
(b) make recommendations regarding these securities to you; and/or
(c) sell units of pooled funds, or other similar collective investment vehicles, established, managed and distributed by us or by our affiliates, to clients.
We will carry out these services in the ordinary course of our business in accordance with our usual practices and procedures and in accordance with all applicable disclosure and other regulatory requirements. It is our policy to comply fully with all applicable securities laws and to make all required disclosures.
Connected Issuers
Epoch (and/or its directors, officers and other employees) may, from time to time, advise our clients with respect to the purchase or sale of, or provide advice about, securities issued by related and/or connected issuers to Epoch. Epoch will only engage in such activities if it is confident that they are in the best interests of its clients and are in compliance with all requirements imposed by applicable securities law and, where applicable, the particular client’s investment policy. The company does not solicit or deal with clients of Epoch nor do they directly compete with Epoch.
Epoch’s employees
i) Outside business activities
Epoch’s first obligation is to fulfill our fiduciary duty to our clients. In so doing, employees must not engage in activities, within or outside of the scope of their employment with Epoch, that conflict or can be perceived as conflicting with this duty.
ii) Personal trading
Employee trading is governed by Epoch’s Personal Trading Policy, a copy of which is available upon request. The key provisions of this policy with respect to personal trading are summarized as follows:
•
Prohibition on trading within a blackout period before and after the date on which a transaction in the same security is effected for an Epoch client.
•
Pre-clearance of all trading by the employee or family members or trading in accounts controlled by the employee, through a designate of the Chief Compliance Officer. Restrictions on investing in initial public offerings and private placements.
•
Prohibitions on short selling.
•
Prohibition on trading securities on a “Restricted List” of securities being traded or under consideration for trading by Epoch.
•
Minimum hold period.
•
Full disclosure of all securities trades and securities holdings.
•
Annual holdings report and attestations.
•
Employees are required to direct their brokers to provide personal account statements directly to Epoch Compliance.
iii) Insider trading
No Epoch employee, officer nor director may trade in a security, either personally or on behalf of Epoch clients, while in possession of material, non-public information regarding that security, nor may any employee, officer or director communicate material, non-public information to others in violation of the law. This conduct is commonly referred to as “insider trading.” Penalties for trading on or communicating material, non-public information are severe, both for individuals and their employers. An individual can be subject to penalties such as civil injunctions, damages, disgorgement of profits, jail sentences and fines, even if he/she did not personally benefit from the violation.
Epoch has established procedures to aid its employees, officers and directors in avoiding insider trading and to aid in detection and prevention of insider trading and sanctions if procedures are not followed.
For a more detailed description of potential conflicts of interest, please refer to the language from Epoch's ADV Part 2.
Compensation
In addition to base salary and year-end discretionary variable compensation, there are a number of additional benefits in place including:

(1) retirement savings programs that enable employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(2) incentive programs in which employees may participate subject to certain eligibility requirements; and
(3) In addition, key investment professionals (Vice President & Directors and Managing Directors) also receive TD shares as part of the Restricted Share Units (RSU) Plan. The purpose of this Plan is to encourage employees to increase their interest in TD's long-term success by awarding them “Units,” which provide future compensation related to the price of the common shares of TD.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

J.P. Morgan Investment Management Inc. (“JP Morgan”)
Transamerica Balanced II
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	8	$24.40 billion	5	$3.02 billion	11	$10.40 billion
Raffaele Zingone, CFA	13	$52.03 billion	11	$8.05 billion	11	$11.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	0	$0	5	$1.32 billion
Raffaele Zingone, CFA	0	$0	0	$0	5	$1.32 billion
Transamerica Multi-Managed Balanced
Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Tim Snyder, CFA	8	$24.40 billion	5	$3.02 billion	11	$10.40 billion
Raffaele Zingone, CFA	13	$52.03 billion	11	$8.05 billion	11	$11.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Tim Snyder, CFA	0	$0	0	$0	5	$1.32 billion
Raffaele Zingone, CFA	0	$0	0	$0	5	$1.32 billion
*The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Conflict of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
JP Morgan faces a conflict of interest in allocating the assets of Transamerica JPMorgan Asset Allocation - Conservative VP, Transamerica JPMorgan Asset Allocation - Growth VP, Transamerica JPMorgan Asset Allocation - Moderate Growth VP, Transamerica JPMorgan Asset Allocation - Moderate VP and Transamerica JPMorgan International Moderate Growth VP (each a “portfolio”) because the underlying portfolios in which the portfolio invests include Transamerica Funds sub-advised by JP Morgan. Consistent with the portfolio’s objective and strategies, JP Morgan is permitted to invest any portion of a portfolio’s assets in underlying portfolios which it sub-advises. JP Morgan will receive additional fees when it allocates portfolio assets to an underlying portfolio it sub-advises. This conflict could provide JP Morgan with an incentive to allocate portfolio assets to an underlying portfolio it sub-advises rather than to another underlying portfolio investing in the same asset class sub-advised by another sub-adviser. Or, JP Morgan may have an incentive to increase a portfolio’s allocation to an asset class for which the only underlying portfolio is one which it sub-advises.
JP Morgan also faces a potential conflict of interest in allocating the assets of the portfolio when JP Morgan has business relationships with other sub-advisers of underlying portfolios in which the portfolio invests or with affiliates of those sub-advisers. Allocating portfolio assets to underlying portfolios managed by such sub-advisers may help to enhance JP Morgan’s relationships with such sub-advisers or their affiliates.
Compensation

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% is allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Morgan Stanley Investment Management Inc. (“Morgan Stanley”)
Transamerica Capital Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	24	$15.83 billion	34	$11.04 billion	17	$4.57 billion
Sam G. Chainani, CFA	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Jason C. Yeung, CFA	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
David S. Cohen	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Armistead B. Nash	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Alexander T. Norton	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$191.71 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$191.71 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$191.71 million
David S. Cohen	0	$0	0	$0	2	$191.71 million
Armistead B. Nash	0	$0	0	$0	2	$191.71 million
Alexander T. Norton	0	$0	0	$0	2	$191.71 million
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Dennis P. Lynch	24	$15.83 billion	34	$11.04 billion	17	$4.57 billion
Sam G. Chainani, CFA	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Jason C. Yeung, CFA	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
David S. Cohen	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Armistead B. Nash	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Alexander T. Norton	23	$15.82 billion	31	$10.98 billion	16	$4.51 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Dennis P. Lynch	0	$0	0	$0	2	$191.71 million
Sam G. Chainani, CFA	0	$0	0	$0	2	$191.71 million
Jason C. Yeung, CFA	0	$0	0	$0	2	$191.71 million
David S. Cohen	0	$0	0	$0	2	$191.71 million
Armistead B. Nash	0	$0	0	$0	2	$191.71 million
Alexander T. Norton	0	$0	0	$0	2	$191.71 million
* Other Accounts excludes the assets and numbers of accounts in wrap fee programs that are managed using model portfolios.
Conflict of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of the funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a fund due to Morgan Stanley’s activities outside the funds. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of a fund, resulting in the fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the funds in a manner that may be adverse to the funds, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a fund, including if the fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a fund or its shareholders. A fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a fund’s investment objectives. A fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a fund’s advantage. There can be no assurance that a fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a fund holds an investment. Such investment could create a conflict between the fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a fund.
In addition, certain investment professionals who are involved in a fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the Adviser, including a fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the Adviser’s clients, including the funds, and the Affiliated Investment Accounts managed by Eaton Vance.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a fund even though such other clients’ investment objectives may be similar to those of the fund.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the funds, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the fund (and vice versa), might complete trades more quickly and efficiently than the fund, and/or achieve different execution than the fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the fund and the Eaton Vance Investment Department may result, from time to time, in the fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the funds and/or some or all other Morgan Stanley Funds), a fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the funds or the amount that the funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of a fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where a fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a fund’s holdings, although these activities could have an adverse impact on the value of one or more of the fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in a fund, typically to enable the fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a fund’s interests.
Subject to the limitations of applicable law, a fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a fund and with respect to investments that a fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a fund. Morgan Stanley may give advice and provide recommendations to persons competing with a fund and/or any of a fund’s investments that are contrary to the fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on a fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a fund has an investment may be adverse to the Adviser’s or a fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or a fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a fund, its shareholders or the entities in which the fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a funds’ interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a fund has made an investment. Under such circumstances, a fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a fund.

Allocation of Expenses. Expenses may be incurred that are attributable to a fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a fund, the Adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the affiliated investment adviser may receive asset-based fees in respect of a fund’s investment (which will reduce the net return realized by a fund).
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
Compensation
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
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Cash Bonus.
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Deferred Compensation:
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A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
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IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
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Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
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Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
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Revenue and profitability of the Firm
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Return on equity and risk factors of both the business units and Morgan Stanley
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Assets managed by the portfolio manager
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External market conditions
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New business development and business sustainability
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Contribution to client objectives
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Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by the Portfolio Managers
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub- Advisers may receive fees from certain accounts that are higher than the fee it receives from the fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Advisers manage accounts that engage in short sales of securities of the type in which the fund invests, the Adviser and/or Sub-Advisers could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Peregrine Capital Management, LLC (“Peregrine”)
Transamerica Small Cap Value
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Jason R. Ballsrud, CFA	1	$425.0 million	3	$390.2 million	3	$279.9 million
Tasso H. Coin, Jr., CFA	1	$425.0 million	3	$390.2 million	3	$279.9 million
Douglas G. Pugh, CFA	1	$425.0 million	3	$390.2 million	3	$279.9 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Jason R. Ballsrud, CFA	0	$0	0	$0	1	$261.8 million
Tasso H. Coin, Jr., CFA	0	$0	0	$0	1	$261.8 million
Douglas G. Pugh, CFA	0	$0	0	$0	1	$261.8 million
Conflict of Interest
Peregrine seeks to minimize conflicts of interest by treating all clients fairly within each investment style. We do not foresee any material conflicts of interest in connection with the management of the funds’ investments and other clients. All portfolios with comparable objectives and constraints are team managed. Peregrine Small Cap Value trades are allocated on a pro-rata basis across all client accounts. Peregrine does not have affiliates. Employees must pre-clear personal security transactions and disclose outside business activities.
Compensation
The compensation plan for our investment professionals has been structured to allow each member to participate fully in the success of their investment style. Peregrine’s portfolio managers are compensated with a competitive base salary plus incentives that are tied to investment performance, new client additions and client retention. Compensation is intentionally aligned with the interest of our clients. Finally, a portion of incentive compensation is tied to one, three and five-year investment performance relative to standard industry indices.
There is no compensation tied to individual portfolio manager performance. This deliberate decision was driven by our belief that all decisions are made as a team, and therefore, there is shared responsibility for all outcomes.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Jason R. Ballsrud, CFA	Over $1,000,000	Transamerica Small Cap Value
Douglas G. Pugh, CFA	$500,001 - $1,000,000	Transamerica Small Cap Value

PineBridge Investments LLC (“PineBridge”)
Transamerica Inflation-Protected Securities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Robert A. Vanden Assem, CFA	6	$2.12 billion	15	$4.12 billion	19	$6.56 billion
Roberto Coronado	3	$1.01 billion	3	$851 million	3	$1.48 billion
Gunter H. Seeger	3	$1.01 billion	0	$0	0	$0
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Robert A. Vanden Assem, CFA	0	$0	0	$0	3	$1.0 billion
Roberto Coronado	0	$0	0	$0	0	$0
Gunter H. Seeger	0	$0	0	$0	0	$0
Transamerica Large Core ESG
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	2	$4.49 billion	4	$660 million	10	$1.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Transamerica Large Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Sheedsa Ali, CFA	2	$4.32 billion	4	$660 million	10	$1.80 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Sheedsa Ali, CFA	0	$0	0	$0	0	$0
Conflict of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investments LLC’s Form ADV Part 2.
Compensation
Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long‐term incentive/performance unit plan (LTI) to share in the long‐term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long‐term performance and ensuring employee alignment of interests with the firm’s long‐term vision and goals.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Ranger Investment Management, L.P. (“Ranger”)
Transamerica Small Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
W. Conrad Doenges	4	$202.5 million	6	$171.7 million	17	$1.03 billion
Andrew Hill	4	$202.5 million	6	$171.7 million	17	$1.03 billion
Joseph LaBate	4	$202.5 million	6	$171.7 million	17	$1.03 billion
Brown McCullough	4	$202.5 million	6	$171.7 million	17	$1.03 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
W. Conrad Doenges	0	$0	1	$83.4 million	0	$0
Andrew Hill	0	$0	1	$83.4 million	0	$0
Joseph LaBate	0	$0	1	$83.4 million	0	$0
Brown McCullough	0	$0	1	$83.4 million	0	$0
Conflict of Interest
Ranger recognizes that there are conflicts of interests which are common to the investment industry and/or specific to Ranger, and implements policies and procedures which seek to mitigate such conflicts.
As a fiduciary, Ranger has an affirmative duty to act in the best interests of its clients and to make full and fair disclosure of material facts, particularly where Ranger’s interests may conflict with those of its clients. Ranger’s compliance program requires each employee to act with integrity, competence, diligence, respect, and in an ethical manner when dealing with current and prospective clients, other employees and colleagues in the investment profession, and other participants in the global capital markets. Ranger expects employees to place the interests of clients above their own personal interest and to avoid any actual or potential conflicts of interest.
Multiple Clients
Ranger manages client accounts other than Transamerica Small Cap Growth. An inherent conflict to an advisor managing more than one client account is the potential for one client to receive less time, attention or investment opportunity than another client with either more assets under management or a more lucrative fee structure. Ranger’s compliance program addresses this potential conflict by requiring that orders for securities are aggregated and allocated on a pro rata basis in accordance with each account’s investment guidelines as determined exclusively by Ranger’s portfolio manager or his designee. Differences in allocation proportions may occur due to tax considerations, avoidance of odd lots or de minimis numbers of shares, and investment strategies of the accounts. In order to verify compliance with these policies and procedures, Ranger conducts regular reviews of the order allocation process.
As a general matter, Ranger believes that aggregation and pro rata allocation of orders for multiple client accounts is consistent with its duty to seek best execution for its clients. However, in any case in which Ranger believes that aggregation and pro rata allocation of a client order is not consistent with its duty to seek best execution, it will not affect the transaction on an aggregated basis.
Personal Trading
Potential conflicts of interest may exist with respect to the personal trading activities of an advisor’s employees in relation to trading on behalf of such advisor’s clients. An employee trading securities in his or her account prior to trading the same security on behalf of clients (commonly known as “front-running”) is an example of such a conflict. To mitigate this conflict, Ranger requires employees to adhere to certain personal trading procedures overseen by the compliance team. For example, employees are required to receive pre-clearance from the Chief Compliance Officer (“CCO”) or other designated officer prior to engaging in securities transactions in their personal accounts. All employees of Ranger are considered “Access Persons’. Access Persons are prohibited from front running client accounts and/or acting upon inside information. Under no circumstance may an Employee, or family member living in the Employee’s household, or any account over which an Employee has control, benefit at the expense of investors or the Firm. With the exception of certain types of securities, Access Persons and family members living in their household are prohibited from making direct purchases or short sales of individual company equity securities which would result in direct or indirect beneficial ownership. Employees and family members may be permitted to sell securities they currently hold or may hold in the future (whether as the result of gift, bequest, other similar transfer, or acquired prior to employment), subject to pre-approval by the CCO or designee as outlined by the Pre‐Clearance Procedures.
The pre-approval process, which includes the verification of adherence and record keeping is facilitated through the use of specific compliance software and includes regular monitoring and risk-based testing procedures conducted by the compliance team.

Soft Dollars
Ranger seeks to employ a soft dollar policy that falls within the safe harbor established by Section 28(e) of the Securities Exchange Act of 1934. Ranger’s use of soft dollar credits to pay for research and brokerage products or services might otherwise be borne by Ranger. Accordingly, there is a potential conflict of interest between a client’s interests in obtaining best execution and Ranger’s receipt of and payment for research through brokerage allocations as described above. To the extent Ranger obtains brokerage and research services that it otherwise would acquire at its own expense, Ranger may have incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.
Research services, as that term is used in Section 28(e)(3), may include both services generated internally by a broker’s own research staff and services obtained by the broker from a third-party research firm. The research services obtained may include a broad variety of financial and related information and services, including written or oral research and information relating to the economy, industries or industry segments, a specific company or group of companies, software or written financial data, electronic or other quotations or market information systems, financial or economic programs or seminars, or other similar services or information Ranger believes enhances its advisory functions and services. The soft dollar research Ranger obtains normally benefits many accounts rather than just the one(s) for which the order is being executed, and Ranger may not use all research in connection with the account(s) which paid commissions to the broker providing the research.
Generally, Ranger will attempt to place portfolio transactions with broker dealers who, in its opinion, provide the best combination of price and execution (including brokerage commissions). However, Ranger may pay a broker dealer a commission for effecting a transaction in excess of commission charged by another broker or dealer as long as Ranger makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.
To mitigate potential conflict of interest posed by soft dollar usage, Ranger implements compliance procedures to actively monitor soft dollar usage in context to its best execution policy. In addition, Ranger maintains an internal allocation procedure to identify those brokers who provided it with research and execution services that Ranger considers useful to its investment decision-making process.
Compensation
Ranger’s portfolio managers are equity principals of the Firm and are entitled to participate in the profitability of the Firm. The portfolio managers are generally also entitled to a salary and a variable annual bonus.
Bonuses are a function of Ranger’s revenues, asset growth, how well the overall portfolio has performed, a portfolio manager’s contribution to the client service function, input to the investment process, willingness to work in a team environment, and such portfolio manager’s individual performance in comparison to comparable sectors of the Russell 2000 Growth Index.
Portfolio managers are also compensated indirectly through benefit programs such as 401(k) matching and fully paid healthcare packages.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Thompson, Siegel & Walmsley LLC (“TSW”)
Transamerica International Equity
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brandon H. Harrell, CFA	6	$2.39 billion	5	$1.81 billion	12	$2.75 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Brandon H. Harrell, CFA	0	$0	0	$0	0	$0
Transamerica Mid Cap Value Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
R. Michael Creager, CFA	4	$832.5 million	1	$133.3 million	18	$1.35 billion
Brett P. Hawkins, CFA	5	$867.8 million	3	$233.8 million	30	$2.27 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
R. Michael Creager, CFA	0	$0	0	$0	0	$0
Brett P. Hawkins, CFA	0	$0	0	$0	0	$0
Conflict of Interest
TSW seeks to minimize actual or potential conflicts of interest that may arise from its management of the fund and management of non-fund accounts. TSW has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TSW’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TSW seeks to treat all clients fairly and to put clients’ interests first.
Compensation
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance and individual contribution. A portion of the bonus (up to 35%) may be deferred into Perpetual stock, TSW Funds or a combination of the two.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Brandon H. Harrell, CFA	$500,001 - $1,000,000	Transamerica International Equity
R. Michael Creager, CFA	$50,001 - $100,000	Transamerica Mid Cap Value Opportunities
Brett P. Hawkins, CFA	$100,001 - $500,000	Transamerica Mid Cap Value Opportunities

Transamerica Asset Management, Inc. (“TAM”)
Transamerica Asset Allocation Funds
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Christopher A. Staples, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Kane Cotton, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Rufat Garalov, CFA	4	$514.7 million	10	$65.8 million	5	$9.1 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Christopher A. Staples, CFA	0	$0	0	$0	0	$0
Kane Cotton, CFA	0	$0	0	$0	0	$0
Rufat Garalov, CFA	0	$0	0	$0	0	$0
Compensation
The portfolio managers are compensated through a fixed salary and cash bonuses that are awarded for contributions to the firm. Generally, annually, the executive officers of TAM, in consultation with the other senior management, determine the bonus amounts for each portfolio manager. Bonuses may be a significant portion of a portfolio manager’s overall compensation. Bonuses are not guaranteed. Presently we have no deferred compensation arrangements.
Conflict of Interest
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other.
TAM has policies and procedures in place to mitigate potential conflicts of interest.
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s).

Wellington Management Company LLP (“Wellington Management”)
Transamerica Emerging Markets Opportunities
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary L. Pryshlak, CFA	12	$6.39 billion	56	$15.09 billion	94	$29.01 billion
Jonathan G. White, CFA	12	$6.39 billion	58	$15.20 billion	96	$29.15 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary L. Pryshlak, CFA	2	$735.31 million	8	$4.19 billion	13	$5.20 billion
Jonathan G. White, CFA	2	$735.31 million	8	$4.19 billion	13	$5.20 billion
Transamerica Large Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mammen Chally, CFA	12	$20.72 billion	12	$1.91 billion	18	$3.78 billion
Douglas McLane, CFA	12	$20.72 billion	24	$2.27 billion	44	$3.87 billion
David Siegle, CFA	12	$20.72 billion	11	$1.90 billion	17	$3.77 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mammen Chally, CFA	0	$0	1	$109.36 thousand	1	$229.24 million
Douglas McLane, CFA	0	$0	4	$150.87 million	1	$229.24 million
David Siegle, CFA	0	$0	0	$0	1	$229.24 million
Transamerica Mid Cap Growth
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Timothy N. Manning	5	$2.25 billion	7	$2.30 billion	4	$1.39 billion
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Timothy N. Manning	1	$1.13 billion	1	$334.87 thousand	0	$0
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Portfolio Managers make investment decisions for each account, including the fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, the Portfolio Managers may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the fund. Messrs. Chally, Manning, McLane, Siegle and White and Ms. Pryshlak also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and TAM on behalf of the fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the fund. The following information relates to the fiscal year ended October 31, 2022.Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the fund (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager, with the exception of Mary Pryshlak and Jon White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the fund is linked to the gross pre-tax performance of the portion of the fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.
The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally, Manning and McLane and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
Transamerica Large Growth Transamerica Mid Cap Growth	Russell 1000® Growth Index Russell Midcap® Growth Index
Transamerica Emerging Markets Opportunities	MSCI Emerging Markets Index
Ownership of Securities
As of October 31, 2022, the portfolio manager(s) did not beneficially own any shares of the fund(s), except as follows:
Portfolio Manager	Range of Securities Owned	Fund
Douglas McLane, CFA	$100,001 – $500,000	Transamerica Large Growth

Appendix C – Securities Lending Activities
(for the fiscal year ended October 31, 2022)
Transamerica Balanced II
Gross income from securities lending activities (including income from cash collateral reinvestment)	$15,674.35
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$620.18
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$372.15
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$9,041.02
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$10,033.35
Net income from securities lending activities	$5,641.00

Transamerica Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$210,700.84
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,522.13
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,925.94
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$129,512.77
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$142,960.84
Net income from securities lending activities	$67,740.00

Transamerica Capital Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,906,381.19
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$192,115.03
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$39,734.68
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$944,738.48
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$1,176,588.19
Net income from securities lending activities	$1,729,793.00

Transamerica Core Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$666,987.81
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$13,048.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$10,664.47
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$525,477.73
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$549,190.81
Net income from securities lending activities	$117,797.00

Transamerica Emerging Markets Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$261,493.90
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$22,934.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,285.52
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$30,589.46
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$54,809.90
Net income from securities lending activities	$206,684.00

Transamerica High Yield Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,740,928.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$95,568.57
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$32,080.43
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$752,736.17
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$880,385.17
Net income from securities lending activities	$860,543.00

Transamerica High Yield ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$36,280.19
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,218.08
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$703.78
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$23,352.33
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$25,274.19
Net income from securities lending activities	$11,006.00

Transamerica Inflation-Protected Securities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$16,557.16
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$779.80
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$450.82
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$8,265.54
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$9,496.16
Net income from securities lending activities	$7,061.00

Transamerica International Equity
Gross income from securities lending activities (including income from cash collateral reinvestment)	$1,711,967.11
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$111,579.22
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$33,014.64
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$648,154.25
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$792,748.11
Net income from securities lending activities	$919,219.00

Transamerica International Focus
Gross income from securities lending activities (including income from cash collateral reinvestment)	$886,982.66
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$61,490.11
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$13,293.79
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$258,672.76
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$333,456.66
Net income from securities lending activities	$553,526.00

Transamerica Large Core ESG
Gross income from securities lending activities (including income from cash collateral reinvestment)	$17,732.09
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$294.09
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$289.01
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$14,500.99
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$15,084.09
Net income from securities lending activities	$2,648.00

Transamerica Large Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$310,950.77
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$18,113.96
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,604.21
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$124,083.60
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$147,801.77
Net income from securities lending activities	$163,149.00

Transamerica Large Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$156,915.40
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$14,898.83
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$831.58
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$7,078.99
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$22,809.40
Net income from securities lending activities	$134,106.00

Transamerica Mid Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$16,708.67
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,456.52
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$225.07
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$1,902.08
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$3,583.67
Net income from securities lending activities	$13,125.00

Transamerica Mid Cap Value Opportunities
Gross income from securities lending activities (including income from cash collateral reinvestment)	$35,249.96
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,088.31
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$963.53
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$13,381.12
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$16,432.96
Net income from securities lending activities	$18,817.00

Transamerica Multi-Managed Balanced
Gross income from securities lending activities (including income from cash collateral reinvestment)	$64,504.14
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$2,184.66
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,679.84
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$40,938.64
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$44,803.14
Net income from securities lending activities	$19,701.00

Transamerica Short-Term Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$197,620.95
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,771.44
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,110.98
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$152,769.53
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$163,651.95
Net income from securities lending activities	$33,969.00

Transamerica Small Cap Growth
Gross income from securities lending activities (including income from cash collateral reinvestment)	$40,864.91
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$3,564.20
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$476.95
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$4,629.76
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$8,670.91
Net income from securities lending activities	$32,194.00

Transamerica Small Cap Value
Gross income from securities lending activities (including income from cash collateral reinvestment)	$57,058.38
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,476.77
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$683.13
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$11,510.48
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$16,670.38
Net income from securities lending activities	$40,388.00

Transamerica Sustainable Bond
Gross income from securities lending activities (including income from cash collateral reinvestment)	$12,248.72
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$609.20
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$254.83
Administrative fees not included in revenue split	$0.00
Indemnification fees not included in revenue split	$0.00
Rebate (paid to borrower)	$5,849.69
Other fees not included in revenue split	$0.00
Aggregate fees/compensation for securities lending activities	$6,713.72
Net income from securities lending activities	$5,535.00